
April 30, 2004

Mason Street(SM)
    Variable Annuity

    Prospectuses

                                    [PICTURE]

Nontax - Qualified Annuities
Individual Retirement Annuities
Roth IRAs

Northwestern Mutual
Series Fund Inc., Fidelity
VIP Mid Cap Portfolio and
Russell Investment Funds

The Northwestern Mutual
Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI 53202
(414) 271-1444

www.northwesternmutual.com

90-2062  (07/00)(Rev. 0404)
                                                        [LOGO APPEARS HERE]

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
   [LOGO] Northwestern Mutual  The Northwestern Mutual Life Insurance Company
                                     Mason Street/SM/ Variable Annuity


                                                                 April 30, 2004

Profile of the Mason Street/SM/ Variable Annuity Contract

This Profile is a summary of some of the more important points that you should consider and know before purchasing the Contract. We describe the Contract more fully in the prospectus which accompanies this Profile. Please read the prospectus carefully.
1. The Annuity Contract The Contract provides a means for you, the owner, to invest on a tax-deferred basis in your choice of twenty-four investment portfolios. The Contract also allows investment on a fixed basis in a guaranteed account. The Contract is issued by The Northwestern Mutual Life Insurance Company.

The Contract is intended for retirement savings or other long-term investment purposes. The Contract provides for a death benefit during the years when funds are being accumulated and for a variety of income options following retirement.


The twenty-four investment portfolios are listed in Section 4. These portfolios bear varying amounts of investment risk. Those with more risk are designed to produce a better long-term return than those with less risk. But this is not guaranteed. You can also lose your money.


The amounts you invest on a fixed basis earn interest at a rate we declare from time to time. We guarantee principal and we guarantee the interest rate for each amount for at least one year.

You may invest in any or all of the twenty-four investment portfolios. You may move money among these portfolios without charge up to 12 times per year. After that, a charge of $25 may apply. Transfers of amounts invested on a fixed basis are subject to restrictions and we reserve the right to limit the frequency or amount of transfers among the 24 investment portfolios.

During the years when funds are being paid into your Contract, known as the accumulation phase, the earnings accumulate on a tax-deferred basis. The earnings are taxed as income if you make a withdrawal. The income phase begins when you start receiving annuity payments from your Contract, usually at retirement. Monthly annuity payments begin on the date you select.

The amount you accumulate in your Contract, including the results of investment performance, will determine the amount of your monthly annuity payments.

2. Annuity Payments If you decide to begin receiving monthly annuity payments from your Contract, you may choose one of three payment plans: (1) monthly payments for a specified period of five to thirty years, as you select; (2) monthly payments for your life (assuming you are the annuitant), and you may choose to have payments continue to your beneficiary for the balance of ten or twenty years if you die sooner; or (3) monthly payments for your life and for the life of another person (usually your spouse) selected by you. After you begin receiving monthly annuity payments you cannot change your selection if the payments depend on your life or the life of another.

These payment plans are available to you on a variable or fixed basis. Variable means that the amount accumulated in your Contract will continue to be invested in one or more of the twenty-four investment portfolios as you choose. Your monthly annuity payments will vary up or down to reflect continuing investment performance. Or you may choose a fixed annuity payment plan which guarantees the amount you will receive each month.

3. Purchase The minimum initial purchase payment is $50,000. Your Northwestern Mutual financial representative will help you complete a Contract application form.

                                      Mason Street/SM/ Variable Annuity Profile

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   [LOGO] Northwestern Mutual  The Northwestern Mutual Life Insurance Company
                                     Mason Street/SM/ Variable Annuity

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4. Investment Choices  You may invest in any or all of the following investment portfolios. All of these are described in the attached prospectuses for Northwestern Mutual Series Fund, Inc., the Fidelity VIP Mid Cap Portfolio and the Russell Investment Funds.

Northwestern Mutual Series Fund, Inc.
     1.Small Cap Growth Stock Portfolio
     2.T. Rowe Price Small Cap Value Portfolio
     3.Aggressive Growth Stock Portfolio
     4.International Growth Portfolio
     5.Franklin Templeton International Equity Portfolio
     6.AllianceBernstein Mid Cap Value Portfolio
     7.Index 400 Stock Portfolio
     8.Janus Capital Appreciation Portfolio
     9.Growth Stock Portfolio
    10.Large Cap Core Stock Portfolio
    11.Capital Guardian Domestic Equity Portfolio
    12.T. Rowe Price Equity Income Portfolio
    13.Index 500 Stock Portfolio
    14.Asset Allocation Portfolio
    15.Balanced Portfolio
    16.High Yield Bond Portfolio
    17.Select Bond Portfolio
    18.Money Market Portfolio

Fidelity VIP Mid Cap Portfolio

Russell Investment Funds, Inc.
     1.Multi-Style Equity Fund
     2.Aggressive Equity Fund
     3.Non-U.S. Fund
     4.Core Bond Fund
     5.Real Estate Securities Fund

You may also invest all or part of your funds on a fixed basis in the Guaranteed Interest Fund (GIF).

5. Expenses The Contract has insurance and investment features, and there are costs related to them. Each year we deduct a $30 Contract fee. Currently this fee is waived if the value of your Contract is $25,000 or more. You may move money among the 24 investment portfolios without charge up to 12 times per year. After that, a charge of $25 may apply. We currently make no charge for these transfers.

We also deduct mortality and expense risk charges for the guarantees associated with your Contract. These charges are at the annual rate of 0.35%. We may increase these charges to a maximum rate of 0.75%. We will not increase the charges for at least five years from the date of the prospectus.

If your Contract includes the enhanced death benefit which we offer at extra cost, we will deduct from your Contract value on each Contract anniversary a charge based on the amount of the enhanced death benefit in effect and the age of the Annuitant when the Contract was issued. The charge is 0.10% of the amount of the benefit for issue age 45 or less, 0.20% for issue ages 46-55, and 0.40% for issue ages 56-65.

The portfolios also bear investment charges that range from an annual rate of 0.20% to 1.41% of the average daily value of the portfolio, depending on the investment portfolio you select. The following chart is designed to help you understand the charges for the Contract. The first three columns show the annual expenses as a percentage of assets including the insurance charges, the portfolio charges and the total charges. Portfolio expenses are based on 2003 expenses for the portfolios. Expenses for the portfolios reflect fee waivers and expense reimbursements. The last two columns show you examples of the charges, in dollars, you would pay. The examples reflect the impact of the asset based charges and the $30 Contract fee calculated by dividing the annual Contract fees collected by the average assets of the sub-account. The examples assume that you invested $10,000 in a Contract which earns 5% annually and that you withdraw your money at the end of year one, and at the end of year ten. Both of these examples reflect aggregate charges on a cumulative basis to the end of the 1 or 10-year period.

We do not make any charges for sales expenses. Your Northwestern Mutual agent who offers the Contract represents a broker-dealer or a registered investment adviser. You will pay the broker-dealer a fee in lieu of sales commissions or you will pay a fee for investment advisory services. In either case your Northwestern Mutual agent will disclose the fees to you and receive a portion of the fees you pay.

For more detailed information, see the Expense Table which begins on page 3 of the attached prospectus for the Contracts.

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   [LOGO] Northwestern Mutual  The Northwestern Mutual Life Insurance Company
                                     Mason Street/SM/ Variable Annuity

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                                   EXPENSES

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
                                                                                             Examples:*
CONTRACT                                                                                    Total Annual
WITHOUT THE ENHANCED                          Annual Expenses as a Percentage of Assets    Charges At End of
DEATH BENEFIT                                  Total Annual      Total Annual
                                                Insurance         Portfolio   Total Annual
Portfolio                                        Charges*          Charges     Expenses*   1 Year  10 Years
-                                          -----------------------------------------------------------------
Northwestern Mutual Series Fund, Inc.
  Small Cap Growth Stock                   0.35% (0.35% + 0.00%)    0.59%        0.94%      $ 96    $1,416
  T. Rowe Price Small Cap Value            0.35% (0.35% + 0.00%)    0.90%        1.25%      $127    $1,765
  Aggressive Growth Stock                  0.35% (0.35% + 0.00%)    0.52%        0.87%      $ 89    $1,335
  International Growth                     0.35% (0.35% + 0.00%)    1.10%        1.45%      $148    $2,106
  Franklin Templeton International Equity  0.35% (0.35% + 0.00%)    0.74%        1.09%      $111    $1,586
  AllianceBernstein Mid Cap Value          0.35% (0.35% + 0.00%)    0.94%        1.29%      $131    $1,809
  Index 400 Stock                          0.35% (0.35% + 0.00%)    0.27%        0.62%      $ 63    $1,044
  Janus Capital Appreciation               0.35% (0.35% + 0.00%)    0.90%        1.25%      $127    $1,765
  Growth Stock                             0.35% (0.35% + 0.00%)    0.43%        0.78%      $ 80    $1,231
  Large Cap Core Stock                     0.35% (0.35% + 0.00%)    0.46%        0.81%      $ 83    $1,266
  Capital Guardian Domestic Equity         0.35% (0.35% + 0.00%)    0.67%        1.02%      $104    $1,507
  T. Rowe Price Equity Income              0.35% (0.35% + 0.00%)    0.75%        1.10%      $112    $1,610
  Index 500 Stock                          0.35% (0.35% + 0.00%)    0.20%        0.55%      $ 56    $  961
  Asset Allocation                         0.35% (0.35% + 0.00%)    0.73%        1.08%      $110    $1,575
  Balanced                                 0.35% (0.35% + 0.00%)    0.30%        0.65%      $ 66    $1,079
  High Yield Bond                          0.35% (0.35% + 0.00%)    0.52%        0.87%      $ 89    $1,335
  Select Bond                              0.35% (0.35% + 0.00%)    0.30%        0.65%      $ 66    $1,079
  Money Market                             0.35% (0.35% + 0.00%)    0.00%        0.35%      $ 36    $  720
Fidelity VIP Mid Cap Portfolio             0.35% (0.35% + 0.00%)    0.95%        1.30%      $132    $1,820
Russell Investment Funds, Inc.
  Multi-Style Equity                       0.35% (0.35% + 0.00%)    0.87%        1.22%      $124    $1,810
  Aggressive Equity                        0.35% (0.35% + 0.00%)    1.05%        1.40%      $143    $2,132
  Non-U.S.                                 0.35% (0.35% + 0.00%)    1.15%        1.50%      $153    $2,286
  Core Bond                                0.35% (0.35% + 0.00%)    0.70%        1.05%      $107    $1,621
  Real Estate Securities                   0.35% (0.35% + 0.00%)    0.95%        1.30%      $132    $1,820

*The $30 Contract fee is reflected as 0.00% of the assets based on actual fees collected divided by average assets of the sub-account. We may increase the insurance charges to a maximum rate of 0.75%. We will not increase the charges for at least five years from the date of the prospectus.

                                      Mason Street/SM/ Variable Annuity Profile

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   [LOGO] Northwestern Mutual  The Northwestern Mutual Life Insurance Company
                                     Mason Street/SM/ Variable Annuity

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                                   EXPENSES

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
                                                                                                     Examples: *
CONTRACT WITH THE                                                                                   Total Annual
ENHANCED DEATH BENEFIT AT                         Annual Expenses as a Percentage of Assets        Charges At End of
MAXIMUM CHARGE (0.40%)                             Total Annual          Total Annual
                                                    Insurance             Portfolio   Total Annual
Portfolio                                            Charges*              Charges     Expenses*   1 Year  10 Years
-                                          -------------------------------------------------------------------------
Northwestern Mutual Series Fund, Inc.
  Small Cap Growth Stock                   0.75% (0.35% + 0.00% + 0.40%)    0.59%        1.34%      $138    $1,914
  T. Rowe Price Small Cap Value            0.75% (0.35% + 0.00% + 0.40%)    0.90%        1.65%      $169    $2,254
  Aggressive Growth Stock                  0.75% (0.35% + 0.00% + 0.40%)    0.52%        1.27%      $130    $1,835
  International Growth                     0.75% (0.35% + 0.00% + 0.40%)    1.10%        1.85%      $189    $2,587
  Franklin Templeton International Equity  0.75% (0.35% + 0.00% + 0.40%)    0.74%        1.49%      $153    $2,080
  AllianceBernstein Mid Cap Value          0.75% (0.35% + 0.00% + 0.40%)    0.94%        1.69%      $173    $2,297
  Index 400 Stock                          0.75% (0.35% + 0.00% + 0.40%)    0.27%        1.02%      $105    $1,551
  Janus Capital Appreciation               0.75% (0.35% + 0.00% + 0.40%)    0.90%        1.65%      $169    $2,254
  Growth Stock                             0.75% (0.35% + 0.00% + 0.40%)    0.43%        1.18%      $121    $1,734
  Large Cap Core Stock                     0.75% (0.35% + 0.00% + 0.40%)    0.46%        1.21%      $124    $1,768
  Capital Guardian Domestic Equity         0.75% (0.35% + 0.00% + 0.40%)    0.67%        1.42%      $146    $2,003
  T. Rowe Price Equity Income              0.75% (0.35% + 0.00% + 0.40%)    0.75%        1.50%      $154    $2,103
  Index 500 Stock                          0.75% (0.35% + 0.00% + 0.40%)    0.20%        0.95%      $ 98    $1,469
  Asset Allocation                         0.75% (0.35% + 0.00% + 0.40%)    0.73%        1.48%      $152    $2,069
  Balanced                                 0.75% (0.35% + 0.00% + 0.40%)    0.30%        1.05%      $108    $1,585
  High Yield Bond                          0.75% (0.35% + 0.00% + 0.40%)    0.52%        1.27%      $130    $1,835
  Select Bond                              0.75% (0.35% + 0.00% + 0.40%)    0.30%        1.05%      $108    $1,585
  Money Market                             0.75% (0.35% + 0.00% + 0.40%)    0.00%        0.75%      $ 78    $1,234
Fidelity VIP Mid Cap Portfolio             0.75% (0.35% + 0.00% + 0.40%)    0.95%        1.70%      $174    $2,308
Russell Investment Funds, Inc.
  Multi-Style Equity                       0.75% (0.35% + 0.00% + 0.40%)    0.87%        1.62%      $166    $2,299
  Aggressive Equity                        0.75% (0.35% + 0.00% + 0.40%)    1.05%        1.80%      $184    $2,613
  Non-U.S.                                 0.75% (0.35% + 0.00% + 0.40%)    1.15%        1.90%      $194    $2,763
  Core Bond                                0.75% (0.35% + 0.00% + 0.40%)    0.70%        1.45%      $149    $2,115
  Real Estate Securities                   0.75% (0.35% + 0.00% + 0.40%)    0.95%        1.70%      $174    $2,308

*The $30 Contract fee is reflected as 0.00% of the assets based on actual fees collected divided by average assets of the sub-account. We may increase the mortality and expense risk charges from 0.35% to a maximum rate of 0.75%. We will not increase the charges for at least five years from the date of the prospectus. The insurance charges include 0.40% for the enhanced death benefit at the maximum charge for issue ages 56-65. The charge is 0.10% for issue ages 45 or less, and 0.20% for issue ages 46-55.


6. Taxes A Contract may be issued as an individual retirement annuity (IRA), Roth IRA, or nontax-qualified annuity. The Contracts will be subject to certain contribution limits and/or other requirements depending on their tax classification. For Roth IRAs and nontax-qualified annuities, purchase payments are not excluded from income, while for individual retirement annuities (IRAs) they are excluded from income. In all cases, earnings on your Contract are not taxed as they accrue. If the Contract is purchased as an individual retirement annuity (IRA), the entire amount of monthly annuity payments, and any withdrawals, will generally be taxed as income. If the Contract is purchased as a ROTH IRA, certain distributions after 5 years will be tax-free. Finally, if the Contract is purchased as a nonqualified annuity, amounts withdrawn prior to the income phase will be taxed as income to the extent of earnings. During the income phase, monthly annuity payments will be considered partly a return of your investment which is not taxed and partly a distribution of earnings which is taxed as income. In all cases, a 10% federal penalty tax may apply if you make taxable withdrawals from the Contract before you reach age 59 1/2.

7. Access To Your Money You may take money out of your Contract at any time before monthly annuity payments begin. You may have to pay income tax and a tax penalty on amounts you take out.

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8. Performance  The value of your Contract will vary up or down reflecting the performance of the investment portfolios you select. The chart below shows total returns for each of the investment portfolios that was in operation, and used with NML Variable Annuity Account B, during the years shown. These numbers reflect the asset-based charges for mortality and expense risks, the annual Contract fees and investment expenses for each portfolio. The amount for the Contract fee for 2003 was 0.00%.

The performance numbers have been calculated based on the actual performance of the investment portfolios and the expense charges for the Contracts. Past performance does not guarantee future results.
                                  PERFORMANCE

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
                                                                   Calendar Year
Portfolio                                  2003   2002   2001   2000  1999  1998  1997  1996  1995  1994
---------------------------------------------------------------------------------------------------------
Northwestern Mutual Series Fund, Inc.
  Small Cap Growth Stock                   32.59 -18.71  -4.10   6.34    NA    NA    NA    NA    NA    NA
  T. Rowe Price Small Cap Value            34.68  -5.91   1.61     NA    NA    NA    NA    NA    NA    NA
  Aggressive Growth Stock                  24.26 -21.43 -20.16   5.81 43.28  7.18 13.47 17.28 38.81  5.04
  International Growth                     38.50 -12.64  -9.53     NA    NA    NA    NA    NA    NA    NA
  Franklin Templeton International Equity  39.97 -17.69 -14.30  -1.14 22.47  4.45 11.89 20.59 14.17  -.45
  AllianceBernstein Mid Cap Value*         32.84     NA     NA     NA    NA    NA    NA    NA    NA    NA
  Index 400 Stock                          34.54 -14.84  -1.01  16.80    NA    NA    NA    NA    NA    NA
  Janus Capital Appreciation*              19.62     NA     NA     NA    NA    NA    NA    NA    NA    NA
  Growth Stock                             18.53 -21.11 -14.52  -2.83 22.07 26.25 29.40 20.48 30.37    NA
  Large Cap Core Stock                     23.62 -28.45  -8.10  -7.29  7.11 22.71 29.58 19.55 30.66    NA
  Capital Guardian Domestic Equity         33.94 -21.52  -2.33     NA    NA    NA    NA    NA    NA    NA
  T. Rowe Price Equity Income*             23.35     NA     NA     NA    NA    NA    NA    NA    NA    NA
  Index 500 Stock                          27.99 -22.34 -12.19  -9.07 20.49 28.27 32.73 22.32 36.78   .84
  Asset Allocation                         20.21 -10.57  -2.25     NA    NA    NA    NA    NA    NA    NA
  Balanced                                 17.58  -7.86  -3.49   -.52 10.81 18.46 21.09 13.05 25.95  -.37
  High Yield Bond                          28.61  -3.23   4.66  -4.93 -0.81 -2.17 15.45 19.35 16.37    NA
  Select Bond                               5.12  11.70   9.98   9.83 -1.37  6.70  9.08  2.95 18.68 -3.17
  Money Market                              0.88   1.30   3.55   5.92  4.69  5.06  5.10  4.91  5.45  3.73
Fidelity VIP Mid Cap Portfolio*            40.34     NA     NA     NA    NA    NA    NA    NA    NA    NA
Russell Investment Funds
  Multi-Style Equity                       28.41 -23.46 -14.51 -12.57    NA    NA    NA    NA    NA    NA
  Aggressive Equity                        45.09 -19.34  -2.71  -1.01    NA    NA    NA    NA    NA    NA
  Non-U.S.                                 38.30 -15.44 -22.30 -14.73    NA    NA    NA    NA    NA    NA
  Core Bond                                 5.78   8.46   7.03   9.62    NA    NA    NA    NA    NA    NA
  Real Estate Securities                   36.73   3.44   7.46  26.79    NA    NA    NA    NA    NA    NA

*From commencement of operations on May 1, 2003 through December 31, 2003.


9. Death Benefit If you die before age 75, and before monthly annuity payments begin, your beneficiary will receive a death benefit. The amount will be the value of your Contract or, if greater, the amount you have paid in. We offer an enhanced death benefit at extra cost. We increase the enhanced death benefit on each Contract anniversary, up to age 80, if the Contract value has increased. The death benefit will be adjusted, of course, for any purchase payments or withdrawals you have made. The death benefit may be paid as a lump sum, or your beneficiary may select a monthly annuity payment plan, or the Contract may be continued in force with a contingent annuitant, subject to the minimum distribution requirements discussed at page 19.

10. Other Information

Free Look If you return the Contract within ten days after you receive it (or whatever period is required in your state), we will send your money back. There is no charge for our expenses but the amount you receive may be more or less than what you paid, based on actual investment experience following the date we received your purchase payment.

                                      Mason Street/SM/ Variable Annuity Profile

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Avoid Probate  In most cases, when you die, your beneficiary will receive the full death benefit of your Contract without going through probate.

Automatic Dollar-Cost Averaging With our Dollar-Cost Averaging Plan, you can arrange to have a regular amount of money ($100 minimum) automatically transferred from the Money Market Portfolio into the portfolio or portfolios you have chosen on a monthly or quarterly basis.

Dollar cost averaging does not assure a profit or protect against (loss) in a declining market. Carefully consider your willingness to continue payments during periods of low prices.

Electronic Funds Transfer (EFT) Another convenient way to invest using the dollar-cost averaging approach is through our EFT plan. These automatic withdrawals allow you to add to the portfolio(s) within your nontax-qualified Contract on a regular monthly basis through payments drawn directly on your checking account.

A program of regular investing cannot assure a profit or protect against a loss in a declining market.

Systematic Withdrawal Plan You can arrange to have regular amounts of money sent to you while your Contract is still in the accumulation phase. Our Systematic Withdrawal Plan allows you to automatically redeem accumulation units to generate monthly payments. Of course you may have to pay taxes on amounts you receive.

Automatic Required Minimum Distributions (RMD) For IRAs, you can arrange for annual required minimum distributions to be sent to you automatically once you turn age 70 1/2.

Portfolio Rebalancing To help you maintain your asset allocation plan over time we offer a rebalancing service. This will automatically readjust your current investment option allocations, on a periodic basis, back to the allocation percentages you have selected.

Portfolio rebalancing may only be used with the variable funds, not the Guaranteed Interest Fund, and may not be used in conjunction with dollar cost averaging.

All investments are subject to market risks and a loss of principal. The investment return and principal value will fluctuate, and when sold, may be more or less than their original cost, and could result in a taxable event.

Interest Sweeps If you select this service we will automatically sweep or transfer interest from the Guaranteed Interest Fund to any combination of variable investment options. Interest earnings can be swept monthly, quarterly, semi-annually or annually.

Northwestern Mutual Express 1-800-519-4665.
Get up-to-date information about your nontax-qualified Contract at your convenience with your Contract number and your Personal Identification Number
(PIN). Call toll-free to review contract values and unit values, transfer among portfolios, change the allocation and obtain fund performance information.

Internet For information about Northwestern Mutual, visit us on our Website. Access fund performance information, forms for routine service and daily contract and unit values for Contracts you own with your User ID and password. Eligible Contract owners may also transfer invested assets among investment divisions and change the allocation of future contributions online. For enrollment information, please contact us at 1-888-455-2232.

The amount and timing restrictions that ordinarily apply to transfers between the GIF and the variable funds do not apply to interest sweeps.

www.northwesternmutual.com

These features may not be available in all states and may not be suitable for your particular situation.

11. Inquiries  If you need more information, please contact us at:

The Northwestern Mutual Life Insurance Company,
720 East Wisconsin Avenue,
Milwaukee, Wisconsin 53202;
1-888-455-2232.

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PROSPECTUS

Mason Street/SM/ Variable Annuity
This prospectus describes an individual variable annuity contract (the "Contract") offered by The Northwestern Mutual Life Insurance Company ("Northwestern Mutual").

We offer the Contract for use in these situations:

..  Traditional Individual Retirement Annuities (IRAs).

..  Roth IRAs.

..  Other situations that do not qualify for special tax treatment.

We use NML Variable Annuity Account B (the "Account") to keep the money you invest separate from our general assets. The money in the Account is invested in the eighteen portfolios of Northwestern Mutual Series Fund, Inc., the Fidelity VIP Mid Cap Portfolio and the five Russell Investment Funds. You select the Portfolios or Funds in which you want to invest. Northwestern Mutual Series Fund, Inc.: Small Cap Growth Stock, T. Rowe Price Small Cap Value, Aggressive Growth Stock, International Growth, Franklin Templeton International Equity, AllianceBernstein Mid Cap Value, Index 400 Stock, Janus Capital Appreciation, Growth Stock, Large Cap Core Stock, Capital Guardian Domestic Equity, T. Rowe Price Equity Income, Index 500 Stock, Asset Allocation, Balanced, High Yield Bond, Select Bond, and Money Market. Fidelity VIP Mid Cap Portfolio. Russell Investment Funds: Multi-Style Equity, Aggressive Equity, Non-U.S., Core Bond, Real Estate Securities.

The Account has 24 Divisions that correspond to the 19 Portfolios and 5 Funds in which you may invest. The Contract also permits you to invest on a fixed basis, at rates that we determine. This prospectus describes only the Account and the variable provisions of the Contract except where there are specific references to the fixed provisions.

This prospectus is a concise description of the information you should know before you buy a Contract. We have filed additional information about the Contract with the Securities and Exchange Commission in a Statement of Additional Information. We incorporate the Statement of Additional Information into this prospectus by reference. We will send you the Statement of Additional Information without charge if you write to The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202, or call us at Telephone Number (414) 271-1444. You will find the table of contents for the Statement of Additional Information following page 21 of this prospectus.

This prospectus is valid only when accompanied by the current prospectuses for Northwestern Mutual Series Fund, Inc., the Fidelity VIP Mid Cap Portfolio and the Russell Investment Funds which are attached to this prospectus. You should retain this prospectus for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus and the Statement of Additional Information is April 30, 2004.

                                   Mason Street/SM/ Variable Annuity Prospectus

Contents for this Prospectus

                                                            Page
                                                            ----
                PROSPECTUS.................................   1
                 Mason Street/SM/ Variable Annuity.........   1
                INDEX OF SPECIAL TERMS.....................   3
                EXPENSE TABLE..............................   3
                 Annual Fund Operating Expenses............   4
                ACCUMULATION UNIT VALUES...................   8
                THE COMPANY................................  10
                NML VARIABLE ANNUITY ACCOUNT B.............  10
                THE FUNDS..................................  10
                THE CONTRACT...............................  12
                 Purchase Payments Under the Contract......  12
                   Amount and Frequency....................  12
                   Application of Purchase Payments........  12
                 Net Investment Factor.....................  13
                 Benefits Provided Under the Contract......  13
                   Withdrawal Amount.......................  13
                   Death Benefit...........................  14
                   Maturity Benefit........................  14
                 Variable Payment Plans....................  14
                   Description of Payment Plans............  14
                   Amount of Annuity Payments..............  15
                   Assumed Investment Rate.................  15
                 Additional Information....................  15
                   Transfers Between Divisions and Payment
                     Plans.................................  15
                 Owners of the Contract....................  16
                 Deferment of Benefit Payments.............  16
                 Dividends.................................  16

                                                           Page
                                                           ----
                    Voting Rights.........................  16
                    Substitution and Change...............  16
                    Fixed Annuity Payment Plans...........  17
                    Performance Data......................  17
                    Financial Statements..................  17
                 THE GUARANTEED INTEREST FUND.............  17
                 FEDERAL INCOME TAXES.....................  18
                  Qualified and Nontax-Qualified Plans....  18
                  Contribution Limitations and General
                    Requirements Applicable to Contract...  18
                    Traditional IRA.......................  18
                    Roth IRA..............................  18
                    Nontax-qualified Contract.............  18
                  Taxation of Contract Benefits...........  18
                    IRAs,.................................  19
                    Roth IRAs.............................  19
                    Nonqualified Contracts................  19
                    Premature Withdrawals.................  19
                    Minimum Distribution Requirements.....  19
                  Taxation of Northwestern Mutual.........  20
                  Other Considerations....................  20
                 DEDUCTIONS...............................  20
                  Mortality Rate and Expense Risk Charges.  20
                    Contract Fee..........................  21
                    Enhanced Death Benefit Charge.........  21
                    Premium Taxes.........................  21
                    Expenses for the Portfolios and Funds.  21
                 DISTRIBUTION OF THE CONTRACT.............  21

 The Table of Contents for the Statement of Additional Information appears on the page following page 21 of this prospectus.

Mason Street/SM/ Variable Annuity Prospectus

Index of Special Terms

The following special terms used in this prospectus are discussed at the pages indicated.

                       Term                          Page
                       ----                          ----
                       Accumulation Unit............  12
                       Annuity (or Annuity Payments)  15
                       Net Investment Factor........  13
                       Payment Plans................  14

                             Term              Page
                             ----              ----
                             Annuitant........  14
                             Maturity Date....  14
                             Owner............  16
                             Withdrawal Amount  13

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Contract. On the left side of the tables below we show the fees and expenses you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between Account divisions. On the right side of these tables we show the fees and expenses that you will pay periodically during the time that you own the Contract, not including the annual fund operating expenses which are shown in the table on the following page.

Expense Table

           Transaction Expenses for Contractowners
           Maximum Sales Load (as a percentage of purchase
            payments)..........................................  None
           Withdrawal Charge...................................  None
           Maximum Transfer Charge (up to 12 transfers per year
            guaranteed free; all transfer charges currently
            waived)............................................ $  25

           Annual Expenses of the Account
            (as a percentage of assets)
           Current Mortality and Expense Risk Fees*........... 0.35%
           Maximum Mortality and Expense Risk Fees*........... 0.75%
           Other Expenses*....................................  None
                                                               -----
           Total Current Separate Account Annual Expenses*.... 0.35%
           Total Maximum Separate Account Annual Expenses*.... 0.75%

           Annual Contract Fee
           $30; waived if the Contract Value equals or exceeds
            $25,000

           Annual Charge for Optional Enhanced Death Benefit
           Maximum Charge (as a percentage of the benefit)**.. 0.40%

* We guarantee the current mortality and expense risk fees for five years from the date of this prospectus. Thereafter, we reserve the right to increase the mortality and expense risk fees to a maximum annual rate of 0.75%.
**The maximum charge is for issue age 56 and above. The charge is 0.10% for issue age 45 or less and 0.20% for issue age 46-55.

                                   Mason Street/SM/ Variable Annuity Prospectus

Annual Fund Operating Expenses

This table describes the fees and expenses for the Portfolios and Funds that you will pay daily during the time that you own the Contract. The table shows the range (minimum and maximum) of total operating expenses, including investment advisory fees, distribution (12b-1) fees and other expenses. The range shown in this table does not reflect fee waivers or expense limits and reimbursements. The information is based on operations for the year ended December 31, 2003. Information for the Russell Investment Funds has been restated to reflect current fee waivers and expense reimbursement as set forth in the footnotes for those funds. More details concerning these fees and expenses are contained in the attached prospectuses for the Funds.

              Charge                               Minimum Maximum
              ------                               ------- -------
              Total Annual Fund Operating Expenses  0.20%   1.41%

                                                                                         Total Net Operating
                                                                                         Expenses (Including
                                                     Investment                  Total   Contractual Waivers,
                                                      Advisory   Other   12b-1 Operating   Limitations and
Portfolio or Fund                                       Fees    Expenses Fees  Expenses    Reimbursements)
-----------------                                    ---------- -------- ----- --------- --------------------
Northwestern Mutual Series Fund, Inc.
  Small Cap Growth Stock Portfolio..................   0.58%      0.01%     --   0.59%           0.59%
  T. Rowe Price Small Cap Value Portfolio/(a)/......   0.85%      0.05%     --   0.90%           0.90%
  Aggressive Growth Stock Portfolio.................   0.52%      0.00%     --   0.52%           0.52%
  International Growth Portfolio/(b)/...............   0.75%      0.50%     --   1.25%           1.10%
  Franklin Templeton International Equity Portfolio.   0.67%      0.07%     --   0.74%           0.74%
  AllianceBernstein Mid Cap Value Portfolio/(c)/....   0.85%      0.09%     --   0.94%           0.94%
  Index 400 Stock Portfolio.........................   0.25%      0.02%     --   0.27%           0.27%
  Janus Capital Appreciation Portfolio/(d)/.........   0.80%      0.10%     --   0.90%           0.90%
  Growth Stock Portfolio............................   0.42%      0.01%     --   0.43%           0.43%
  Large Cap Core Stock Portfolio....................   0.45%      0.01%     --   0.46%           0.46%
  Capital Guardian Domestic Equity Portfolio/(e)/...   0.65%      0.02%     --   0.67%           0.67%
  T. Rowe Price Equity Income Portfolio/(f)/........   0.65%      0.12%     --   0.77%           0.75%
  Index 500 Stock Portfolio.........................   0.20%      0.00%     --   0.20%           0.20%
  Asset Allocation Portfolio/(g)/...................   0.59%      0.14%     --   0.73%           0.73%
  Balanced Portfolio................................   0.30%      0.00%     --   0.30%           0.30%
  High Yield Bond Portfolio.........................   0.49%      0.03%     --   0.52%           0.52%
  Select Bond Portfolio.............................   0.30%      0.00%     --   0.30%           0.30%
  Money Market Portfolio/(h)/.......................   0.30%      0.00%     --   0.30%           0.00%

Fidelity VIP Mid Cap Portfolio......................   0.58%      0.12%  0.25%   0.95%           0.95%

Russell Investment Funds
  Multi-Style Equity Fund/(j)/......................   0.78%      0.17%     --   0.95%           0.87%
  Aggressive Equity Fund/(k)/.......................   0.95%      0.31%     --   1.26%           1.06%
  Non-U.S. Fund/(l)/................................   0.95%      0.46%     --   1.41%           1.16%
  Core Bond Fund/(m)/...............................   0.60%      0.18%     --   0.78%           0.71%
  Real Estate Securities Fund/(n)/..................   0.85%      0.10%     --   0.95%           0.95%

/(a)/T. Rowe Price Small Cap Value Portfolio Northwestern Mutual Series Fund's advisor, Mason Street Advisors, LLC ("MSA"), has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.85% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 1.00% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 1.00% of the average daily net assets on an annual basis.
/(b)/International Growth Portfolio MSA has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.75% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 1.10% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 1.10% of the average daily net assets on an annual basis. Taking the fee waivers into account, the annual total operating expenses were 1.10% of the average net assets of the International Growth Portfolio.
/(c)/AllianceBernstein Mid Cap Value Portfolio MSA has contractually agreed to waive, at least until December 31, 2008, a portion of its 0.85% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 1.00% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 1.00% of the average daily net assets on an annual basis.
/(d)/Janus Capital Appreciation Portfolio MSA has contractually agreed to waive, at least until December 31, 2008, a portion of its 0.80% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 0.90% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 0.90% of the average daily net assets on an annual basis.
/(e)/Capital Guardian Domestic Equity Portfolio MSA has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.65% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 0.75% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 0.75% of the average daily net assets on an annual basis.

Mason Street/SM/ Variable Annuity Prospectus

/(f)/T. Rowe Price Equity Income Portfolio MSA has contractually agreed to waive, at least until December 31, 2008, a portion of its 0.65% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 0.75% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 0.75% of the average daily net assets on an annual basis. Taking the fee waivers into account, the annual total operating expenses were 0.75% of the average net assets of the T. Rowe Price Equity Income Portfolio.
/(g)/Asset Allocation Portfolio MSA has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.59% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 0.75% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 0.75% of the average daily net assets on an annual basis.
/(h)/Money Market Portfolio MSA has voluntarily waived its management fee since December 2, 2002. Taking the fee waiver into account the total operating expenses were 0.00% of the average net assets of the Money Market Portfolio.
/(j)/Multi-Style Equity Fund  The Fund's Manager, Frank Russell Investment
     Management Company (FRIMCo) has contractually agreed to waive, at least until April 30, 2005, a portion of its 0.78% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.87% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, which exceed 0.87% of the average daily net assets on an annual basis.
/(k)/Aggressive Equity Fund FRIMCo has contractually agreed to waive, at least until April 30, 2005, a portion of its 0.95% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.05% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, which exceed 1.05% of the average daily net assets on an annual basis.
/(l)/Non-U.S. Fund FRIMCo has contractually agreed to waive, at least until April 30, 2005, a portion of its 0.95% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.15% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, which exceed 1.15% of the average daily net assets on an annual basis.
/(m)/Core Bond Fund FRIMCo has contractually agreed to waive, at least until April 30, 2005, a portion of its 0.60% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.70% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, which exceed 0.70% of the average daily net assets on an annual basis.
/(n)/Real Estate Securities Fund FRIMCo has contractually agreed to waive, at least until April 30, 2005, a portion of its 0.85% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.10% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, which exceed 1.10% of the average daily net assets on an annual basis.

                                   Mason Street/SM/ Variable Annuity Prospectus

The following Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Contract fees, separate account annual expenses, and fees and expenses for the Portfolios of Northwestern Mutual Series Fund, Inc., Fidelity VIP Mid Cap Portfolio and Russell Investment Funds (the "Portfolios and Funds"). The Examples assume that you invest $10,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Portfolios and Funds as shown in the Table on page 4. Your actual costs may be higher or lower, based on these assumptions.

EXAMPLE

Contract Without the Enhanced Death Benefit--You would pay the following expenses on each $10,000 investment, assuming 5% annual return:

                                              1 Year 3 Years 5 Years 10 Years
                                              ------ ------- ------- --------
   Northwestern Mutual Series Fund, Inc.
     Small Cap Growth Stock..................  $ 96   $300    $520    $1,416
     T. Rowe Price Small Cap Value...........  $127   $397    $686    $1,765
     Aggressive Growth Stock.................  $ 89   $278    $482    $1,335
     International Growth....................  $148   $459    $826    $2,106
     Franklin Templeton International Equity.  $111   $347    $601    $1,586
     AllianceBernstein Mid Cap Value.........  $131   $409    $708    $1,809
     Index 400 Stock.........................  $ 63   $199    $346    $1,044
     Janus Capital Appreciation..............  $127   $397    $686    $1,765
     Growth Stock............................  $ 80   $249    $433    $1,231
     Large Cap Core Stock....................  $ 83   $259    $450    $1,266
     Capital Guardian Domestic Equity........  $104   $325    $563    $1,507
     T. Rowe Price Equity Income.............  $112   $350    $606    $1,610
     Index 500 Stock.........................  $ 56   $176    $307    $  961
     Asset Allocation........................  $110   $343    $595    $1,575
     Balanced................................  $ 66   $208    $362    $1,079
     High Yield Bond.........................  $ 89   $278    $482    $1,335
     Select Bond.............................  $ 66   $208    $362    $1,079
     Money Market............................  $ 36   $113    $197    $  720

   Fidelity VIP Mid Cap Portfolio............  $132   $412    $713    $1,820

   Russell Investment Funds, Inc.
     Multi-Style Equity......................  $124   $401    $703    $1,810
     Aggressive Equity.......................  $143   $480    $849    $2,132
     Non-U.S.................................  $153   $520    $921    $2,286
     Core Bond...............................  $107   $348    $612    $1,621
     Real Estate Securities..................  $132   $412    $713    $1,820

Mason Street/SM/ Variable Annuity Prospectus

EXAMPLE

Contract With the Enhanced Death Benefit--You would pay the following expenses on each $10,000 investment, assuming (1) 5% annual return and (2) election of the enhanced death benefit at maximum charge (issue ages 56-65):

                                              1 Year 3 Years 5 Years 10 Years
                                              ------ ------- ------- --------
   Northwestern Mutual Series Fund, Inc.
     Small Cap Growth Stock..................  $138   $430   $  746   $1,914
     T. Rowe Price Small Cap Value...........  $169   $526   $  910   $2,254
     Aggressive Growth Stock.................  $130   $408   $  708   $1,835
     International Growth....................  $189   $587   $1,048   $2,587
     Franklin Templeton International Equity.  $153   $476   $  826   $2,080
     AllianceBernstein Mid Cap Value.........  $173   $538   $  931   $2,297
     Index 400 Stock.........................  $105   $329   $  574   $1,551
     Janus Capital Appreciation..............  $169   $526   $  910   $2,254
     Growth Stock............................  $121   $380   $  660   $1,734
     Large Cap Core Stock....................  $124   $389   $  676   $1,768
     Capital Guardian Domestic Equity........  $146   $454   $  788   $2,003
     T. Rowe Price Equity Income.............  $154   $479   $  831   $2,103
     Index 500 Stock.........................  $ 98   $307   $  536   $1,469
     Asset Allocation........................  $152   $473   $  820   $2,069
     Balanced................................  $108   $339   $  590   $1,585
     High Yield Bond.........................  $130   $408   $  708   $1,835
     Select Bond.............................  $108   $339   $  590   $1,585
     Money Market............................  $ 78   $244   $  426   $1,234

   Fidelity VIP Mid Cap Portfolio............  $174   $541   $  936   $2,308

   Russell Investment Funds, Inc.
     Multi-Style Equity......................  $166   $531   $  926   $2,299
     Aggressive Equity.......................  $184   $609   $1,071   $2,613
     Non-U.S.................................  $194   $648   $1,142   $2,763
     Core Bond...............................  $149   $478   $  837   $2,115
     Real Estate Securities..................  $174   $541   $  936   $2,308

Note: The minimum initial purchase payment for a Contract is $50,000. You must multiply the numbers above by 5 to find the expenses for a Contract of minimum size.

The purpose of the table above is to assist a Contract Owner in understanding the expenses paid by the Account and the Portfolios and Funds and borne by investors in the Contracts. We guarantee the current mortality and expense risk charges for five years from the date of this prospectus. Thereafter, we reserve the right to increase the mortality and expense risk charges to a maximum annual rate of 0.75%. The $30 annual Contract fee is reflected as 0.00% based on estimated annual contract fees we will collect divided by the estimated corresponding average assets of the Division. The Contract provides for charges for transfers between the Divisions of the Account and for premium taxes, but we are not currently making such charges. See "Transfers Between Divisions and Payment Plans", p. 15 and "Deductions", p. 20, for additional information about expenses for the Contract. The expenses shown in the table for the Portfolios and Funds show the annual expenses for each, as a percentage of their average net assets, based on 2003 operations for the Portfolios and their predecessors and the Funds. Expenses for the T. Rowe Price Small Cap Value, International Growth, AlliancBernstein Mid Cap Value, Janus Capital Appreciation, Capital Guardian Domestic Equity, T. Rowe Price Equity Income and Asset Allocation Portfolios and for each of the Russell Investment Funds reflect fee waivers and expense reimbursements that the Portfolios' and Fund's advisers have voluntarily agreed to make for the year 2004. These may be changed in future years without notice. The expenses shown in the table reflect an assumption that the fee waivers and expense reimbursements will continue for the periods shown. Absent the fee waivers and expense reimbursements the expenses would be higher. See the disclosure at the bottom of page 4.

The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown, subject to the guarantees of the Contract.

The tables on the following page present the accumulation unit values for Contracts issued prior to the date of this prospectus.

                                   Mason Street/SM/ Variable Annuity Prospectus

Accumulation Unit Values
Contracts Issued on or After June 30, 2000

Northwestern Mutual Series Fund, Inc.

                                                  December 31
                                      -----------------------------------
                                        2003      2002     2001    2000
                                      --------- --------- ------- -------
      Small Cap Growth Stock
       Division
        Accumulation Unit Value......     $.910     $.686   $.844   $.881
        Number of Units
         Outstanding.................   695,162   665,228 508,234  44,471
      T. Rowe Price Small Cap Value
       Division
        Accumulation Unit Value/(c)/.    $1.288     $.956  $1.016      --
        Number of Units
         Outstanding.................   629,058   210,217  23,123      --
      Aggressive Growth Stock
       Division
        Accumulation Unit Value......     $.716     $.576   $.733   $.919
        Number of Units
         Outstanding.................   957,633   986,506 582,814 134,209
      International Growth Division
        Accumulation Unit Value/(c)/.    $1.095     $.790   $.905      --
        Number of Units
         Outstanding.................   470,700   339,861 129,627      --
      Franklin Templeton
       International Equity Division
        Accumulation Unit Value......     $.964     $.689   $.837   $.977
        Number of Units
         Outstanding................. 1,874,367 1,022,292 699,351 142,161
      AllianceBernstein Mid Cap
       Value Division
        Accumulation Unit Value/(d)/.    $1.328        --      --      --
        Number of Units
         Outstanding.................   171,894        --      --      --
      Index 400 Stock Division
        Accumulation Unit Value......    $1.209     $.899  $1.055  $1.066
        Number of Units
         Outstanding................. 1,094,624   603,693 360,121  17,221
      Janus Capital Appreciation
       Division
        Accumulation Unit Value/(d)/.    $1.196        --      --      --
        Number of Units
         Outstanding.................    91,130        --      --      --
      Growth Stock Division
        Accumulation Unit Value......     $.748     $.631   $.800   $.935
        Number of Units
         Outstanding................. 1,970,761 1,342,691 609,167 228,325

                                                  December 31
                                      -----------------------------------
                                        2003      2002     2001    2000
                                      --------- --------- ------- -------
      Large Cap Core Stock Division
        Accumulation Unit Value......     $.766     $.619   $.866   $.942
        Number of Units
         Outstanding.................   989,685 1,108,984 578,090 239,033
      Capital Guardian Domestic
       Equity Division
        Accumulation Unit Value/(c)/.    $1.027     $.767   $.977      --
        Number of Units
         Outstanding................. 1,480,942   834,527 210,255      --
      T. Rowe Price Equity Income
       Division
        Accumulation Unit Value/(d)/.    $1.233        --      --      --
        Number of Units
         Outstanding.................   152,524        --      --      --
      Index 500 Stock Division
        Accumulation Unit Value......     $.798     $.623   $.803   $.914
        Number of Units
         Outstanding................. 2,177,966 1,582,906 501,362 133,657
      Asset Allocation Division
        Accumulation Unit Value/(c)/.    $1.051     $.874   $.978      --
        Number of Units
         Outstanding................. 1,318,849 1,424,084      --      --
      Balanced Division
        Accumulation Unit Value......    $1.025     $.872   $.946   $.980
        Number of Units
         Outstanding................. 1,650,926 1,067,169 410,322 299,602
      High Yield Bond Division
        Accumulation Unit Value......    $1.255     $.976  $1.008   $.964
        Number of Units
         Outstanding................. 1,805,534   489,363 150,335   7,262
      Select Bond Division
        Accumulation Unit Value......    $1.380    $1.312  $1.175  $1.068
        Number of Units
         Outstanding................. 4,659,031 1,576,536 498,750   9,785
      Money Market Division
        Accumulation Unit Value......    $1.091    $1.081  $1.068  $1.031
        Number of Units
         Outstanding.................   706,120   518,457  79,173      --

/(c)/The initial investments were made on July 31, 2001.

/(d)/The initial investments were made on May 1, 2003.

Mason Street/SM/ Variable Annuity Prospectus

Accumulation Unit Values
Contracts Issued on or After June 30, 2000 (continued)

Fidelity VIP Mid Cap Portfolio

                                               December 31, 2003
                                               -----------------
               Fidelity VIP Mid Cap Division
                 Accumulation Unit Value/(d)/.      $1.403
                 Number of Units Outstanding..       5,864

/(d)/The initial investment was made on May 1, 2003.

Russell Investment Funds

                                                December 31
                                     ----------------------------------
                                       2003      2002     2001    2000
                                     --------- --------- ------- ------
         Multi-Style Equity Division
           Accumulation Unit
            Value...................     $.770     $.599   $.783  $.916
           Number of Units
            Outstanding............. 2,723,073 1,678,579 614,325 44,338
         Aggressive Equity Division
           Accumulation Unit
            Value...................    $1.092     $.753   $.933  $.959
           Number of Units
            Outstanding.............   713,802   490,957 181,470 14,570
         Non-U.S. Division
           Accumulation Unit
            Value...................     $.814     $.589   $.696  $.896
           Number of Units
            Outstanding............. 1,953,159 1,297,884 334,172 84,247
         Core Bond Division
           Accumulation Unit
            Value...................    $1.300    $1.229  $1.133 $1.059
           Number of Units
            Outstanding............. 1,903,765 1,040,643 487,772 31,910
         Real Estate Division
           Accumulation Unit
            Value...................    $1.726    $1.262  $1.220 $1.135
           Number of Units
            Outstanding.............   952,686   559,480 357,585  6,152

                                   Mason Street/SM/ Variable Annuity Prospectus

The Company

The Northwestern Mutual Life Insurance Company was organized by a special act of the Wisconsin Legislature in 1857. It is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. The total assets of Northwestern Mutual exceed $113.7 billion. Northwestern Mutual sells life and disability income insurance policies and annuity contracts through its own field force of approximately 6,000 full time financial representatives. The Home Office of Northwestern Mutual is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

"We" in this prospectus means Northwestern Mutual.


--------------------------------------------------------------------------------


NML Variable Annuity Account B

We established the Account on February 14, 1968 by action of our Board of Trustees in accordance with the provisions of the Wisconsin insurance law. The Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Account has twenty-four Divisions. The money you invest to provide variable benefits under your Contract is placed in one or more of the Divisions as you direct.

Under Wisconsin law, the investment operations of the Account are kept separate from our other operations. The values for your Contract will not be affected by income, gains or losses for the rest of our business. The income, gains or losses, realized or unrealized, for the assets we place in the Account for your Contract will determine the value of your Contract benefits and will not affect the rest of our business. The assets in the Account are reserved for you and other Contract owners, although the assets belong to us and we do not hold the assets as a trustee. We and our creditors cannot reach those assets to satisfy other obligations until our obligations under your Contract have been satisfied. But all of our assets (except those we hold in some other separate accounts) are available to satisfy our obligations under your Contract.


--------------------------------------------------------------------------------

The Funds

Northwestern Mutual Series Fund, Inc. is a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Account buys shares of each Portfolio at their net asset value without any sales charge.

The investment adviser for the Fund is Mason Street Advisors, LLC ("MSA"), our wholly-owned company. The investment advisory agreements for the respective Portfolios provide that MSA will provide services and bear certain expenses of the Fund. For providing investment advisory and other services and bearing Fund expenses, the Fund pays MSA a fee at an annual rate which ranges from .20% of the aggregate average daily net assets of the Index 500 Stock Portfolio to a maximum of .85% for the T. Rowe Price Small Cap Value Portfolio and the AllianceBernstein Mid Cap Value Portfolio. Other expenses borne by the Portfolios range from .00% for the Aggressive Growth Stock, Index 500 Stock, Balanced, Select Bond, and Money Market Portfolios to .50% for the International Growth Portfolio. We provide the people and facilities MSA uses in performing its investment advisory functions and we are a party to the investment advisory agreement. MSA has retained Templeton Investment Counsel, LLC, Capital Guardian Trust Company, T. Rowe Price Associates, Inc., Alliance Capital Management L.P. and Janus Capital Management LLC under investment sub-advisory agreements to provide investment advice to the Franklin Templeton International Equity Portfolio, the Capital Guardian Domestic Equity Portfolio, the T. Rowe Price Small Cap Value Portfolio, the T. Rowe Price Equity Income Portfolio, the AllianceBernstein Mid Cap Value Portfolio and the Janus Capital Appreciation Portfolio.

The investment objectives and types of investments for each of the eighteen Portfolios of the Fund are set forth below. There can be no assurance that the Portfolios will realize their objectives.

Small Cap Growth Stock Portfolio The investment objective of the Small Cap Growth Stock Portfolio is long-term growth of capital. The Portfolio will seek to achieve this objective primarily by investing in the equity securities of small companies selected for their growth potential.

T. Rowe Price Small Cap Value Portfolio The investment objective of the T. Rowe Price Small Cap Value Portfolio is long-term growth of capital. The Portfolio seeks to achieve this objective primarily by investing in the equity securities of small companies that are believed to be undervalued.

Aggressive Growth Stock Portfolio The investment objective of the Aggressive Growth Stock Portfolio is to achieve long-term growth of capital. The Portfolio seeks to achieve this objective primarily by investing in the equity securities of companies selected for their growth potential.

Mason Street/SM/ Variable Annuity Prospectus

International Growth Portfolio The investment objective of the International Growth Portfolio is long-term growth of capital. The Portfolio seeks to achieve this objective primarily by investing in the equity securities of issuers from countries outside the United States ("U.S.") selected for their growth potential.

Franklin Templeton International Equity Portfolio The investment objective of the Franklin Templeton International Equity Portfolio is long-term growth of capital. The Portfolio seeks to achieve this objective primarily by investing in the equity securities of issuers from countries outside the U.S. that are believed to be undervalued.

AllianceBernstein Mid Cap Value Portfolio The primary investment objective of the AllianceBernstein Mid Cap Value Portfolio is long-term growth of capital. Current income is a secondary objective. The Portfolio pursues these objectives by investing primarily in the equity securities of mid-sized companies that are believed to be undervalued.

Index 400 Stock Portfolio The investment objective of the Index 400 Stock Portfolio is to achieve investment results that approximate the performance of the Standard & Poor's Mid Cap 400 Index ("S&P MidCap 400 Index"). The Portfolio will attempt to meet this objective by investing in stocks included in the S&P MidCap 400 Index.

Janus Capital Appreciation Portfolio The investment objective of the Janus Capital Appreciation Portfolio is long-term growth of capital. The Portfolio will seek to achieve this objective primarily by investing in equity securities selected for their growth potential.

Growth Stock Portfolio The primary investment objective of the Growth Stock Portfolio is long-term growth of capital. A secondary objective is to seek current income. The Portfolio seeks to achieve these objectives primarily by investing in the equity securities of companies that are selected for their growth potential.

Large Cap Core Stock Portfolio The investment objectives of the Large Cap Core Stock Portfolio are long-term growth of capital and income. The Portfolio seeks to achieve these objectives by investing primarily in the equity securities of large capitalization companies.

Capital Guardian Domestic Equity Portfolio The investment objectives of the Capital Guardian Domestic Equity Portfolio are long-term growth of capital and income. The Portfolio seeks to achieve these objectives by investing primarily in the equity securities of U.S. issuers that are believed to be undervalued.

T. Rowe Price Equity Income Portfolio The investment objectives of the T. Rowe Price Equity Income Portfolio are long-term growth of capital and income. The Portfolio seeks to achieve these objectives through investment in the common stock of established companies.

Index 500 Stock Portfolio The investment objective of the Index 500 Stock Portfolio is to achieve investment results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The Portfolio attempts to meet this objective by investing in stocks included in the S&P 500 Index.

Asset Allocation Portfolio The investment objective of the Asset Allocation Portfolio is to realize as high a level of total return as is consistent with reasonable investment risk. The Portfolio will follow a flexible policy for allocating assets among equity securities, debt investments, and cash or cash equivalents. Equity securities may include foreign stocks and debt investments may include non-investment grade obligations.

Balanced Portfolio The investment objective of the Balanced Portfolio is to realize as high a level of total return as is consistent with prudent investment risk. The assets of the Balanced Portfolio will be invested in the stock, bond and money market sectors as described for the Index 500 Stock, Select Bond and Money Market Portfolios. The mix of investments among the three market sectors will be adjusted continuously.

High Yield Bond Portfolio The investment objective of the High Yield Bond Portfolio is to achieve high current income and capital appreciation. The Portfolio invests primarily in debt securities that are rated below investment grade by at least one major rating agency. High yield debt securities are often called "junk bonds".

Select Bond Portfolio The primary investment objective of the Select Bond Portfolio is to realize as high a level of total return as is consistent with prudent investment risk. A secondary objective is to seek preservation of shareholders' capital. The Select Bond Portfolio's assets are invested primarily in debt securities that are rated investment grade by at least one major rating agency.

Money Market Portfolio The investment objective of the Money Market Portfolio is to realize maximum current income consistent with liquidity and stability of capital. The assets of the Portfolio are invested in money market instruments and other debt investments with maturities not exceeding 397 days.

Fidelity VIP Mid Cap Portfolio

The Fidelity(R) VIP Mid Cap Portfolio is a fund of Variable Insurance Products Fund III, a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Account buys Service Class 2 shares of the Fidelity(R) VIP Mid Cap Portfolio at their net asset value.

The investment adviser for the Fidelity(R) VIP Mid Cap Portfolio is Fidelity Management and Research Company.

The Fidelity(R) VIP Mid Cap Portfolio normally invests at least 80% of its assets in securities of companies with medium market capitalization. These are companies with market capitalizations similar to companies in the Russell Midcap(R) Index or the Standard & Poor's(R) MidCap 400 Index. The Portfolio normally invests primarily in common stocks. For information about the investment objectives and policies, the

                                   Mason Street/SM/ Variable Annuity Prospectus
attendant risk factors and expenses see the attached prospectus for the Fidelity(R) Variable Insurance Products Service Class 2 Mid Cap Portfolio.

Russell Investment Funds

The Russell Investment Funds also comprise a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Account buys shares of each of the Russell Investment Funds at their net asset value without any sales charge.

The assets of each of the Russell Investment Funds are invested by one or more investment management organizations researched and recommended by Frank Russell Company ("Russell"), and an affiliate of Russell, Frank Russell Investment Management Company ("FRIMCo"). FRIMCo also advises, operates and administers the Russell Investment Funds. Russell is our majority-owned subsidiary.

The investment objectives and types of investments for each of the five Russell Investment Funds are set forth below. There can be no assurance that the Funds will realize their objectives.

Multi-Style Equity Fund The investment objective of the Multi-Style Equity Fund is to provide income and capital growth by investing principally in equity securities. The Multi-Style Equity Fund invests primarily in common stocks of medium and large capitalization companies. These companies are predominately US-based, although the Fund may invest a limited portion of its assets in non-US firms from time to time.

Aggressive Equity Fund The investment objective of the Aggressive Equity Fund is to provide capital appreciation by assuming a higher level of volatility than is ordinarily expected from Multi-Style Equity Fund by investing in equity securities. The Aggressive Equity Fund invests primarily in common stocks of small and medium capitalization companies. These companies are predominately US-based, although the Fund may invest in non-US firms from time to time.

Non-U.S. Fund The investment objective of the Non-U.S. Fund is to provide favorable total return and additional diversification for US investors by investing primarily in equity and fixed-income securities of non-US companies, and securities issued by non-US governments. The Non-U.S. Fund invests primarily in equity securities issued by companies domiciled outside the United States and in depository receipts, which represent ownership of securities of non-US companies.

Core Bond Fund The investment objective of the Core Bond Fund is to maximize total return, through capital appreciation and income, by assuming a level of volatility consistent with the broad fixed-income market, by investing in fixed-income securities. The Core Bond Fund invests primarily in fixed-income securities. In particular, the Fund holds debt securities issued or guaranteed by the US government, or to a lesser extent by non-US governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations. The Fund also invests in corporate debt securities and dollar-denominated obligations issued in the US by non-US banks and corporations (Yankee Bonds). A majority of the Fund's holdings are US dollar-denominated. From time to time the Fund may invest in municipal debt obligations.

Real Estate Securities Fund The investment objective of the Real Estate Securities Fund is to generate a high level of total return through above average current income, while maintaining the potential for capital appreciation. The Fund seeks to achieve its objective by concentrating its investments in equity securities of issuers whose value is derived primarily from development, management and market pricing of underlying real estate properties.

For more information regarding the mutual funds, including information about their investment objectives and expenses, see the prospectuses for Northwestern Mutual Series Fund, Inc., Fidelity VIP Mid Cap Portfolio and Russell Investment Funds attached to this prospectus. You should read the mutual fund prospectuses carefully before you invest in the Contracts.


--------------------------------------------------------------------------------


The Contract

Purchase Payments Under The Contract

Amount and Frequency A purchase payment is the money you give us to pay for your Contract. You may make purchase payments monthly, quarterly, semiannually, annually or on any other frequency acceptable to us.

The minimum initial purchase payment is $50,000. The minimum amount for each subsequent purchase payment is $25. Minimum amounts for payments by preauthorized check depend on payment frequency. We will accept larger purchase payments than due, or payments at other times, but total purchase payments under any Contract may not exceed $5,000,000 without our consent.

Purchase payments may not exceed the applicable federal income tax limits. (See "Federal Income Taxes", p. 18.)

Application of Purchase Payments We credit your purchase payments, less any premium taxes for which we make a deduction, to the Account and allocate them to one or more Divisions as you direct. We then invest those assets in shares of the Portfolio or Fund which corresponds to that Division.

We apply purchase payments to provide "Accumulation Units" in one or more Divisions. Accumulation Units represent your interest in the Account. The number of

Mason Street/SM/ Variable Annuity Prospectus

Accumulation Units you receive for each purchase payment is determined by dividing the amount of the purchase payment to be allocated to a Division by the value of an Accumulation Unit in that Division, based upon the next valuation of the assets of the Division we make after we receive your purchase payment at our Home Office. We will also accept your purchase payment if you send it to a lockbox facility we have designated. We value assets as of the close of trading on the New York Stock Exchange for each day the Exchange is open, and at any other time required by the Investment Company Act of 1940.

The number of your Accumulation Units will be increased by additional purchase payments or transfers into the Account and decreased by withdrawals or transfers out of the Account. The investment experience of the Account does not change the number (as distinguished from the value) of your Accumulation Units.

The value of an Accumulation Unit in each Division varies with the investment experience of the Division (which in turn is determined by the investment experience of the corresponding Portfolio or Fund). We determine the value by multiplying the value on the immediately preceding valuation date by the net investment factor for the Division. The net investment factor takes into account the investment experience of the Portfolio or Fund, the deduction for mortality and expense risks we have assumed and a deduction for any applicable taxes or for any expenses resulting from a substitution of securities. (See "Net Investment Factor", below.) Since you bear the investment risk, there is no guarantee as to the aggregate value of your Accumulation Units. That value may be less than, equal to, or more than the cumulative net purchase payments you have made.

You may direct all or part of a purchase payment to the Guaranteed Interest Fund. Amounts you direct to the Guaranteed Interest Fund will be invested on a fixed basis. See "The Guaranteed Interest Fund", p. 17.

Net Investment Factor

For each Division the net investment factor for any period ending on a valuation date is 1.000000 plus the net investment rate for the Division for that period. Under the Contract the net investment rate is related to the assets of the Division. However, since all amounts are simultaneously invested in shares of the corresponding Portfolio or Fund when allocated to the Division, calculation of the net investment rate for each of the Divisions may also be based upon the change in value of a single share of the corresponding Portfolio or Fund.

Thus, for example, in the case of the Balanced Division the net investment rate is equal to (a) the change in the net asset value of a Balanced Portfolio share for the period from the immediately preceding valuation date up to and including the current valuation date, plus the per share amount of any dividends and other distributions made by the Balanced Portfolio during the valuation period, less a deduction for any applicable taxes or for any expenses resulting from a substitution of securities, (b) divided by the net asset value of a Balanced Portfolio share on the valuation date immediately preceding the current valuation date, (c) less an adjustment to provide for the deduction for mortality rate and expense risks that we have assumed. (See "Deductions", p. 20.)

The Portfolios and Funds will distribute investment income and realized capital gains to the Account Divisions. We will reinvest those distributions in additional shares of the same Portfolio or Fund. Unrealized capital gains and realized and unrealized capital losses will be reflected by changes in the value of the shares held by the Account.

Benefits Provided Under The Contract

The benefits provided under the Contract consist of a withdrawal amount, a death benefit and a maturity benefit. Subject to the restrictions noted below, we will pay all of these benefits in a lump sum or under the payment plans described below.

Withdrawal Amount On or prior to the maturity date you are entitled to withdraw the Accumulation Units credited to your Contract and receive the value thereof. The value, which may be either greater or less than the amount you paid is based on the Accumulation Unit value next determined after we receive your written request for withdrawal on a form we provide. The forms are available from our Home Office and our agents. You may withdraw a portion of the Accumulation Units on the same basis, except that we will not grant a partial withdrawal which would result in a Contract value of less than $2000 remaining; we will treat a request for such a partial withdrawal as a request to surrender the entire Contract. Amounts distributed to you upon withdrawal of all or a portion of Accumulation Units may be subject to federal income tax. (See "Federal Income Taxes", p. 18.) A penalty tax will apply to premature payments of Contract benefits. A penalty tax of 10% of the amount of the payment which is includible in income will be imposed on non-exempt withdrawals. Payments which are exempt from the penalty tax include payments upon disability, after age 59 1/2, for certain large medical expenses and for reimbursement of certain health insurance premiums and certain substantially equal periodic payments for life. Required minimum distributions must be taken from your IRA, after you attain age 70 1/2 or, in certain cases, retire. (See "Minimum Distribution Requirements", p. 19).

If annuity payments are being made under Payment Plan 1 the payee may surrender the Contract and receive the value of the Annuity Units credited to his Contract. Upon death during the certain period of the payee under Plan 2 or both payees under Plan 3, the beneficiary may surrender the Contract and receive the withdrawal value of the unpaid payments for the certain period. The withdrawal value is based on the Annuity Unit value on the withdrawal date, with the unpaid payments discounted at the Assumed Investment Rate. (See "Description of Payment Plans", p. 14.)

                                   Mason Street/SM/ Variable Annuity Prospectus

Death Benefit

1. Amount of the Death Benefit. If the Annuitant dies before the maturity date, the death benefit will not be less than the Contract value next determined after we receive proof of death at our Home Office. If the Primary Annuitant dies before his or her 75th birthday, the death benefit, where permitted by state law, will not be less than the amount of purchase payments we received, less an adjustment for every withdrawal. For each withdrawal we reduce the minimum death benefit by the percentage of the Contract value withdrawn. There is no death benefit after annuity payments begin. See "Maturity Benefit" and "Variable Payment Plans" below.

An enhanced death benefit is available at extra cost. Prior to the first Contract anniversary the enhanced death benefit is equal to the total purchase payments received less an adjustment for every withdrawal as described above. On any Contract anniversary prior to the Primary Annuitants 80th birthday, the enhanced death benefit is the Contract value on that date, but not less than what the enhanced death benefit was on the last preceding valuation date. On any other valuation date before the Primary Annuitant's 80th birthday, the enhanced death benefit will be the amount determined on the most recent Contract anniversary, plus purchase payments we receive since that Contract anniversary less an adjustment for every withdrawal made since that Contract anniversary. For each withdrawal we reduce the enhanced death benefit by the percentage of the Contract value withdrawn. On any valuation date on or after the Primary Annuitant's 80th birthday the enhanced death benefit will be the enhanced death benefit on the Contract anniversary immediately prior to the Primary Annuitant's 80th birthday increased by purchase payments we received since that Contract anniversary and decreased by an adjustment for every withdrawal made since that Contract anniversary. We deduct the extra cost for the enhanced death benefit from the Contract value on each Contract anniversary while the enhanced death benefit is in effect. See "Enhanced Death Benefit Charge", p. 21. The enhanced death benefit is available for issue ages up to 65 and must be elected when the Contract is issued. The enhanced death benefit will remain in effect until the maturity date or the death of the Primary Annuitant or you ask us to remove it from your Contract. You cannot add it to your Contract again after it has been removed.

2. Distribution of the Death Benefit.

Owner is the Annuitant. If the Owner is the Annuitant and the Owner dies before the maturity date, the beneficiary becomes entitled to the death benefit. The beneficiary may elect to receive the death benefit in a lump sum or under a variable payment plan. The beneficiary automatically becomes the new Owner and Annuitant and the Contract continues in force. The beneficiary must take distributions from the Contract pursuant to the applicable minimum distribution requirements discussed on page 19.

Owner is not the Annuitant. If the Owner is not the Annuitant and the Annuitant dies before the maturity date, the Contingent Annuitant automatically becomes the new Annuitant and the Contract continues in force. If no Contingent Annuitant is named within 60 days after we receive proof of death of the Annuitant, we pay the death benefit to the Owner.

Adjustment of Contract Value. On the date when the death benefit becomes payable, if the Contract continues in force we will set the Contract value at an amount equal to the death benefit. If this results in an addition to the Contract Value, we will place the additional amount in the Money Market Division and you may transfer it to the Divisions you choose. See "Transfers Between Divisions and Payment Plans", p. 15.

Maturity Benefit Purchase payments under the Contract are payable until the maturity date specified in the Contract. You may select any date up to age 90 as the maturity date, subject to applicable tax and state law requirements, including the minimum distribution requirements (See "Minimum Distribution Requirements", p. 19). On the maturity date, if you have not elected any other permissible payment plan, we will change the maturity date to the Contract anniversary nearest the Annuitant's 90th birthday. On that date, if you have not elected any other permissible payment plan, we will pay the value of the Contract in monthly payments for life under a variable payment plan with payments certain for ten years.

Variable Payment Plans

We will pay part or all of the benefits under a Contract under a variable payment plan you select. The payment plan starts on the maturity date. See "Maturity Benefit", above. Under a variable plan, you bear the entire investment risk, since we make no guarantees of investment return. Accordingly, there is no guarantee of the amount of the variable payments, and you must expect the amount of such payments to change from month to month.

For a discussion of tax considerations and limitations regarding the election of payment plans, see "Federal Income Taxes", p. 18.

Description of Payment Plans  The following payment plans are available:

1. Payments for a Certain Period. An annuity payable monthly for a specified period of up to 30 years. If you select a payment plan which begins during the first five Contract years the minimum specified period is 10 years. If you select a payment plan which begins during the sixth Contract year or thereafter the minimum specified period is 5 years.

2. Life Annuity with or without Certain Period. An annuity payable monthly until the payee's death, or until the expiration of a selected certain period, whichever is later. After the payee's death during the certain period, if any, we will make payments as they come due to the designated contingent beneficiary. You may select a certain period of either 10 or 20 years, or you may choose a plan with no certain period.

Mason Street/SM/ Variable Annuity Prospectus

3. Joint and Survivor Life Annuity with Certain Period. An annuity payable monthly for a certain period of 10 years and thereafter to two persons for their joint lives. On the death of either payee, payments continue for the remainder of the 10 years certain or the remaining lifetime of the survivor, whichever is longer.

We may limit the election of a payment plan to one that results in an initial payment of at least $50. A payment plan will continue even if payments fall to less than $50 after the payment plan begins.

From time to time we may establish payment plan rates with greater actuarial value than those stated in the Contract and make them available at the time of settlement. We may also make available other payment plans, with provisions and rates we publish for those plans.

Amount of Annuity Payments We will determine the amount of the first annuity payment on the basis of the particular payment plan you select, the annuity payment rate and, for plans involving life contingencies, the Annuitant's adjusted age and sex. (A Contract with annuity payment rates that are not based on sex is also available.) We will calculate the amount of the first annuity payment on a basis that takes into account the length of time over which we expect annuity payments to continue. The first payment will be lower for an Annuitant who is younger when payments begin, and higher for an Annuitant who is older, if the payment plan involves life contingencies. The first payment will be lower if the payment plan includes a longer certain period. Variable annuity payments after the first will vary from month to month to reflect the fluctuating value of the Annuity Units credited to your Contract. Annuity Units represent the interest of the Contract in each Division of the Account after annuity payments begin.

Assumed Investment Rate The variable annuity rate tables for the Contract are based upon an Assumed Investment Rate of 3 1/2%. Variable annuity rate tables based upon an Assumed Investment Rate of 5% are also available where permitted by state law.

The Assumed Investment Rate affects both the amount of the first variable payment and the amount by which subsequent payments increase or decrease. The Assumed Investment Rate does not affect the actuarial value of the future payments as of the date when payments begin, though it does affect the actual amount which may be received by an individual Annuitant.

Over a period of time, if each Division achieved a net investment result exactly equal to the Assumed Investment Rate applicable to a particular payment plan, the amount of annuity payments would be level. However, if the Division achieved a net investment result greater than the Assumed Investment Rate, the amount of annuity payments would increase. Similarly, if the Division achieved a net investment result smaller than the Assumed Investment Rate, the amount of annuity payments would decrease.

A higher Assumed Investment Rate will result in a larger initial payment but more slowly rising and more rapidly falling subsequent payments than a lower Assumed Investment Rate.

Additional Information

Transfers Between Divisions and Payment Plans You may change the allocation of purchase payments among the Divisions and transfer values from one Division to another both before and after annuity payments begin. In order to take full advantage of these features, you should carefully consider, on a continuing basis, which Division or apportionment is best suited to your long-term investment needs.

You may at any time change the allocation of purchase payments among the Divisions by written notice to us. Purchase payments we receive at our Home Office on and after the date on which we receive notice will be applied to provide Accumulation Units in one or more Divisions on the basis of the new allocation.

Before the effective date of a payment plan you may, upon written request, transfer Accumulation Units from one Division to another. After the effective date of a payment plan the payee may transfer Annuity Units from one Division to another. We will adjust the number of Accumulation or Annuity Units to be credited to reflect the respective value of the Accumulation and Annuity Units in each of the Divisions. For Accumulation Units the minimum amount which may be transferred is the lesser of $100 or the entire value of the Accumulation Units in the Division from which the transfer is being made. For each transfer beginning with the thirteenth in any Contract year, we may deduct a transfer fee of $25 from the amount transferred. We currently make no charge for transfers.

If you contemplate the transfer of funds from one Division to another, you should consider the risk inherent in a switch from one investment medium to another. In general, frequent transfers based on short-term expectations for the stock and bond markets, especially transfers of large sums, will tend to accentuate the danger that a transfer will be made at an inopportune time. Frequent transfers, or transfers that are large in relation to the assets of the Portfolio or Fund in which a Division invests, may also be disruptive and may disadvantage other investors. We may limit or modify a transfer request if we determine that the transfer would be to the disadvantage of other investors or if required by applicable laws or regulations. We may apply the limitation or modification to transfers to and/or from the Divisions. The limitation or modification may include, among others,

..  The requirement of a minimum time period between transfers;

..  Limitation of the dollar amount that you may transfer on any one day;

.. The requirement that you submit a transfer request in a particular form and/or by a specific process.

We reserve the right to modify or eliminate any transfer request process (including, among others, transfer requests via the Internet, via facsimile, or by telephone) for some or all

                                   Mason Street/SM/ Variable Annuity Prospectus

Contract owners as we deem appropriate. See the attached prospectuses for the Funds for more information about their frequent trading policies. We will assist the Funds in the implementation of their policies.

You may transfer amounts which you have invested on a fixed basis to any Division of the Account, and you may transfer the value of Accumulation Units in any Division of the Account to the Guaranteed Interest Fund for investment on a fixed basis, subject to the restrictions described in the Contract. See "The Guaranteed Interest Fund", p. 17.

After the effective date of a payment plan which does not involve a life contingency (i.e., Plan 1) a payee may transfer to either form of life annuity at no charge. We will apply the value of the remaining payments to the new plan selected. We will determine the amount of the first annuity payment under the new plan on the basis of the particular plan selected, the annuity payment rate and the Annuitant's adjusted age and sex. Subsequent payments will vary to reflect changes in the value of the Annuity Units credited.

We permit other transfers between payment plans subject to such limitations as we may reasonably determine. Generally, however, we do not permit transfer from a payment plan involving a life contingency to a payment plan which does not involve the same life contingency. You may make transfers from the Money Market Division at any time while a payment plan is in force. The Contract provides that transfers between the other Divisions and transfers between payment plans may be made after the payment plan has been in force for at least 90 days and thereafter whenever at least 90 days have elapsed since the date of the last transfer. At present we permit transfers at any time but we reserve the right to change this practice in the future. We will make the transfer as of the close of business on the valuation date coincident with or next following the date on which we receive the request for transfer at our Home Office, or at a later date if you request.

Owners of the Contract The Owner of the Contract has the sole right to exercise all rights and privileges under the Contract, except as the Contract otherwise provides. The Owner is ordinarily the Annuitant, but may be an employer or other entity. The Annuitant is the person upon whose life the Contract is issued and Contract benefits depend. The Primary Annuitant is the person upon whose life the Contract is initially issued. The Contingent Annuitant is the person who becomes the Annuitant upon the death of the Annuitant. In this prospectus, "you" means the Owner or a prospective purchaser of the Contract.

Deferment of Benefit Payments We reserve the right to defer determination of the withdrawal value of the Contract, or the payment of benefits under a variable payment plan, until after the end of any period during which the right to redeem shares of either of the mutual funds is suspended, or payment of the redemption value is postponed, pursuant to the provisions of the Investment Company Act of 1940 because: (a) the New York Stock Exchange is closed, except for routine closings on holidays or weekends; (b) the Securities and Exchange Commission has determined that trading on the New York Stock Exchange is restricted; (c) the Securities and Exchange Commission permits suspension or postponement and so orders; (d) an emergency exists, as defined by the Securities and Exchange Commission, so that valuation of the assets of the funds or disposal of securities they hold is not reasonably practical; or (e) such suspension or postponement is otherwise permitted by the Act.

Dividends The Contract shares in our divisible surplus, to the extent we determine annually, except while payments are being made under a variable payment plan. Distributions of divisible surplus are commonly referred to as "dividends". Any contributions to our divisible surplus would result from more favorable expense experience than we have assumed in determining the deductions. We do not expect the Contract to make a significant contribution to our divisible surplus and we do not expect to pay dividends on the Contract.

Voting Rights As long as the Account continues to be registered as a unit investment trust under the Investment Company Act of 1940, and Account assets are invested in shares of the Portfolio or the Funds, we will vote the shares held in the Account in accordance with instructions we receive from the Owners of Accumulation Units or payees receiving payments under variable payment plans. Each Owner or payee will receive periodic reports relating to both of the mutual funds, proxy material and a form with which to give instructions with respect to the proportion of shares of each Portfolio or Fund held in the Account corresponding to the Accumulation Units credited to his Contract, or the number of shares of each Portfolio or Fund held in the Account representing the actuarial liability under the variable annuity payment plan, as the case may be. The number of shares will increase from year to year as additional purchase payments are paid by the Contract Owner; after a variable annuity payment plan is in effect the number of shares will decrease from year to year as the remaining actuarial liability declines. We will vote shares for which no instructions have been received in the same proportion as the shares as for which instructions have been received.

Substitution and Change We may take any of the following actions, so long as we comply with all of the requirements of the securities and insurance laws that may apply. A vote of Contract owners, or of those who have an interest in one or more of the Divisions of the Account, may be required. Approval by the Securities and Exchange Commission or another regulatory authority may be required. In the event that we take any of these actions, we may make an appropriate endorsement of your Contract and take other actions to carry out what we have done.

1. We may invest the assets of a Division in securities of another mutual fund or another issuer, instead of the Portfolio or Fund in which you have invested, as a substitute for the shares you already have or as the securities to be purchased in the future.

2. We may operate the Account or a Division as a mutual fund itself, instead of investing its assets in a mutual fund, if our Board of Trustees decides that this would be in the best interest of our Contract owners.

Mason Street/SM/ Variable Annuity Prospectus

3. We may deregister the Account under the Investment Company Act of 1940 if registration is no longer required.

4. We may change the provisions of the Contract to comply with federal or state laws that apply, including changes to comply with federal tax laws in order to assure that your Contract qualifies for tax benefits relating to retirement annuity or variable annuity contracts.

Fixed Annuity Payment Plans We will also pay Contract benefits under fixed annuity payment plans which are not described in this Prospectus. If you select a fixed annuity, we will cancel the Accumulation Units credited to your Deferred Contract, we will transfer the withdrawal value of the Contract to our general account, and you will no longer have any interest in the Account.

Performance Data We may publish advertisements containing performance data for the Divisions of the Account from time to time. These performance data may include both standardized and non-standardized total return figures, although standardized figures will always accompany non-standardized figures.

Standardized performance data will consist of quarterly return quotations, which will always include quotations for recent periods of one, five and ten years or, if less, the entire life of a Division. These quotations will be the average annual rates of return based on the minimum $50,000 initial purchase payment. The standardized performance data will reflect all applicable charges.

Non-standardized performance data may also not reflect the annual Contract fee of $30, since the impact of the fee varies by Contract size. The non-standardized data may also be for other time periods.

We will base all of the performance data on actual historical investment results for the Portfolios or Funds, including all expenses they bear. The data are not intended to indicate future performance. We may construct some of the data hypothetically to reflect expense factors for the Contracts we currently offer.

We have included additional information about the performance data in the Statement of Additional Information.

Financial Statements Financial statements of the Account and financial statements of Northwestern Mutual appear in the Statement of Additional Information.


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The Guaranteed Interest Fund

You may direct all or part of your purchase payments to the Guaranteed Interest Fund for investment on a fixed basis. You may transfer amounts previously invested in the Account Divisions to the Guaranteed Interest Fund, prior to the maturity date, and you may transfer amounts in the Guaranteed Interest Fund to the Account Divisions. In each case, these transfers are subject to the restrictions described in the Contract.

Amounts you invest in the Guaranteed Interest Fund become part of our general assets. In reliance on certain exemptive and exclusionary provisions, we have not registered interests in the Guaranteed Interest Fund under the Securities Act of 1933 and we have not registered the Guaranteed Interest Fund as an investment company under the Investment Company Act of 1940. Accordingly, neither the Guaranteed Interest Fund nor any interests therein are generally subject to these Acts. We have been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Guaranteed Interest Fund. This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Amounts you invest in the Guaranteed Interest Fund earn interest at rates we declare from time to time. We will guarantee the interest rate for each amount for at least one year. The interest rate will not be less than an annual effective rate of at least 1.0%. Some states may require an interest rate higher than 1.0%. At the expiration of the period for which we guarantee the interest rate, we will declare a new interest rate. We credit interest and compound it daily. We determine the effective date for a transaction involving the Guaranteed Interest Fund in the same manner as the effective date for a transaction involving a Division of the Account.

Investments in the Guaranteed Interest Fund are subject to a maximum limit of $100,000 without our prior consent. In states where the annual effective interest rate may not be less than 3% in all years, the maximum limit without our consent is $50,000. To the extent that a purchase payment or transfer from a Division of the Account causes the Contract's interest in the Guaranteed Interest Fund to exceed this maximum limit, we will place the amount of the excess in the Money Market Division and it will remain there until you instruct us otherwise.

Transfers from the Guaranteed Interest Fund to the Account Divisions are subject to limits. After a transfer from the Guaranteed Interest Fund, we will allow no further transfers from the Guaranteed Interest Fund for a period of 365 days; in addition, we will allow no further transfers back into the Guaranteed Interest Fund for a period of 90 days. The maximum amount that you may transfer from the Guaranteed Interest Fund in one transfer is the greater of (1) 25% of the amount that you had invested in the Guaranteed Interest Fund as of the last Contract anniversary preceding the transfer and (2) the amount of your most recent transfer from the Guaranteed Interest Fund. But in no event will this maximum

                                   Mason Street/SM/ Variable Annuity Prospectus
transfer amount be less than $1,000 or more than $50,000. (The $50,000 limit does not apply in New York.)

The deduction for mortality rate and expense risks, as described below, is not assessed against amounts in the Guaranteed Interest Fund, and amounts in the Guaranteed Interest Fund do not bear any expenses of either of the mutual funds. Other charges under the Contract apply for amounts in the Guaranteed Interest Fund as they are described in this prospectus for amounts you invest on a variable basis. See "Deductions", p. 20. For purposes of allocating and deducting the annual Contract fee, we consider any investment in the Guaranteed Interest Fund as though it were an investment of the same amount in one of the Account Divisions.


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Federal Income Taxes

Qualified and Nontax-Qualified Plans

We offer the Contract for use under the tax-qualified plans (i.e., contributions are generally not taxable) identified below:

1. Individual retirement annuities pursuant to the provisions of Section 408 of the Code, including a traditional IRA established under Section 408(b).

2. Roth IRAs pursuant to the provisions of Section 408A of the Code.

We also offer the Contract for use in non tax-qualified situations (i.e., contributions are taxable).

Contribution Limitations and General Requirements Applicable to Contract

The Economic Growth and Tax Relief Reconciliation Act of 2001, enacted on June 7, 2001, made substantial changes to the contribution limits and withdrawal and portability restrictions of tax qualified plans. These changes are reflected below. Although the Act generally became effective on January 1, 2002, many provisions are phased in over a ten-year period. Also all of these changes will sunset (be repealed) in 2011, unless extended or made permanent.

Traditional IRA If an individual has earned income, the individual and the individual's spouse are each permitted to make a maximum contribution of $3,000 for years 2003 through 2004 to an IRA or IRAs for their benefit. The amount increases to $4,000 for years 2005 through 2007 and $5,000 in 2008 and is indexed thereafter. The contribution limit is reduced by contributions to any Roth IRAs of the Owner. A catch up contribution of $500 for years 2003 through 2005 and $1,000 thereafter is allowed for owners who are age 50 or older. Contributions cannot be made after age 70 1/2. Annual contributions are generally deductible unless the Owner or the Owner's spouse is an "active participant" in a plan in another qualified plan during the taxable year. If the Owner is an "active participant" in a plan, the deduction phases out at an adjusted gross income ("AGI") of between $34,000--$44,000 (indexed through 2005) for single filers and between $54,000--$64,000 (indexed through 2007) for married individuals filing jointly. If the Owner is not an "active participant" in a plan but the Owner's spouse is, the Owner's deduction phases out at an AGI of between $150,000--$160,000.

The Owner may also make tax free rollover and direct transfer contributions to an IRA from the Owner's other IRAs or contracts purchased under tax qualified plans. The surviving spouse can also roll over the deceased Owner's IRA, tax deferred annuity or qualified plan to the spouse's own IRA or any other plan in which the spouse participates that accepts rollovers.

An IRA is nonforfeitable and generally cannot be transferred.

Roth IRA If an individual has earned income, the individual and the individual's spouse are each permitted to make a maximum contribution of $3,000 for years 2003 through 2004 to a Roth IRA or IRAs for their benefit. This amount is increased to $4,000 for years 2005 through 2007, $5,000 for 2008 and is indexed thereafter. The contribution limit is reduced by contributions to any traditional IRAs of the Owner. A catch up contribution of $500 for years 2003 through 2005 and $1,000 for each year thereafter is allowed for Owners who are age 50 or older. The maximum contribution is phased out at an adjusted gross income ("AGI") of between $95,000 and $110,000 for single filers, between $150,000 and $160,000 for married individuals filing jointly and between $0 and $10,000 for married individuals filing separately. Regular contributions to a Roth IRA are not deductible.

An IRA, SEP or SIMPLE IRA (after two years of participation in a SIMPLE IRA plan) may be rolled over or converted to a Roth IRA if the Owner has an AGI of $100,000 or less for the year (not including the rollover amount) and is not married filing a separate tax return. A rollover to a Roth IRA is fully taxable but is not subject to a 10% premature withdrawal penalty.

Nontax-qualified Contract There are no limitations on who can purchase a nontax-qualified annuity or the amount that can be contributed to the Contract. Contributions to nontax-qualified Contracts are not deductible. For the Contract to qualify as a nontax- qualified annuity, the Contract death proceeds must be distributed to any nonspouse beneficiary either within five years of the Owner's death or as substantially periodic payments over the beneficiary's life or life expectancy commencing within one year of the Owner's death. The surviving spouse is entitled to continue deferral under the Contract.

Taxation of Contract Benefits

For Contracts held by individuals, no tax is payable as a result of any increase in the value of a Contract. Except for qualified

Mason Street/SM/ Variable Annuity Prospectus distributions from Roth IRAs, Contract benefits will be taxable as ordinary income when received in accordance with Section 72 of the Code.

IRAs As a general rule, benefits received as annuity payments or upon death or withdrawal from these contracts will be taxable as ordinary income when received.

Where nondeductible contributions are made to individual retirement annuities, the Owner may exclude from income that portion of each benefit payment which represents a return of the Owner's "investment in the contract" as defined in
Section 72 until the entire "investment in the contract" is recovered. Benefits paid in a form other than an annuity will be taxed as ordinary income when received except for that portion of the payment which represents a return of the employee's "investment in the contract." After the Owner attains age
70 1/2, a 50% penalty may be imposed on payments made from individual retirement annuities to the extent the payments are less than certain required minimum amounts. (See "Minimum Distribution Requirements", p. 19). With certain limited exceptions benefits from individual retirement annuities Contracts are subject to the tax-free roll-over provisions of the Code.

A loan transaction, using a Contract purchased under a tax-qualified plan as collateral, will generally have adverse tax consequences. For example, such a transaction destroys the tax status of the individual retirement annuity and results in taxable income equal to the Contract value.

Roth IRAs Qualified distributions from a Roth IRA are not taxable. A qualified distribution is a distribution (1) made at least 5 years after the issuance of the Owner's first Roth IRA, and (2) made after the Owner has attained age
59 1/2, made to a beneficiary after the Owner's death, attributable to the Owner being disabled, or used to pay acquisition expenses of a qualified first time home purchase. A nonqualified distribution is taxable as ordinary income only to the extent it exceeds the "investment in the contract" as defined in
Section 72. Distributions are not required to be made from a Roth IRA before the Owner's death.

A withdrawal from a Roth IRA of part or all of an IRA rollover contribution within 5 years of the rollover is subject to a 10% premature withdrawal penalty (unless an exception applies). Rollover contributions are treated as withdrawn after regular contributions for this purpose.

A regular or conversion contribution to a Roth IRA can be recharacterized to an IRA in a trustee-to-trustee transfer provided the transfer includes the net income or loss allocable to the contribution and is completed by the due date for filing the Owner's federal income tax return for the year the contribution was made. The recharacterized amount will be treated for tax purposes as originally made from the IRA. Recharacterized amounts can be reconverted to a Roth IRA once each calendar year. Benefits from a Roth IRA can be rolled over or transferred directed only to another Roth IRA.

Nonqualified Contracts Benefits received as annuity payments from nontax-qualified Contracts will be taxable as ordinary income to the extent they exceed that portion of each payment which represents a return of the "investment in the contract" as defined in Section 72 until the entire "investment in the contract" is recovered. Benefits received in a lump sum from these Contracts will be taxable as ordinary income to the extent they exceed the "investment in the contract." A partial withdrawal or collateral assignment prior to the Maturity Date will result in the receipt of gross income by the Owner to the extent that the amounts withdrawn or assigned do not exceed the excess (if any) of the total value of Accumulation Units over total purchase payments paid under the Contract less any amounts previously withdrawn or assigned. Thus, any investment gains reflected in the Contract values are considered to be withdrawn first and are taxable as ordinary income. Investment gains will be determined by aggregating all nontax-qualified deferred Contracts we issue to the Owner during the same calendar year.

One or more nontax-qualified Contracts can be wholly or partially exchanged for one or more other annuity contracts under Section 1035 of the Code without recognition of gain or loss. Certain nonqualified Contracts not held by individuals, such as Contracts purchased by corporate employers in connection with deferred compensation plans, will not be taxed as annuity Contracts and increases in the value of the Contracts will be taxable in the year earned.

Premature Withdrawals A penalty tax will apply to premature payments of Contract benefits. A penalty tax of 10% of the amount of the payment which is includible in income will be imposed on non-exempt withdrawals under individual retirement annuities, Roth IRAs, and nonqualified deferred annuities. Payments which are exempt from the penalty tax include payments upon disability, after age 59 1/2 and for certain substantially equal periodic payments for life. Additional exceptions for certain large medical expenses, reimbursement of health insurance premiums paid while the Owner was unemployed, qualified education expenses and first time home purchases apply to IRAs and Roth IRAs.

Minimum Distribution Requirements All of the Contracts are required to satisfy some form of minimum distribution requirement. A 50% excise tax applies for each violation of these requirements (except under nonqualified Contracts).

1. IRAs As a general rule, the Owner of these Contracts is required to take certain distributions during the Owner's life and the beneficiary designated by the Owner is required to take the balance of the Contract value within certain specified periods following the Owner's death.

The Owner must take the first required distribution by the "required beginning date" and subsequent required distributions by December 31 of that year and each year thereafter. Payments must be made according to the Uniform Lifetime Table provided in IRS regulations, which calculates life expectancy of the Owner and an assumed beneficiary who is ten years younger. The required beginning date for IRAs is April 1 of the calendar year following the calendar year the Owner attains age 70 1/2.

                                   Mason Street/SM/ Variable Annuity Prospectus

Upon the death of the Owner, the Owner's beneficiary must take distributions under one of two main rules: main rules: (1) the life expectancy rule, or (2) the five year rule.

(1) Life Expectancy Rule: A beneficiary may take distributions based on the beneficiary's life or life expectancy. Generally, distributions must commence by December 31 of the year following the year of the Owner's death. (See below for exception for spouse beneficiary.)

(2) Five Year Rule: If the Owner dies before the required beginning date, a beneficiary may elect to withdraw the entire account balance over five years, completing distribution no later than December 31 of the year containing the fifth anniversary of the Owner's death.

If the Owner dies on or after the required beginning date, a minimum distribution must be made for the year of death, to the extent not already paid to the Owner.

Spousal Exceptions: If the designated beneficiary is the Owner's spouse elects the life expectancy rule, distributions do not need to begin until the end of the year following the year of the Owner's death or, if later, by the end of the year the Owner would have attained age 70 1/2. Alternatively, the spouse may roll over the Contract into an IRA owned by the spouse or to any other plan in which the spouse participates that accepts rollovers. The spouse may then defer distributions until the spouse's own required beginning date.

2. Roth IRAs The Owner of a Roth IRA is not required to take required minimum distributions during the Owner's lifetime. However, after the Owner's death, the beneficiary designated by the Owner is required to take distributions pursuant to the minimum distribution requirements discussed above.

3. Nonqualified Contracts The Owner of a nontax-qualified Contract is not required to take required minimum distributions during the Owner's lifetime. However, the designated beneficiary is required to take distributions pursuant to rules similar to the at death minimum distribution requirements for IRAs, except that the first minimum distribution is due within 12 months of the Owner's death, instead of by December 31 of the calendar year following the year of death.

Taxation of Northwestern Mutual

We may charge the appropriate Contracts with their shares of any tax liability which may result from the maintenance or operation of the Divisions of the Account. We are currently making no charge. (See "Net Investment Factor", p. 13 and "Deductions", below.

Other Considerations

You should understand that the tax rules for annuities and qualified plans are complex and cannot be readily summarized. The foregoing discussion does not address special rules applicable in many situations, rules governing Contracts issued or purchase payments made in past years, current legislative proposals or state or other law. We do not intend this discussion as tax advice. Before you purchase a Contract, we advise you to consult qualified tax counsel.


--------------------------------------------------------------------------------

Deductions

We will make the following deductions:

Mortality Rate and Expense Risk Charges

Amount of Mortality Rate and Expense Risks Charges. The net investment factor (see "Net Investment Factor", p. 13) we use in determining the value of Accumulation and Annuity Units reflects a deduction on each valuation date for mortality rate and expense risks we have assumed. The deduction from Accumulation Units and Annuity Units is at a current annual rate of 0.35% of the assets of the Account. Our Board of Trustees may increase or decrease the deduction, but in no event may the deduction exceed an annual rate of 0.75%. We will not increase the deduction for mortality and expense risks for at least five years from the date of this prospectus.

Risks and Expenses. The risks we assume are (a) the risk that annuity payments will continue for longer periods than anticipated because the Annuitants as a group live longer than expected, and (b) the risk that the charges we make may be insufficient to cover the actual costs we incur in connection with the Contracts. We assume these risks for the duration of the Contract. The deduction for these risks is the only expense item paid by the Account to date. The mutual funds pay expenses which are described in the attached prospectuses for the mutual funds.

The net investment factor also reflects the deduction of any reasonable expenses which may result if there were a substitution of other securities for shares of the mutual funds as described under "Substitution and Change", p. 16, and any applicable taxes, i.e., any tax liability we have paid or reserved for resulting from the maintenance or operation of a Division of the Account, other than applicable premium taxes which we may deduct directly from considerations. We do not presently anticipate that we will make any deduction for federal income taxes (see "Taxation of Northwestern Mutual", p. 20), nor do we anticipate that maintenance or operation of the Account will give rise to any deduction for state or local taxes. However, we reserve the right to charge the appropriate Contracts with their shares of any tax liability which may result under present or future tax laws from the maintenance or operation of the Account or to deduct any such tax liability in the computation of the net investment factor for such Contracts. Our right to make deductions for expenses resulting from a substitution of securities may be restricted by the Investment Company Act of 1940.

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Mason Street/SM/ Variable Annuity Prospectus

Contract Fee On each Contract anniversary prior to the maturity date we make a deduction of $30 for administrative expenses relating to a Deferred Contract during the prior year. We make the charge by reducing the number of Accumulation Units credited to the Contract. For purposes of allocating and deducting the annual Contract fee, we consider any investment in the Guaranteed Interest Fund as though it were an investment of the same amount in one of the Account Divisions. We cannot increase this charge. The charge is intended only to reimburse us for our actual administrative expenses. We currently are waiving the charge if the Contract value on the Contract anniversary is $25,000 or more.

Enhanced Death Benefit Charge On each Contract anniversary on which the enhanced death benefit is in effect, we deduct from the Contract value a charge based on the amount of the enhanced death benefit on the Contract Anniversary and the age of the Annuitant when the Contract was issued. The charge is 0.10% of the amount of the enhanced death benefit for issue age 45 or less, 0.20% for issue age 46-55, and 0.40% for issue age 56-65. This charge is for the risks we assume in guaranteeing the enhanced death benefit. We deduct the charge from the Divisions of the Account and the Guaranteed Interest Fund in proportion to the amounts you have invested.

Premium Taxes The Contract provides for the deduction of applicable premium taxes, if any, from purchase payments or from Contract benefits. Various jurisdictions levy premium taxes. Premium taxes presently range from 0% to 3.5% of total purchase payments. Many jurisdictions presently exempt from premium taxes annuities such as the Contract. As a matter of current practice, we do not deduct premium taxes from purchase payments received under the Contract or from Contract benefits. However, we reserve the right to deduct premium taxes in the future.

Expenses for the Portfolios and Funds The expenses borne by the Portfolios and Funds in which the assets of the Account are invested are shown in the Expense Table on page 4 of this prospectus and in the prospectuses for Northwestern Mutual Series Fund, Inc., the Fidelity VIP Mid Cap Portfolio and the Russell Investment Funds which are attached to this prospectus.


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Distribution of the Contract

We sell the Contract through individuals who are licensed insurance agents appointed by Northwestern Mutual and are registered representatives of a broker/dealer. Where state law requires, these agents will also be licensed securities salespersons. Our wholly-owned company, Northwestern Mutual Investment Services, LLC ("NMIS"), is registered with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers. NMIS is the distributor of the Contracts. NMIS has entered into a selling agreement with Robert W. Baird and Co. Incorporated ("Baird"), another broker/dealer which we control, and our agents who offer the Contracts will be registered representatives of either NMIS or Baird. Neither we nor NMIS nor Baird will pay commissions on sales of the Contracts, but both broker/dealers will offer the Contracts to purchasers who pay quarterly fees to the broker/dealer based on the value of the assets in their accounts with the broker/dealer, including the Contracts. Each of the broker/dealers will pay a portion of the fees to its registered representatives who sell the Contracts and provide other services to the owners of the Accounts. The Contract is also offered by Northwestern Mutual agents who are advisory representatives of registered investment advisers. The investment advisers charge fees for investment advisory services and pay a portion of those fees to the advising representatives. We may also offer the Contracts through other distribution arrangements.

                                   Mason Street/SM/ Variable Annuity Prospectus

Table of Contents for Statement of Additional Information

                                                                Page
                                                                ----
           DISTRIBUTION OF THE CONTRACT........................ B-2
           DETERMINATION OF ANNUITY PAYMENTS................... B-2
            Amount of Annuity Payments......................... B-2
            Annuity Unit Value................................. B-2
           Illustrations of Variable Annuity Payments.......... B-3
           VALUATION OF ASSETS OF THE ACCOUNT.................. B-3
           TRANSFERABILITY RESTRICTIONS........................ B-4
           PERFORMANCE DATA.................................... B-4
           EXPERTS............................................. B-6
           FINANCIAL STATEMENTS OF THE ACCOUNT (as
             of December 31, 2003 and for each of the two years
             in the period ended December 31, 2003)............ B-7

                                                                Page
                                                                ----
           Report of Independent Accountants (as of
             December 31, 2003 and for each of the two years in
             the period ended December 31, 2003)............... B-18
           FINANCIAL STATEMENTS OF NORTHWESTERN
             MUTUAL (as of December 31, 2003 and 2002 and
             for each of the three years in the period ended
             December 31, 2003)................................ B-19
           Report of Independent Accountants (as of
             December 31, 2003 and 2002 and for each of the
             three years in the period ended
             December 31, 2003)................................ B-45




--------------------------------------------------------------------------------





This Prospectus sets forth concisely the information about the Mason Street/SM/ Variable Annuity that a prospective investor ought to know before investing. Additional information about the Mason Street/SM/ Variable Annuity and NML Variable Annuity Account B has been filed with the Securities and Exchange Commission in a Statement of Additional Information which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from The Northwestern Mutual Life Insurance Company. To receive a copy, return the request form to the address listed below, or telephone 1-888-455-2232.



TO: The Northwestern Mutual Life Insurance Company


Investment Products & Services Department

Room W04SE
720 East Wisconsin Avenue
Milwaukee, WI 53202

Please send a Statement of Additional Information for the Mason Street/SM/ Variable Annuity to:

Name ___________________________________________________________________________

Address ________________________________________________________________________

________________________________________________________________________________

City _______________________________________ State ____________ Zip ____________

More information about Northwestern Mutual Series Fund, Inc. is included in the Fund's Statement of Additional Information (SAI), incorporated by reference in this prospectus, which is available free of charge.

More information about the Fund's investments is included in the Fund's annual and semi-annual reports, which discuss the market conditions and investment strategies that significantly affected each Portfolio's performance during the previous fiscal period.

To request a free copy of the Fund's SAI, or current annual or semi-annual report, call us at 1-888-455-2232. Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-6009.

NORTHWESTERN MUTUAL

Mason Street(SM) Variable Annuity

  Nontax - Qualified Annuities
  Individual Retirement Annuities
  Roth IRAs

NML Variable Annuity Account B

Northwestern Mutual Series Fund Inc.
Fidelity VIP Mid Cap Portfolio
Russell Investment Funds
90-2062 (07/00) (Rev. 0404)


Prospectuses

Investment Company Act File Nos. 811-3990, 811-7205 and 811-5371

                                                                   PRSRT STD
[LOGO APPEARS HERE]                                                US POSTAGE
                                                                      PAID
PO BOX 3095                                                       MILWAUKEE WI
MILWAUKEE WI 53201-3095                                          PERMIT NO. 426

                       STATEMENT OF ADDITIONAL INFORMATION

                           VARIABLE ANNUITY CONTRACTS
          (for Individual Retirement Annuities, Tax-Deferred Annuities
                            and Non-Qualified Plans)

                         NML VARIABLE ANNUITY ACCOUNT B
                                (the "Account").
                        a separate investment account of
                 The Northwestern Mutual Life Insurance Company
                             ("Northwestern Mutual")

--------------------------------------------------------------------------------

     This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the prospectus for the Contract. A copy of the prospectus may be obtained from The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, telephone number (414) 271-1444.

--------------------------------------------------------------------------------


     The Date of the Prospectus to which this Statement of Additional Information Relates is April 30, 2004.

     The Date of this Statement of Additional Information is April 30,
     2004.


Mason VA 211617

                          DISTRIBUTION OF THE CONTRACT

     Northwestern Mutual Investment Services, LLC ("NMIS") is the distributor of the Contract and may be considered the principal underwriter of the Contract. NMIS is a wholly-owned company of Northwestern Mutual. NMIS has entered into a selling agreement with Robert W. Baird & Co. Incorporated ("Baird"), a broker-dealer controlled by Northwestern Mutual. NMIS may enter into selling agreements with other affiliated and unaffiliated broker-dealers to distribute the Contract. The offering will be continuous. No underwriting commissions have been paid to, or retained by, NMIS.

                        DETERMINATION OF ANNUITY PAYMENTS


     The following discussion of the method for determining the amount of monthly annuity payments under a variable payment plan is intended to be read in conjunction with these sections of the prospectus for the Contracts: "Variable Payment Plans", p. 14, including "Description of Payment Plans", p. 14, "Amount of Annuity Payments", p. 14, and "Assumed Investment Rate", p. 14; "Dividends",
p. 16; "Net Investment Factor", p. 12; and "Deductions", p. 20.


     Amount of Annuity Payments The amount of the first annuity payment under a variable Payment Plan will be determined on the basis of the particular Payment Plan selected, the annuity payment rate and, for plans involving life contingencies, the Annuitant's adjusted age and sex. The amount of the first payment is the sum of the payments from each Division of the Account determined by applying the appropriate annuity payment rate to the product of the number of Accumulation Units in the Division on the effective date of the Payment Plan and the Accumulation Unit value for the Division on that date. Annuity rates currently in use are based on the 1983 a Table with Projection Scale G and age adjustment.

     Variable annuity payments after the first will vary from month to month and will depend upon the number and value of Annuity Units credited to the Annuitant. After the effective date of a Payment Plan a Contract will not share in the divisible surplus of Northwestern Mutual.

     The number of Annuity Units in each Division is determined by dividing the amount of the first annuity payment from the Division by the value of an Annuity Unit on the effective date of the Payment Plan. The number of Annuity Units thus credited to the Annuitant in each Division remains constant throughout the annuity period. However, the value of Annuity Units in each Division will fluctuate with the investment experience of the Division.

     The amount of each variable annuity payment after the first is the sum of payments from each Division determined by multiplying this fixed number of Annuity Units each month by the value of an Annuity Unit for the Division on (a) the fifth valuation date prior to the payment due date if the payment due date is a valuation date, or (b) the sixth valuation date prior to the payment due date if the payment due date is not a valuation date. To illustrate, if a payment due date falls on a Friday, Saturday or Sunday, the amount of the payment will normally be based upon the Annuity Unit value calculated on the preceding Friday. The preceding Friday would be the fifth valuation date prior to the Friday due date, and the sixth valuation date prior to the Saturday or Sunday due dates.

     Annuity Unit Value The value of an Annuity Unit for each Division is established at $1.00 as of the date operations begin for that Division. The value of an Annuity Unit on any later date varies to reflect the investment experience of the Division, the Assumed Investment Rate on which the annuity rate tables are based, and the deduction for mortality rate and expense risks assumed by Northwestern Mutual.

     The Annuity Unit value for each Division on any valuation date is determined by multiplying the Annuity Unit value on the immediately preceding valuation date by two factors: (a) the net investment factor for the current period for the Division; and (b) an adjustment factor to neutralize the Assumed Investment Rate used in calculating the annuity rate tables.

     Illustrations of Variable Annuity Payments To illustrate the manner in which variable annuity payments are determined consider this example. Item (4) in the example shows the applicable monthly payment rate for a male, adjusted age 65, who has elected a life annuity Payment Plan with a certain period of 10 years with an Assumed Investment Rate of 3-1/2% (Plan 2, as described in the prospectus). The example is for a Contract with sex-distinct rates.

     (1)   Assumed number of Accumulation Units in
           Balanced Division on maturity date.......................      25,000

     (2)   Assumed Value of an Accumulation Unit in
           Balanced Division at maturity............................  $ 2.000000

     (3)   Cash Value of Contract at maturity, (1) X (2)............  $   50,000

     (4)   Assumed applicable monthly payment rate per
           $1,000 from annuity rate table...........................  $     5.35

     (5)   Amount of first payment from Balanced Division,
           (3) X (4) divided by $1,000..............................  $   267.50

     (6)   Assumed Value of Annuity Unit in
           Balanced Division at maturity............................  $ 1.500000

     (7)   Number of Annuity Units credited in
           Balanced Division, (5) divided by (6)....................      178.33

The $50,000 value at maturity provides a first payment from the Balanced Division of $267.50, and payments thereafter of the varying dollar value of
178.33 Annuity Units. The amount of subsequent payments from the Balanced Division is determined by multiplying 178.33 units by the value of an Annuity Unit in the Balanced Division on the applicable valuation date. For example, if that unit value is $1.501000, the monthly payment from the Division will be
178.33 multiplied by $1.501000, or $267.68.

     However, the value of the Annuity Unit depends entirely on the investment performance of the Division. Thus in the example above, if the net investment rate for the following month was less than the Assumed Investment Rate of 3-1/2%, the Annuity Unit would decline in value. If the Annuity Unit value declined to $1.499000 the succeeding monthly payment would then be 178.33 X $1.499000, or $267.32.

     For the sake of simplicity the foregoing example assumes that all of the Annuity Units are in the Balanced Division. If there are Annuity Units in two or more Divisions, the annuity payment from each Division is calculated separately, in the manner illustrated, and the total monthly payment is the sum of the payments from the Divisions.

                       VALUATION OF ASSETS OF THE ACCOUNT

     The value of Portfolio or Fund shares held in each Division of the Account at the time of each valuation is the redemption value of such shares at such time. If the right to redeem shares of a Portfolio or Fund has been suspended, or payment of redemption value has been postponed, for the sole purpose of computing annuity payments the shares held in the Account (and Annuity Units) may be valued at fair value as determined in good faith by the Board of Trustees of Northwestern Mutual.

                          TRANSFERABILITY RESTRICTIONS

     Ownership of a Contract purchased as an individual retirement annuity pursuant to Section 408(b) of the Code cannot be transferred except in limited circumstances involving divorce.

                                PERFORMANCE DATA

     Standardized performance data in advertisements will show the average annual total return for each Division of the Account, according to the following formula prescribed by the Securities and Exchange Commission:

                                P(1 + T)/n/ = ERV

                      Where:
               P    = a hypothetical initial payment of $1000
               T    = average annual total return
               n    = number of years
               ERV  = ending redeemable value of a hypothetical
                      $1000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof)

Average annual total return is the annual compounded rate of return that would have produced the ending surrender value under a Contract if the owner had invested in a specified Division over the stated period and investment performance had remained constant throughout the period. The calculation assumes a single $1,000 purchase payment made at the beginning of the period and surrender of the Contract at the end of the period. It reflects a deduction for all Account, Fund and Contract level charges. The $30 annual Contract fee is reflected as 0.00% of the assets based on actual fees collected divided by average assets of the sub-account. The data will assume a minimum initial purchase payment of $50,000 and the amounts will be divided by 50 to conform the presentation to the $1,000 purchase payment assumption required by the prescribed formula.


The following table shows the standardized average total return data for each Division of the Account for the period ended December 31, 2003.

Division                                     1-Year   5-Year   10-Year   Inception/(a)/
---------------------------------------------------------------------------------------
Northwestern Mutual Series Fund, Inc.
-------------------------------------
Small Cap Growth Stock                        32.59     NA        NA              -2.78
T. Rowe Price Small Cap Value                 34.68     NA        NA              11.01
Aggressive Growth Stock                       24.26     NA        NA              -9.09
International Growth                          38.50     NA        NA               3.81
Franklin Templeton International Equity       39.97     NA        NA              -1.03
AllianceBernstein Mid Cap Value/(b)/          32.84     NA        NA              32.84
Index 400 Stock                               34.54     NA        NA               5.57
Janus Capital Appreciation/(b)/               19.62     NA        NA              19.62
Growth Stock                                  18.53     NA        NA              -7.96
Large Cap Core Stock                          23.62     NA        NA              -7.34
Capital Guardian Domestic Equity              33.94     NA        NA               1.09
T. Rowe Price Equity Income/(b)/              23.35     NA        NA              23.35
Index 500 Stock                               27.99     NA        NA              -6.24
Asset Allocation                              20.21     NA        NA               2.07
Balanced                                      17.58     NA        NA               0.71
High Yield Bond                               28.61     NA        NA               6.70
Select Bond                                    5.12     NA        NA               9.62
Money Market                                   0.88     NA        NA               2.52
Fidelity VIP Mid Cap Portfolio/(b)/           40.34     NA        NA              40.34
-----------------------------------
Russell Investment Funds
------------------------
Multi-Style Equity                            28.41     NA        NA              -7.20
Aggressive Equity                             45.09     NA        NA               2.54
Non-U.S.                                      38.30     NA        NA              -5.70
Core Bond                                      5.78     NA        NA               7.78
Real Estate Securities                        36.73     NA        NA              16.85
---------------------------------------------------------------------------------------

/(a)/ Sales commenced on June 30, 2000 for the Small Cap Growth Stock, the
      Aggressive Growth Stock, the Franklin Templeton International Equity, the Index 400 Stock, the Growth Stock, the Large Cap Core Stock, the Index 500 Stock, the Balanced, the High Yield Bond, the Select Bond, and the Money Market Divisions and the Russell Investment Funds. Operations commenced on July 31, 2001 for the T. Rowe Price Small Cap Value, International Growth, Capital Guardian Domestic Equity, and Asset Allocation Divisions. Operations commenced on May 1, 2003 for the AllianceBernstein Mid Cap Value, Janus Capital Appreciation, T. Rowe Price Equity Income and Fidelity VIP Mid Cap Divisions.

/(b)/ From commencement of operations on May 1, 2003 through December 31, 2003.


     Non-standardized performance data are calculated on the same basis as the standardized total return data. Non-standardized performance data may also not reflect the annual Contract fee of $30.


     The following table shows the non-standardized average total return data for each Division of the Account for the period ended December 31, 2003.

Division                                     1-Year   5-Year   10-Year   Inception/(a)/
---------------------------------------------------------------------------------------
Northwestern Mutual Series Fund, Inc.
-------------------------------------
Small Cap Growth Stock                        32.59     NA        NA              -2.78
T. Rowe Price Small Cap Value                 34.68     NA        NA              11.01
Aggressive Growth Stock                       24.26     NA        NA              -9.09
International Growth                          38.50     NA        NA               3.81
Franklin Templeton International Equity       39.97     NA        NA              -1.03
AllianceBernstein Mid Cap Value/(b)/          32.84     NA        NA              32.84
Index 400 Stock                               34.54     NA        NA               5.57
Janus Capital Appreciation/(b)/               19.62     NA        NA              19.62
Growth Stock                                  18.53     NA        NA              -7.96
Large Cap Core Stock                          23.62     NA        NA              -7.34
Capital Guardian Domestic Equity              33.94     NA        NA               1.09
T. Rowe Price Equity Income/(b)/              23.35     NA        NA              23.35
Index 500 Stock                               27.99     NA        NA              -6.24
Asset Allocation                              20.21     NA        NA               2.07
Balanced                                      17.58     NA        NA               0.71
High Yield Bond                               28.61     NA        NA               6.70
Select Bond                                    5.12     NA        NA               9.62
Money Market                                   0.88     NA        NA               2.52
Fidelity VIP Mid Cap Portfolio/(b)/           40.34     NA        NA              40.34
-----------------------------------
Russell Investment Funds
------------------------
Multi-Style Equity                            28.41     NA        NA              -7.20
Aggressive Equity                             45.09     NA        NA               2.54
Non-U.S.                                      38.30     NA        NA              -5.70
Core Bond                                      5.78     NA        NA               7.78
Real Estate Securities                        36.73     NA        NA              16.85
---------------------------------------------------------------------------------------

/(a)/ Sales commenced on June 30, 2000 for the Small Cap Growth Stock, the
      Aggressive Growth Stock, the Franklin Templeton International Equity, the Index 400 Stock, the Growth Stock, the Large Cap Core Stock, the Index 500 Stock, the Balanced, the High Yield Bond, the Select Bond, and the Money Market Divisions and the Russell Investment Funds. Operations commenced on July 31, 2001 for the T. Rowe Price Small Cap Value, International Growth, Capital Guardian Domestic Equity, and Asset Allocation Divisions. Operations commenced on May 1, 2003 for the AllianceBernstein Mid Cap Value, Janus Capital Appreciation, T. Rowe Price Equity Income and Fidelity VIP Mid Cap Divisions.

/(b)/ From commencement of operations on May 1, 2003 through December 31, 2003.


     Advertisements with performance data may compare the average annualized total return figures for one or more of the Divisions to (1) the Standard & Poor's 500 Composite Stock Price Index, Wilshire Index, 1750 Index, EAFE Index, Merrill Lynch Domestic Master Index, Lehman Brothers High Yield Intermediate Market Index or other indices measuring performance of a relevant group of securities; (2) other variable annuity separate account tracked by Lipper Analytical Services or other ratings services; or (3) the Consumer Price Index.

                                    EXPERTS


     The financial statements of the Account as of December 31, 2003 and for each of the two years in the period ended December 31, 2003 and of Northwestern Mutual as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP provides audit services for the Account. The address of PricewaterhouseCoopers LLP is 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202.

 Account B Financial Statements


NML Variable Annuity Account B
Statement of Assets and Liabilities
December 31, 2003
(in thousands)

Assets
  Investments at Market Value:
   Northwestern Mutual Series Fund, Inc.
    Small Cap Growth Stock
     95,296 shares (cost $173,951)......................................... $  184,493
    T. Rowe Price Small Cap Value
     52,401 shares (cost $56,285)..........................................     67,492
    Aggressive Growth Stock
     265,109 shares (cost $1,093,932)......................................    721,625
    International Growth
     25,654 shares (cost $22,739)..........................................     27,988
    Franklin Templeton International Equity
     325,368 shares (cost $418,368)........................................    459,419
    AllianceBernstein Mid Cap Value
     5,300 shares (cost $6,271)............................................      6,970
    Index 400 Stock
     149,209 shares (cost $166,566)........................................    190,242
    Janus Capital Appreciation
     3,267 shares (cost $3,585)............................................      3,907
    Growth Stock
     195,388 shares (cost $382,931)........................................    365,961
    Large Cap Core Stock
     247,594 shares (cost $342,427)........................................    263,935
    Capital Guardian Domestic Equity
     65,894 shares (cost $57,353)..........................................     66,224
    T. Rowe Price Equity Income
     9,099 shares (cost $10,216)...........................................     11,092
    Index 500 Stock
     372,190 shares (cost $871,922)........................................  1,014,218
    Asset Allocation
     105,017 shares (cost $96,873).........................................    106,907
    Balanced
     1,273,095 shares (cost $2,086,757)....................................  2,356,498
    High Yield Bond
     187,248 shares (cost $148,709)........................................    135,755
    Select Bond
     381,113 shares (cost $460,350)........................................    480,964
    Money Market
     251,688 shares (cost $251,688)........................................    251,688
   Fidelity VIP Mid Cap Portfolio
      415 shares (cost $9,190).............................................      9,956
   Russell Investment Funds
    Multi-Style Equity
     7,741 shares (cost $100,522)..........................................     89,487
    Aggressive Equity
     3,878 shares (cost $45,698)...........................................     52,239
    Non-U.S.
     5,638 shares (cost $48,773)...........................................     55,023
    Core Bond
     6,792 shares (cost $70,280)...........................................     71,112
    Real Estate Securities
     8,407 shares (cost $93,845)...........................................    115,258 $7,108,453
                                                                            ----------
   Due from Northwestern Mutual Life Insurance Company.....................                   665
                                                                                       ----------
      Total Assets.........................................................            $7,109,118
                                                                                       ==========
Liabilities
  Due to Participants......................................................            $   10,905
  Due to Northwestern Mutual Life Insurance Company........................                   616
                                                                                       ----------
      Total Liabilities....................................................                11,521
                                                                                       ----------
Equity
  Contracts Issued Prior to December 17, 1981..............................                80,524
  Contracts Issued After December 16, 1981 and Prior to March 31, 1995.....             3,475,468
  Contracts Issued On or After March 31, 1995 and Prior to March 31, 2000:
   Front Load Version......................................................               718,510
   Back Load Version.......................................................             1,724,570
  Contracts Issued On or After March 31, 2000:
   Front Load Version......................................................               427,076
   Back Load Version.......................................................               638,520
  Contracts Issued On or After June 30, 2000:
   Fee-Based Version.......................................................                32,929
                                                                                       ----------
      Total Equity.........................................................             7,097,597
                                                                                       ----------
      Total Liabilities and Equity.........................................            $7,109,118
                                                                                       ==========

    The Accompanying Notes are an Integral Part of the Financial Statements

                                                 NML Variable Annuity Account B

 Account B Financial Statements


NML Variable Annuity Account B
Statements of Operations
(in thousands)

                                                          Investment Income
                                                 -----------------------------------
                                                          Annuity Rate
                                                 Dividend and Expense  Net Investment
                                                  Income   Guarantees  Income (Loss)
-------------------------------------------------------------------------------------

Year Ended December 31, 2003
Small Cap Growth Stock Division.................      --     (1,608)       (1,608)
T. Rowe Price Small Cap Value Division..........      --       (511)         (511)
Aggressive Growth Stock Division................      --     (7,517)       (7,517)
International Growth Division...................     175       (168)            7
Franklin Templeton International Equity Division   6,745     (4,185)        2,560
AllianceBernstein Mid Cap Value Division #......      25        (20)            5
Index 400 Stock Division........................   1,096     (1,582)         (486)
Janus Capital Appreciation Division #...........       1        (13)          (12)
Growth Stock Division...........................   2,700     (3,580)         (880)
Large Cap Core Stock Division...................   2,289     (2,579)         (290)
Capital Guardian Domestic Equity Division.......     877       (467)          410
T. Rowe Price Equity Income Division #..........     100        (31)           69
Index 500 Stock Division........................  12,968     (9,782)        3,186
Asset Allocation Division.......................   1,740       (786)          954
Balanced Division...............................  70,083    (25,358)       44,725
High Yield Bond Division........................     250     (1,194)         (944)
Select Bond Division............................  19,000     (5,202)       13,798
Money Market Division...........................   3,891     (3,309)          582
Fidelity VIP Mid Cap Division #.................      --        (30)          (30)
Russell Multi-Style Equity Division.............     500       (668)         (168)
Russell Aggressive Equity Division..............      43       (356)         (313)
Russell Non-U.S. Division.......................   1,210       (392)          818
Russell Core Bond Division......................   2,349       (595)        1,754
Russell Real Estate Securities Division.........   4,684       (890)        3,794

Year Ended December 31, 2002
Small Cap Growth Stock Division.................     243     (1,639)       (1,396)
T. Rowe Price Small Cap Value Division..........     189       (283)          (94)
Aggressive Growth Stock Division................     711     (8,554)       (7,843)
International Growth Division...................      55        (68)          (13)
Franklin Templeton International Equity Division   8,803     (4,601)        4,202
Index 400 Stock Division........................   1,113     (1,425)         (312)
Growth Stock Division...........................   4,341     (4,063)          278
Large Cap Core Stock Division...................   2,718     (3,139)         (421)
Capital Guardian Domestic Equity Division.......     403       (239)          164
Index 500 Stock Division........................  13,368    (10,816)        2,552
Asset Allocation Division.......................     858       (343)          515
Balanced Division...............................  86,544    (26,336)       60,208
High Yield Bond Division........................  10,344     (1,030)        9,314
Select Bond Division............................  17,193     (4,042)       13,151
Money Market Division...........................   5,161     (3,286)        1,875
Russell Multi-Style Equity Division.............     392       (627)         (235)
Russell Aggressive Equity Division..............      --       (312)         (312)
Russell Non-U.S. Division.......................     634       (373)          261
Russell Core Bond Division......................   1,404       (443)          961
Russell Real Estate Securities Division.........   3,185       (582)        2,603

# The initial investment in this Division was made on May 1, 2003.


    The Accompanying Notes are an Integral Part of the Financial Statements

NML Variable Annuity Account B

   Realized and Unrealized Gain (Loss) on Investments
 ------------------------------------------------------
 Realized Gain    Unrealized Appreciation     Net Gain    Increase (Decrease)
   (Loss) on   (Depreciation) of Investments  (Loss) on  in Equity Derived from
  Investments        During the Period       Investments  Investment Activity
 ------------------------------------------------------------------------------

     (3,409)               47,755               44,346            42,738
        413                14,758               15,171            14,660
    (53,175)              199,264              146,089           138,572
        491                 5,700                6,191             6,198
       (571)              127,518              126,947           129,507
        150                   699                  849               854
     (1,720)               47,596               45,876            45,390
         40                   323                  363               351
     (5,981)               61,648               55,667            54,787
    (15,249)               64,715               49,466            49,176
       (590)               14,455               13,865            14,275
         87                   876                  963             1,032
      3,818               208,592              212,410           215,596
       (211)               13,792               13,581            14,535
      6,085               287,407              293,492           338,217
     (7,423)               36,424               29,001            28,057
     16,155                (9,480)               6,675            20,473
         --                    --                   --               582
        480                   766                1,246             1,216
     (4,360)               22,151               17,791            17,623
     (1,142)               15,076               13,934            13,621
     (1,021)               14,200               13,179            13,997
      2,086                  (701)               1,385             3,139
        851                22,465               23,316            27,110

     (5,535)              (27,073)             (32,608)          (34,004)
        437                (4,144)              (3,707)           (3,801)
    (53,572)             (126,102)            (179,674)         (187,517)
       (680)                 (456)              (1,136)           (1,149)
    (14,182)              (63,325)             (77,507)          (73,305)
     (2,603)              (21,786)             (24,389)          (24,701)
     (7,440)              (85,606)             (93,046)          (92,768)
    (24,585)              (78,546)            (103,131)         (103,552)
       (233)               (6,050)              (6,283)           (6,119)
     24,486              (289,005)            (264,519)         (261,967)
       (481)               (4,049)              (4,530)           (4,015)
      4,176              (275,406)            (271,230)         (211,022)
     (8,449)               (5,292)             (13,741)           (4,427)
      3,991                22,513               26,504            39,655
         --                    --                   --             1,875
     (5,728)              (12,334)             (18,062)          (18,297)
     (1,524)               (5,516)              (7,040)           (7,352)
     (6,439)                  541               (5,898)           (5,637)
      1,809                 1,039                2,848             3,809
        734                (3,135)              (2,401)              202

                                                 NML Variable Annuity Account B

 Account B Financial Statements


NML Variable Annuity Account B
Statements of Changes in Equity
(in thousands)

                                                                         Operations
                                                  -------------------------------------------------------
                                                                                 Net          Increase
                                                                              Change in     (Decrease) in
                                                       Net          Net       Unrealized   Equity Derived
                                                   Investment    Realized    Appreciation  from Investment
                                                  Income (Loss) Gain (Loss) (Depreciation)    Activity
----------------------------------------------------------------------------------------------------------

Year Ended December 31, 2003
Small Cap Growth Stock Division..................    (1,608)       (3,409)       47,755         42,738
T. Rowe Price Small Cap Value Division...........      (511)          413        14,758         14,660
Aggressive Growth Stock Division.................    (7,517)      (53,175)      199,264        138,572
International Growth Division....................         7           491         5,700          6,198
Franklin Templetion International Equity Division     2,560          (571)      127,518        129,507
AllianceBernstein Mid Cap Value Division #.......         5           150           699            854
Index 400 Stock Division.........................      (486)       (1,720)       47,596         45,390
Janus Capital Appreciation Division #............       (12)           40           323            351
Growth Stock Division............................      (880)       (5,981)       61,648         54,787
Large Cap Core Stock Division....................      (290)      (15,249)       64,715         49,176
Capital Guardian Domestic Equity Division........       410          (590)       14,455         14,275
T. Rowe Price Equity Income Division #...........        69            87           876          1,032
Index 500 Stock Division.........................     3,186         3,818       208,592        215,596
Asset Allocation Division........................       954          (211)       13,792         14,535
Balanced Division................................    44,725         6,085       287,407        338,217
High Yield Bond Division.........................      (944)       (7,423)       36,424         28,057
Select Bond Division.............................    13,798        16,155        (9,480)        20,473
Money Market Division............................       582            --            --            582
Fidelity VIP Mid Cap Division #..................       (30)          480           766          1,216
Russell Multi-Style Equity Division..............      (168)       (4,360)       22,151         17,623
Russell Aggressive Equity Division...............      (313)       (1,142)       15,076         13,621
Russell Non-U.S. Division........................       818        (1,021)       14,200         13,997
Russell Core Bond Division.......................     1,754         2,086          (701)         3,139
Russell Real Estate Securities Division..........     3,794           851        22,465         27,110

Year Ended December 31, 2002
Small Cap Growth Stock Division..................    (1,396)       (5,535)      (27,073)       (34,004)
T. Rowe Price Small Cap Value Division...........       (94)          437        (4,144)        (3,801)
Aggressive Growth Stock Division.................    (7,843)      (53,572)     (126,102)      (187,517)
International Growth Division....................       (13)         (680)         (456)        (1,149)
Franklin Templetion International Equity Division     4,202       (14,182)      (63,325)       (73,305)
Index 400 Stock Division.........................      (312)       (2,603)      (21,786)       (24,701)
Growth Stock Division............................       278        (7,440)      (85,606)       (92,768)
Large Cap Core Stock Division....................      (421)      (24,585)      (78,546)      (103,552)
Capital Guardian Domestic Equity Division........       164          (233)       (6,050)        (6,119)
Index 500 Stock Division.........................     2,552        24,486      (289,005)      (261,967)
Asset Allocation Division........................       515          (481)       (4,049)        (4,015)
Balanced Division................................    60,208         4,176      (275,406)      (211,022)
High Yield Bond Division.........................     9,314        (8,449)       (5,292)        (4,427)
Select Bond Division.............................    13,151         3,991        22,513         39,655
Money Market Division............................     1,875            --            --          1,875
Russell Multi-Style Equity Division..............      (235)       (5,728)      (12,334)       (18,297)
Russell Aggressive Equity Division...............      (312)       (1,524)       (5,516)        (7,352)
Russell Non-U.S. Division........................       261        (6,439)          541         (5,637)
Russell Core Bond Division.......................       961         1,809         1,039          3,809
Russell Real Estate Securities Division..........     2,603           734        (3,135)           202

# The initial investment in this Division was made on May 1, 2003.

    The Accompanying Notes are an Integral Part of the Financial Statements

NML Variable Annuity Account B

                          Equity Transactions                                            Equity
-----------------------------------------------------------------------            -------------------
                                                            Increase
                                  Transfers  Transfers   (Decrease) in     Net
  Contract            Surrenders  from Other  to Other   Equity Derived  Increase  Beginning   End
  Owners'    Annuity      and     Divisions  Divisions    from Equity   (Decrease)    of        of
Net Payments Payments Other (net) or Sponsor or Sponsor   Transactions  in Equity   Period    Period
------------------------------------------------------------------------------------------------------

   14,726       (151)    (9,933)     69,218     (67,120)       6,740       49,478    134,868   184,346
    8,681        (70)    (2,903)     51,736     (41,084)      16,360       31,020     36,313    67,333
   33,410       (571)   (46,167)     85,708    (114,600)     (42,220)      96,352    624,719   721,071
    5,886        (21)      (778)     33,530     (27,247)      11,370       17,568     10,427    27,995
   24,915       (421)   (27,684)    408,566    (417,678)     (12,302)     117,205    341,712   458,917
    1,245         (2)      (163)      7,582      (2,545)       6,117        6,971         --     6,971
   17,085       (174)   (10,159)     86,560     (79,522)      13,790       59,180    130,775   189,955
      941         (1)       (35)      4,198      (1,549)       3,554        3,905         --     3,905
   24,913       (327)   (23,331)     79,388     (88,397)      (7,754)      47,033    318,513   365,546
   14,652       (509)   (19,041)     42,122     (50,966)     (13,742)      35,434    228,310   263,744
    9,412        (49)    (2,625)     58,359     (47,282)      17,815       32,090     33,924    66,014
    2,229         (2)      (133)     10,294      (2,305)      10,083       11,115         --    11,115
   53,890     (1,500)   (64,810)    154,276    (166,989)     (25,133)     190,463    822,199 1,012,662
   18,919       (145)    (4,821)     62,819     (37,499)      39,273       53,808     53,008   106,816
  103,981     (6,697)  (159,101)    164,301    (174,358)     (71,874)     266,343  2,085,446 2,351,789
   12,450       (236)    (8,822)     71,644     (64,175)      10,861       38,918     96,705   135,623
   64,225       (952)   (39,252)    221,267    (242,882)       2,406       22,879    457,348   480,227
   64,300       (340)   (82,387)    543,846    (617,860)     (92,441)     (91,859)   343,581   251,722
    1,687         (2)       (60)     19,450     (12,337)       8,738        9,954         --     9,954
   12,107        (88)    (5,644)     67,180     (60,814)      12,741       30,364     58,798    89,162
    4,950        (28)    (2,507)     36,064     (28,445)      10,034       23,655     28,521    52,176
    6,127        (37)    (2,958)     42,150     (39,933)       5,349       19,346     35,522    54,868
   12,697       (118)    (6,305)     67,948     (63,866)      10,356       13,495     57,126    70,621
   13,995       (124)    (5,799)     67,382     (56,947)      18,507       45,617     69,448   115,065

   16,943       (231)   (11,000)     63,075     (71,994)      (3,207)     (37,211)   172,079   134,868
    7,338        (30)    (1,864)     51,445     (25,617)      31,272       27,471      8,842    36,313
   42,107       (659)   (52,395)     82,500    (135,952)     (64,399)    (251,916)   876,635   624,719
    3,433         (9)      (682)     29,000     (23,061)       8,681        7,532      2,895    10,427
   26,496       (487)   (32,164)    948,474    (993,361)     (51,042)    (124,347)   466,059   341,712
   19,886       (181)    (8,880)     89,562     (74,996)      25,391          690    130,085   130,775
   31,827       (544)   (28,316)     73,282     (99,166)     (22,917)    (115,685)   434,198   318,513
   20,028       (627)   (23,673)     41,225     (73,119)     (36,166)    (139,718)   368,028   228,310
    8,476        (45)    (1,596)     42,877     (19,868)      29,844       23,725     10,199    33,924
   63,045     (1,762)   (76,932)    133,445    (192,055)     (74,259)    (336,226) 1,158,425   822,199
   16,761        (73)    (2,724)     47,719     (17,221)      44,462       40,447     12,561    53,008
  117,016     (6,625)  (182,433)    137,948    (222,727)    (156,821)    (367,843) 2,453,289 2,085,446
    9,059       (238)    (8,568)     28,335     (31,776)      (3,188)      (7,615)   104,320    96,705
   51,073       (768)   (33,418)    213,378    (132,886)      97,379      137,034    320,314   457,348
   83,874       (391)   (96,728)  1,206,671  (1,160,338)      33,088       34,963    308,618   343,581
    9,510       (101)    (4,478)     49,127     (51,172)       2,886      (15,411)    74,209    58,798
    3,664        (29)    (2,112)     20,386     (20,425)       1,484       (5,868)    34,389    28,521
    5,602        (41)    (3,199)    105,220    (107,082)         500       (5,137)    40,659    35,522
    9,826       (105)    (4,624)     48,940     (42,479)      11,558       15,367     41,759    57,126
   11,817        (95)    (4,152)     66,457     (44,904)      29,123       29,325     40,123    69,448

                                                 NML Variable Annuity Account B

 Financial Highlights


NML Variable Annuity Account B
(For a unit outstanding during the period)


                                                        Dividend
                                                      Income as a %
                                                       of Average
Division                                Unit Value(3)  Net Assets   Expense Ratio Total Return(4)
-------------------------------------------------------------------------------------------------
Small Cap Growth Stock
  Year Ended 12/31/03.................. $0.910215        0.00%        0.35%          32.59%
  Year Ended 12/31/02.................. $0.686471        0.16%        0.35%         (18.71%)
  Year Ended 12/31/01.................. $0.844471        0.01%        0.35%          (4.10%)
T. Rowe Price Small Cap Value (1)
  Year Ended 12/31/03.................. $1.287567        0.00%        0.35%          34.68%
  Year Ended 12/31/02.................. $0.956015        0.67%        0.35%          (5.91%)
  Period Ended 12/31/01................   $1.016079       0.42%         0.35%           1.61%
Aggressive Growth Stock
  Year Ended 12/31/03.................. $0.716002        0.00%        0.35%          24.26%
  Year Ended 12/31/02.................. $0.576231        0.10%        0.35%         (21.43%)
  Year Ended 12/31/01.................. $0.733386       22.63%        0.35%         (20.16%)
International Growth Stock (1)
  Year Ended 12/31/03.................. $1.094583        0.99%        0.35%          38.50%
  Year Ended 12/31/02.................. $0.790292        0.72%        0.35%         (12.64%)
  Period Ended 12/31/01................   $0.904664       0.00%         0.35%          (9.53%)
Franklin Templeton International Equity
  Year Ended 12/31/03.................. $0.964341        1.77%        0.35%          39.97%
  Year Ended 12/31/02.................. $0.688942        2.11%        0.35%         (17.69%)
  Year Ended 12/31/01.................. $0.837038       11.09%        0.35%         (14.30%)
AllianceBernstein Mid Cap Value (2)
  Period Ended 12/31/03................   $1.328448       1.07%         0.35%          32.84%
Index 400 Stock
  Year Ended 12/31/03.................. $1.209000        0.72%        0.35%          34.54%
  Year Ended 12/31/02.................. $0.898601        0.81%        0.35%         (14.84%)
  Year Ended 12/31/01.................. $1.055191        1.27%        0.35%          (1.01%)
Janus Capital Appreciation (2)
  Period Ended 12/31/03................   $1.196213       0.09%         0.35%          19.62%
Growth Stock
  Year Ended 12/31/03.................. $0.747641        0.81%        0.35%          18.53%
  Year Ended 12/31/02.................. $0.630766        1.16%        0.35%         (21.11%)
  Year Ended 12/31/01.................. $0.799533        4.47%        0.35%         (14.52%)
Large Cap Core Stock
  Year Ended 12/31/03.................. $0.765596        0.97%        0.35%          23.62%
  Year Ended 12/31/02.................. $0.619325        0.96%        0.35%         (28.45%)
  Year Ended 12/31/01.................. $0.865578        3.62%        0.35%          (8.10%)
Capital Guardian Domestic Equity (1)
  Year Ended 12/31/03.................. $1.026686        1.86%        0.35%          33.94%
  Year Ended 12/31/02.................. $0.766519        1.62%        0.35%         (21.52%)
  Period Ended 12/31/01................   $0.976685       0.74%         0.35%          (2.33%)
T. Rowe Price Equity Income (2)
  Period Ended 12/31/03................   $1.233470       2.76%         0.35%          23.35%
Index 500 Stock
  Year Ended 12/31/03.................. $0.797919        1.47%        0.35%          27.99%
  Year Ended 12/31/02.................. $0.623440        1.38%        0.35%         (22.34%)
  Year Ended 12/31/01.................. $0.802827        4.50%        0.35%         (12.19%)
Asset Allocation (1)
  Year Ended 12/31/03.................. $1.050858        2.22%        0.35%          20.21%
  Year Ended 12/31/02.................. $0.874209        2.44%        0.35%         (10.57%)
  Period Ended 12/31/01................   $0.977539       1.19%         0.35%          (2.25%)

(1)Division commenced operations on July 31, 2001.
(2)Division commenced operations on May 1, 2003.
(3)The unit value is as of the respective period-end date.
(4)Total Return includes deductions for management and other expenses; excludes deductions for sales loads and other charges. Returns are not annualized for periods less than one year.

    The Accompanying Notes are an Integral Part of the Financial Statements

NML Variable Annuity Account B

 Financial Highlights

(For a unit outstanding during the period)

                                               Dividend
                                             Income as a %
                                              of Average
Division                       Unit Value(3)  Net Assets   Expense Ratio Total Return(4)
----------------------------------------------------------------------------------------
Balanced
  Year Ended 12/31/03......... $1.025071        3.21%        0.35%          17.58%
  Year Ended 12/31/02......... $0.871815        3.85%        0.35%          (7.86%)
  Year Ended 12/31/01......... $0.946191        7.84%        0.35%          (3.49%)
High Yield Bond
  Year Ended 12/31/03......... $1.254973        0.21%        0.35%          28.61%
  Year Ended 12/31/02......... $0.975827       10.35%        0.35%          (3.23%)
  Year Ended 12/31/01......... $1.008436       10.48%        0.35%           4.66%
Select Bond
  Year Ended 12/31/03......... $1.379729        3.85%        0.35%           5.12%
  Year Ended 12/31/02......... $1.312499        4.44%        0.35%          11.70%
  Year Ended 12/31/01......... $1.175057        5.43%        0.35%           9.98%
Money Market
  Year Ended 12/31/03......... $1.090926        1.25%        0.35%           0.88%
  Year Ended 12/31/02......... $1.081393        1.64%        0.35%           1.30%
  Year Ended 12/31/01......... $1.067537        3.71%        0.35%           3.55%
Fidelity VIP Mid Cap (2)
  Period Ended 12/31/03.......   $1.403400       0.00%         0.35%          40.34%
Russell Multi-Style Equity
  Year Ended 12/31/03......... $0.769596        0.71%        0.35%          28.41%
  Year Ended 12/31/02......... $0.599335        0.60%        0.35%         (23.46%)
  Year Ended 12/31/01......... $0.783029        2.32%        0.35%         (14.51%)
Russell Aggressive Equity
  Year Ended 12/31/03......... $1.091909        0.11%        0.35%          45.09%
  Year Ended 12/31/02......... $0.752579        0.00%        0.35%         (19.34%)
  Year Ended 12/31/01......... $0.933024        0.11%        0.35%          (2.71%)
Russell Non-U.S.
  Year Ended 12/31/03......... $0.814071        2.95%        0.35%          38.30%
  Year Ended 12/31/02......... $0.588622        1.63%        0.35%         (15.44%)
  Year Ended 12/31/01......... $0.696138        0.58%        0.35%         (22.30%)
Russell Core Bond
  Year Ended 12/31/03......... $1.300374        3.69%        0.35%           5.78%
  Year Ended 12/31/02......... $1.229367        2.84%        0.35%           8.46%
  Year Ended 12/31/01......... $1.133492        5.78%        0.35%           7.03%
Russell Real Estate Securities
  Year Ended 12/31/03......... $1.725567        5.37%        0.35%          36.73%
  Year Ended 12/31/02......... $1.262023        5.38%        0.35%           3.44%
  Year Ended 12/31/01......... $1.220071        5.27%        0.35%           7.46%

(1)Division commenced operations on July 31, 2001.
(2)Division commenced operations on May 1, 2003.
(3)The unit value is as of the respective period-end date.
(4)Total Return includes deductions for management and other expenses; excludes deductions for sales loads and other charges. Returns are not annualized for periods less than one year.

    The Accompanying Notes are an Integral Part of the Financial Statements


                                                 NML Variable Annuity Account B

 Notes to Financial Statements


NML Variable Annuity Account B
December 31, 2003

Note 1 -- NML Variable Annuity Account B (the "Account") is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual") used to fund variable annuity contracts ("contracts") for tax-deferred annuities, individual retirement annuities and non-qualified plans. Three versions of the contract are offered: Front Load contracts with a sales charge up to 4.5% of purchase payments; Back Load contracts with a withdrawal charge of 0-6%; and Fee-Based contracts with no sales or withdrawal charges.

Note 2 -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Principal accounting policies are summarized below.

Note 3 -- All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc., Fidelity VIP Mid Cap Portfolio and the Russell Investment Funds (collectively known as "the Funds"). The shares are valued at the Funds' offering and redemption prices per share. The Funds are open-end investment companies registered under the Investment Company Act of 1940.

Note 4 -- Annuity reserves, included in equity, are based on published annuity tables with age adjustment and benefit payments which reflect actual investment experience. For variable payment plans issued prior to January 1, 1974, annuity reserves are based on the 1955 American Annuity Table with assumed interest rates of 3% or 5%. For variable payment plans issued on or after January 1, 1974 and before January 1, 1985, annuity reserves are based on the 1971 Individual Annuity Mortality Table with assumed interest rates of 3.5% or 5%. For variable payment plans issued on or after January 1, 1985, annuity reserves are based on the 1983 Annuity Table a adjusted with assumed interest rates of 3.5% or 5%.

Note 5 -- Dividend income and distributions of net realized gains from the Funds are recorded on the ex-date of the dividends. Transactions in Funds' shares are accounted for on the trade date. The basis for determining cost on sale of the Funds' shares is identified cost. Purchases and sales of the Funds' shares for the period ended December 31, 2003 by each Division are shown as follows: (in thousands)

           Division                                Purchases  Sales
           --------                                --------- --------
           Small Cap Growth Stock................. $ 16,061  $ 10,687
           T. Rowe Price Small Cap Value..........   19,545     3,525
           Aggressive Growth Stock................   35,192    84,722
           International Growth...................   12,508     1,136
           Franklin Templeton International Equity   32,924    42,621
           AllianceBernstein Mid Cap Value........    6,370       190
           Index 400 Stock........................   24,858    11,170
           Janus Capital Appreciation.............    3,612        60
           Growth Stock...........................   28,633    37,118
           Large Cap Core Stock...................   17,783    31,728
           Capital Guardian Domestic Equity.......   21,568     3,138
           T. Rowe Price Equity Income............   10,423       245
           Index 500 Stock........................   74,787    91,830
           Asset Allocation.......................   46,612     6,376
           Balanced...............................  182,844   208,048
           High Yield Bond........................   20,042     9,926
           Select Bond............................   99,452    71,866
           Money Market...........................   73,845   165,989
           Fidelity VIP Mid Cap...................    9,078       367
           Russell Multi-Style Equity.............   18,758     5,864
           Russell Aggressive Equity..............   12,515     2,732
           Russell Non-U.S........................    9,475     3,161
           Russell Core Bond......................   20,707     6,747
           Russell Real Estate Securities.........   29,283     6,829

Note 6 -- A deduction for annuity rate and expense guarantees is determined daily and paid to Northwestern Mutual as compensation for assuming the risk that annuity payments will continue for longer periods than anticipated because the annuitants as a group live longer than expected, and the risk that the charges made by Northwestern Mutual may be insufficient to cover the actual costs incurred in connection with the contracts.

For contracts issued prior to December 17, 1981, the deduction is at an annual rate of .75% of the net assets of each Division attributable to these contracts. For these contracts, the rate may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a 1% annual rate.

For contracts issued after December 16, 1981 and prior to March 31, 1995, the deduction is at an annual rate of 1.25% of the net assets of each Division attributable to these contracts. For these contracts, the rate may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a ..5% annual rate.

For contracts issued on or after March 31, 1995 and prior to March 31, 2000, for the Front Load version and the Back Load version, the deduction for annuity rate and expense guarantees is determined daily at annual rates of .4% and 1.25%, respectively, of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rates may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed .75% and 1.5% annual rates, respectively.

NML Variable Annuity Account B

 Notes to Financial Statements

For contracts issued on or after March 31, 2000, for the Front Load version and the Back Load version, the deduction for annuity rate and expense guarantees is determined daily at annual rates of .5% and 1.25%, respectively, of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rates may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed .75% and 1.5% annual rates, respectively. The current charges will not be increased for five years from the date of the most recent Prospectus.

For contracts issued on or after June 30, 2000, for the Fee-Based version the deduction for annuity rate and expense guarantees is determined daily at an annual rate of 0.35% of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rate may be increased by the Board of Trustees of Northwestern Mutual not to exceed .75% annual rate. The current charges will not be increased for five years from the date of the most recent Prospectus.

Since 1995, Northwestern Mutual has paid a dividend to certain contracts. The dividend is reinvested in the Account and has been reflected as a Contract Owners' Net Payment in the accompanying financial statements.

Note 7 -- Northwestern Mutual is taxed as a "life insurance company" under the Internal Revenue Code and the operations of the Account form a part of and are taxed with those of Northwestern Mutual. Under current law, no federal income taxes are payable with respect to the Account. Accordingly, no provision for any such liability has been made.

Note 8 -- The changes in units outstanding for the years ended December 31, 2003 and 2002 by each Division are shown as follows: (in thousands)

                                                                      Net
                                                   Units   Units    Increase
                                                   Issued Redeemed (Decrease)
  ---------------------------------------------------------------------------
  Year Ended December 31, 2003
  Small Cap Growth Stock Division................. 12,413   7,485     4,928
  T. Rowe Price Small Cap Value Division.......... 17,837   3,250    14,587
  Aggressive Growth Stock Division................ 13,472  23,761   (10,289)
  International Growth Division................... 13,933   1,311    12,622
  Franklin Templeton International Equity Division 18,457  22,505    (4,048)
  AllianceBernstein Mid Cap Value Division #......  5,376     155     5,221
  Index 400 Stock Division........................ 20,933   9,708    11,225
  Janus Capital Appreciation Division #...........  3,306      54     3,252
  Growth Stock Division........................... 17,435  17,658      (223)
  Large Cap Core Stock Division................... 11,138  18,681    (7,543)
  Capital Guardian Domestic Equity Division....... 24,526   3,725    20,801
  T. Rowe Price Equity Income Division #..........  9,191     214     8,977
  Index 500 Stock Division........................ 25,545  27,128    (1,583)
  Asset Allocation Division....................... 48,073   6,912    41,161
  Balanced Division............................... 39,704  37,065     2,639
  High Yield Bond Division........................ 14,365   6,349     8,016
  Select Bond Division............................ 22,715  14,472     8,243
  Money Market Division........................... 39,566  86,130   (46,564)
  Fidelity VIP Mid Cap Division #.................  7,401     318     7,083
  Russell Multi-Style Equity Division............. 27,838   8,898    18,940
  Russell Aggressive Equity Division.............. 12,162   2,777     9,385
  Russell Non-U.S. Division....................... 11,397   4,393     7,004
  Russell Core Bond Division...................... 13,574   5,325     8,249
  Russell Real Estate Securities Division......... 16,832   4,712    12,120

  Year Ended December 31, 2002
  Small Cap Growth Stock Division................. 13,801  14,647      (846)
  T. Rowe Price Small Cap Value Division.......... 31,836   2,367    29,469
  Aggressive Growth Stock Division................ 16,478  31,459   (14,981)
  International Growth Division................... 11,100   1,150     9,950
  Franklin Templeton International Equity Division 18,870  43,355   (24,485)
  Index 400 Stock Division........................ 30,125   9,895    20,230
  Growth Stock Division........................... 22,195  26,695    (4,500)
  Large Cap Core Stock Division................... 14,852  35,029   (20,177)
  Capital Guardian Domestic Equity Division....... 36,507   2,630    33,877
  Index 500 Stock Division........................ 33,077  51,761   (18,684)
  Asset Allocation Division....................... 53,415   5,904    47,511
  Balanced Division............................... 46,213  62,332   (16,119)
  High Yield Bond Division........................  7,513   9,184    (1,671)
  Select Bond Division............................ 36,052  10,336    25,716
  Money Market Division........................... 77,283  60,234    17,049
  Russell Multi-Style Equity Division............. 15,784  11,391     4,393
  Russell Aggressive Equity Division..............  4,512   3,208     1,304
  Russell Non-U.S. Division.......................  9,063   6,627     2,436
  Russell Core Bond Division...................... 15,189   5,246     9,943
  Russell Real Estate Securities Division......... 26,010   4,328    21,682

# The initial investment in this Division was made on May 1, 2003.

                                                 NML Variable Annuity Account B

 Notes to Financial Statements


Note 9 -- Equity Values by Division are shown as follows:
(in thousands, except accumulation unit values)

                                                                                   Contracts Issued:
                                                Contracts Issued:             After December 16, 1981 and
                                           Prior to December 17, 1981           Prior to March 31, 1995
                                        --------------------------------- -----------------------------------
                                        Accumulation    Units             Accumulation    Units
Division                                 Unit Value  Outstanding  Equity   Unit Value  Outstanding   Equity
-------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock.................  $ 2.003241       262    $    525  $ 1.956937     29,757   $   58,233
T. Rowe Price Small Cap Value..........    1.275243       316         403    1.259912     18,088       22,789
Aggressive Growth Stock................    4.610685       742       3,421    4.318610     89,548      386,723
International Growth...................    1.084083        76          82    1.071062      6,595        7,064
Franklin Templeton International Equity    2.282107     1,035       2,362    2.163493    103,922      224,835
AllianceBernstein Mid Cap Value........    1.324927        25          33    1.320512      1,778        2,348
Index 400 Stock........................    1.463815       470         688    1.429987     38,975       55,734
Janus Capital Appreciation.............    1.193045         8          10    1.189063      1,018        1,210
Growth Stock...........................    2.369404       595       1,410    2.257547     54,899      123,937
Large Cap Core Stock...................    1.929029       409         789    1.837972     51,411       94,492
Capital Guardian Domestic Equity.......    1.016839       293         298    1.004585     20,936       21,032
T. Rowe Price Equity Income............    1.230194        67          82    1.226098      3,150        3,862
Index 500 Stock........................    4.019699     7,432      29,874    3.765294    116,960      440,389
Asset Allocation.......................    1.040782       287         299    1.028260     31,856       32,756
Balanced...............................    8.370146     3,377      28,266    7.498641    204,666    1,534,717
High Yield Bond .......................    1.905353       130         248    1.815388     20,664       37,513
Select Bond............................   10.687503       609       6,509    9.571910     17,984      172,141
Money Market...........................    3.052383       417       1,273    2.734239     37,796      103,343
Fidelity VIP Mid Cap...................    1.399684        69          97    1.395022      2,590        3,613
Russell Multi-Style Equity.............    0.774096       321         248    0.756197     23,379       17,679
Russell Aggressive Equity..............    1.224208       122         149    1.195908     12,921       15,452
Russell Non-U.S........................    0.950951       112         107    0.928976     14,034       13,037
Russell Core Bond......................    1.306711         6           8    1.276523     11,930       15,229
Russell Real Estate Securities.........    1.750140       235         411    1.709672     19,387       33,145
                                                                 --------                          ----------
  Equity...............................                            77,592                           3,421,273
  Annuity Reserves.....................                             2,932                              54,195
                                                                 --------                          ----------
  Total Equity ........................                          $ 80,524                          $3,475,468
                                                                 ========                          ==========

                                                Contracts Issued:                  Contracts Issued:
                                         On or After March 31, 1995 and     On or After March 31, 1995 and
                                             Prior to March 31, 2000            Prior to March 31, 2000
                                               Front Load Version                  Back Load Version
                                        --------------------------------- -----------------------------------
                                        Accumulation    Units             Accumulation    Units
Division                                 Unit Value  Outstanding  Equity   Unit Value  Outstanding   Equity
-------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock.................   $2.035993    11,600    $ 23,618   $1.956937     25,653   $   50,201
T Rowe Price Small Cap Value...........    1.285976     5,733       7,372    1.259912     10,684       13,461
Aggressive Growth Stock................    2.191030    30,457      66,732    4.318610     46,942      202,724
International Growth...................    1.093220     2,421       2,647    1.071062      4,200        4,498
Franklin Templeton International Equity    1.913375    26,200      50,130    2.163493     57,187      123,724
AllianceBernstein Mid Cap Value........    1.328001       566         752    1.320512        915        1,208
Index 400 Stock........................    1.487736    15,074      22,426    1.429987     33,698       48,188
Janus Capital Appreciation.............    1.195801       299         358    1.189063        612          728
Growth Stock...........................    2.246405    23,255      52,240    2.257547     56,587      127,748
Large Cap Core Stock...................    1.828313    20,623      37,705    1.837972     54,319       99,837
Capital Guardian Domestic Equity.......    1.025423     7,382       7,570    1.004585     13,172       13,232
T Rowe Price Equity Income.............    1.233047       795         980    1.226098      1,742        2,136
Index 500 Stock........................    2.477110    46,363     114,846    3.765294     82,632      311,134
Asset Allocation.......................    1.049545     9,420       9,887    1.028260     18,347       18,865
Balanced...............................    2.198372    66,401     145,974    7.498641     50,672      379,971
High Yield Bond........................    1.832738    12,057      22,097    1.815388     25,166       45,686
Select Bond............................    1.884108    29,003      54,645    9.571910     11,538      110,441
Money Market...........................    1.408673    21,077      29,691    2.734239     21,525       58,854
Fidelity VIP Mid Cap...................    1.402932       708         993    1.395022      1,337        1,865
Russell Multi- Style Equity............    0.786751    20,288      15,962    0.756197     28,254       21,366
Russell Aggressive Equity..............    1.244218     7,791       9,694    1.195908     10,082       12,057
Russell Non-U S........................    0.966479     9,930       9,597    0.928976     13,585       12,620
Russell Core Bond......................    1.328054     8,808      11,697    1.276523     10,202       13,023
Russell Real Estate Securities.........    1.778695     7,182      12,775    1.709672     15,820       27,047
                                                                 --------                          ----------
  Equity...............................                           710,388                           1,700,614
  Annuity Reserves.....................                             8,122                              23,956
                                                                 --------                          ----------
  Total Equity.........................                          $718,510                          $1,724,570
                                                                 ========                          ==========

NML Variable Annuity Account B

 Notes to Financial Statements

                                                Contracts Issued:                 Contracts Issued:
                                           On or After March 31, 2000        On or After March 31, 2000
                                               Front Load Version                 Back Load Version
                                        --------------------------------- ---------------------------------
                                        Accumulation    Units             Accumulation    Units
Division                                 Unit Value  Outstanding  Equity   Unit Value  Outstanding  Equity
-----------------------------------------------------------------------------------------------------------
Small Cap Growth Stock.................  $0.930572     19,736    $ 18,366  $1.956937     16,083    $ 31,473
T. Rowe Price Small Cap Value..........   1.282924      6,110       7,839   1.259912     11,022      13,887
Aggressive Growth Stock................   0.699892     27,993      19,592   4.318610      8,470      36,579
International Growth...................   1.090626      4,571       4,985   1.071062      7,405       7,931
Franklin Templeton International Equity   0.978611     22,004      21,533   2.163493     14,221      30,767
AllianceBernstein Mid Cap Value........   1.327125        964       1,279   1.320512        802       1,059
Index 400 Stock........................   1.169318     18,362      21,471   1.429987     26,857      38,405
Janus Capital Appreciation.............   1.195012        519         620   1.189063        705         838
Growth Stock...........................   0.729643     30,217      22,048   2.257547     15,099      34,087
Large Cap Core Stock...................   0.717843     14,589      10,473   1.837972      8,667      15,930
Capital Guardian Domestic Equity.......   1.022974      9,478       9,696   1.004585     12,004      12,059
T. Rowe Price Equity Income............   1.232233      1,764       2,174   1.226098      1,306       1,601
Index 500 Stock........................   0.771935     47,611      36,753   3.765294     17,487      65,844
Asset Allocation.......................   1.047056     14,611      15,299   1.028260     25,358      26,075
Balanced...............................   1.012887     88,940      90,086   7.498641     15,788     118,389
High Yield Bond........................   1.249172      9,025      11,274   1.815388      8,034      14,585
Select Bond............................   1.386996     38,035      52,754   9.571910      7,244      69,339
Money Market...........................   1.100118     20,833      22,919   2.734239     12,115      33,125
Fidelity VIP Mid Cap...................   1.402004        746       1,046   1.395022      1,628       2,271
Russell Multi-Style Equity.............   0.736202     19,067      14,037   0.756197     22,290      16,856
Russell Aggressive Equity..............   1.054631      5,457       5,755   1.195908      6,635       7,935
Russell Non-U.S........................   0.769505      9,843       7,574   0.928976     10,707       9,947
Russell Core Bond......................   1.313645      9,361      12,297   1.276523     11,676      14,905
Russell Real Estate Securities.........   1.877412      7,967      14,957   1.709672     13,868      23,710
                                                                 --------                          --------
  Equity...............................                           424,827                           627,597
  Annuity Reserves.....................                             2,249                            10,923
                                                                 --------                          --------
  Total Equity.........................                          $427,076                          $638,520
                                                                 ========                          ========

                                                   Contracts Issued:
                                               On or After June 30, 2000
                                                   Fee-Based Version
                                            --------------------------------
                                            Accumulation    Units
    Division                                 Unit Value  Outstanding Equity
    ------------------------------------------------------------------------
    Small Cap Growth Stock.................  $0.910215        695    $   633
    T. Rowe Price Small Cap Value..........   1.287567        629        810
    Aggressive Growth Stock................   0.716002        958        686
    International Growth...................   1.094583        471        516
    Franklin Templeton International Equity   0.964341      1,874      1,807
    AllianceBernstein Mid Cap Value........   1.328448        172        228
    Index 400 Stock........................   1.209000      1,095      1,324
    Janus Capital Appreciation.............   1.196213         91        109
    Growth Stock...........................   0.747641      1,971      1,474
    Large Cap Core Stock...................   0.765596        990        758
    Capital Guardian Domestic Equity.......   1.026686      1,481      1,521
    T. Rowe Price Equity Income............   1.233470        153        189
    Index 500 Stock........................   0.797919      2,178      1,738
    Asset Allocation.......................   1.050858      1,319      1,386
    Balanced...............................   1.025071      1,651      1,692
    High Yield Bond........................   1.254973      1,806      2,266
    Select Bond............................   1.379729      4,659      6,428
    Money Market...........................   1.090926        706        770
    Fidelity VIP Mid Cap...................   1.403400          6          8
    Russell Multi-Style Equity.............   0.769596      2,723      2,096
    Russell Aggressive Equity..............   1.091909        714        780
    Russell Non-U.S........................   0.814071      1,953      1,590
    Russell Core Bond......................   1.300374      1,904      2,476
    Russell Real Estate Securities.........   1.725567        953      1,644
                                                                     -------
      Equity...............................                           32,929
      Annuity Reserves.....................                               --
                                                                     -------
      Total Equity.........................                          $32,929
                                                                     =======

                                                 NML Variable Annuity Account B

Accountants' Report

[LOGO] PRICEWATERHOUSECOOPERS

Report of Independent Auditors

To The Northwestern Mutual Life Insurance Company and
Contract Owners of NML Variable Annuity Account B

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in equity and the financial highlights present fairly, in all material respects, the financial position of NML Variable Annuity Account B and its Small Cap Growth Stock Division, T. Rowe Price Small Cap Value Division, Aggressive Growth Stock Division, International Growth Stock Division, Franklin Templeton International Equity Division, AllianceBernstein Mid Cap Value Division, Index 400 Stock Division, Janus Capital Appreciation Division, Growth Stock Division, Large Cap Core Stock Division, Capital Guardian Domestic Equity Division, T. Rowe Price Equity Income, Index 500 Stock Division, Asset Allocation Division, Balanced Division, High Yield Bond Division, Select Bond Division, Money Market Division, Fidelity VIP Mid Cap Portfolio, Russell Multi-Style Equity Division, Russell Aggressive Equity Division, Russell Non-U.S. Division, Russell Core Bond Division, and Russell Real Estate Securities Division at December 31, 2003, and the results of each of their operations, the changes in each of their equity and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements Company financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of securities owned at December 31, 2003 with Northwestern Mutual Series Fund, Inc., Fidelity VIP Mid Cap Portfolio and the Russell Investment Funds, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

Milwaukee, Wisconsin
January 28, 2004

Accountants

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Consolidated Statement of Operations
(in millions)
--------------------------------------------------------------------------------

     The following financial statements of Northwestern Mutual should be considered only as bearing upon the ability of Northwestern Mutual to meet its obligations under the Contracts.

                                                               December 31,
                                                         -----------------------
                                                            2003         2002
                                                         ----------   ----------
Assets:
   Bonds                                                 $   55,571   $   50,597
   Common and preferred stocks                                6,577        4,902
   Mortgage loans                                            16,426       15,692
   Real estate                                                1,481        1,503
   Policy loans                                               9,546        9,292
   Other investments                                          4,851        4,242
   Cash and temporary investments                             2,594        1,814
                                                         ----------   ----------
      Total investments                                      97,046       88,042
   Due and accrued investment income                          1,126        1,100
   Net deferred tax assets                                    1,198        1,887
   Deferred premium and other assets                          1,790        1,660
   Separate account assets                                   12,662       10,246
                                                         ----------   ----------
      Total assets                                       $  113,822   $  102,935
                                                         ==========   ==========
Liabilities and Surplus:
   Reserves for policy benefits                          $   81,280   $   74,880
   Policyowner dividends payable                              3,770        3,765
   Interest maintenance reserve                                 815          521
   Asset valuation reserve                                    2,568        1,268
   Income taxes payable                                         737          777
   Other liabilities                                          4,443        4,261
   Separate account liabilities                              12,662       10,246
                                                         ----------   ----------
      Total liabilities                                     106,275       95,718
   Surplus                                                    7,547        7,217
                                                         ----------   ----------
      Total liabilities and surplus                      $  113,822   $  102,935
                                                         ==========   ==========

   The accompanying notes are an integral part of these financial statements.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Consolidated Statement of Operations
(in millions)
--------------------------------------------------------------------------------

                                                      For the year ended
                                                          December 31,
                                                -------------------------------
                                                   2003       2002       2001
                                                ---------  ---------  ---------
Revenue:
   Premiums                                     $  10,307  $  10,108  $   9,447
   Net investment income                            5,737      5,477      5,431
   Other income                                       501        439        467
                                                ---------  ---------  ---------
      Total revenue                                16,545     16,024     15,345
                                                ---------  ---------  ---------
Benefits and expenses:
   Benefit payments to policyowners and
    beneficiaries                                   4,079      3,902      3,808
   Net additions to policy benefit reserves         6,260      6,186      5,367
   Net transfers to separate accounts                 288        242        502
                                                ---------  ---------  ---------
      Total benefits                               10,627     10,330      9,677
   Commissions and operating expenses               1,690      1,580      1,453
                                                ---------  ---------  ---------
      Total benefits and expenses                  12,317     11,910     11,130
                                                ---------  ---------  ---------
Gain from operations before dividends and
 taxes                                              4,228      4,114      4,215
Policyowner dividends                               3,765      3,792      3,651
                                                ---------  ---------  ---------
Gain from operations before taxes                     463        322        564
Income tax expense (benefit)                          (90)      (442)       173
                                                ---------  ---------  ---------
Net gain from operations                              553        764        391
Net realized capital gains (losses)                   139       (606)       259
                                                ---------  ---------  ---------
      Net income                                $     692  $     158  $     650
                                                ========= ==========  =========

   The accompanying notes are an integral part of these financial statements.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Consolidated Statement of Chages in Surplus
(in millions)
--------------------------------------------------------------------------------

                                                      For the year ended
                                                          December 31,
                                                -------------------------------
                                                   2003       2002       2001
                                                ---------  ---------  ---------
Beginning of year balance                       $   7,217  $   6,892  $   5,896
   Net income                                         692        158        650
   Change in net unrealized capital gains
    (losses)                                        1,171       (517)      (555)
   Change in net deferred income tax                 (137)        44         73
   Change in nonadmitted assets and other             (96)      (126)      (124)
   Change in reserve valuation bases (Note 5)          --         --        (61)
   Change in asset valuation reserve               (1,300)       766        264
   Cumulative effect of changes in accounting
    principles (Note 15)                               --         --        749
                                                ---------  ---------  ---------
      Net change in surplus                           330        325        996
                                                ---------  --------- ----------
      End of year balance                       $   7,547  $   7,217  $   6,892
                                                =========  =========  =========

   The accompanying notes are an integral part of these financial statements.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Consolidated Statement of Cash Flows
(in millions)
--------------------------------------------------------------------------------

                                                      For the year ended
                                                          December 31,
                                                -------------------------------
                                                   2003       2002       2001
                                                ---------  ---------  ---------
Cash flows from operating activities:
   Premiums and other income received           $   6,984  $   6,947  $   6,607
   Investment income received                       5,727      5,224      5,328
   Disbursement of policy loans, net of
    repayments                                       (254)      (264)      (524)
   Payments to policyowners and beneficiaries      (4,312)    (4,130)    (3,996)
   Net transfers to separate accounts                (284)      (257)      (534)
   Commissions, expenses and taxes paid            (1,637)    (1,855)    (1,698)
                                                ---------  ---------  ---------
         Net cash provided by operating
          activities                                6,224      5,665      5,183
                                                ---------  ---------  ---------
Cash flows from investing activities:
   Proceeds from investments sold or matured:
      Bonds                                        75,838     60,865     35,318
      Common and preferred stocks                   2,392      1,766     15,465
      Mortgage loans                                1,843      1,532      1,174
      Real estate                                     356        468        244
      Other investments                             1,047      1,646        494
                                                ---------  ---------  ---------
                                                   81,476     66,277     52,695
                                                ---------  ---------  ---------
   Cost of investments acquired:
      Bonds                                        79,994     67,398     38,915
      Common and preferred stocks                   2,708      2,003     15,014
      Mortgage loans                                2,534      2,005      2,003
      Real estate                                     191        191        353
      Other investments                             1,387        748      1,106
                                                ---------  ---------  ---------
                                                   86,814     72,345     57,391
                                                ---------  ---------  ---------
         Net cash applied to investing
          activities                               (5,338)    (6,068)    (4,696)
                                                ---------  ---------  ---------
Cash flows from financing and miscellaneous
 sources:
   Net deposits on deposit-type contract
    funds and other liabilities without life
    or disability contingencies                       142        249        203
   Other cash provided (applied)                     (248)       (50)       111
                                                ---------  ---------  ---------
      Net cash provided by financing and
       other activities:                             (106)       199        314
                                                ---------  ---------  ---------
      Net increase (decrease) in cash and
       temporary investments                          780       (204)       801
   Cash and temporary investments, beginning
    of year                                         1,814      2,018      1,217
                                                ---------  ---------  ---------
      Cash and temporary investments, end of
       year                                     $   2,594  $   1,814  $   2,018
                                                =========  =========  =========

   The accompanying notes are an integral part of these financial statements.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

1.   Basis of Presentation and Changes in Accounting Principles

     The accompanying consolidated statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company and its wholly-owned subsidiary, Northwestern Long Term Care Insurance Company (together, "the Company"). All intercompany balances and transactions have been eliminated. The Company offers life, annuity, disability income and long-term care insurance products to the personal, business, and estate markets.

     The consolidated financial statements were prepared in conformity with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin ("statutory basis of accounting"). Financial statements prepared on the statutory basis of accounting differ from financial statements prepared in accordance with generally accepted accounting principles ("GAAP"), primarily because on a GAAP basis: (1) certain policy acquisition costs are deferred and amortized, (2) investment valuations and policy benefit reserves use different methods and assumptions, (3) deposit-type contracts, for which premiums, benefits and reserve changes are not included in revenue or benefits as reported in the statement of operations, are defined differently, (4) majority-owned, non-insurance subsidiaries are consolidated, (5) changes in deferred taxes are reported as a component of net income, and (6) no deferral of realized investment gains and losses is permitted. The effects on the financial statements of the Company attributable to the differences between the statutory basis of accounting and GAAP are material.

2.   Summary of Significant Accounting Policies

     The preparation of financial statements in conformity with the statutory basis of accounting required management to use assumptions or make estimates that affected the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual future results could differ from these assumptions and estimates.

     Investments
     See Note 3 regarding the reported statement value and estimated fair value of the Company's investments in bonds, common and preferred stocks, mortgage loans and real estate.

     Policy Loans
     Policy loans primarily represent amounts borrowed from the Company by life insurance policyowners, secured by the cash value of the related policies. They are reported in the financial statements at unpaid principal balance.

     Other Investments
     Other investments consist primarily of real estate joint ventures, partnership investments (including real estate, venture capital and leveraged buyout fund limited partnerships), leveraged leases and unconsolidated non-insurance subsidiaries. These investments are valued based on the equity method of accounting, which approximates fair value. Other investments also include derivative financial instruments. See Note 4 regarding the Company's use of derivatives and their valuation in the financial statements.

     Temporary Investments
     Temporary investments represent securities that had maturities of one year or less at purchase, and are reported at amortized cost, which approximates fair value.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     Net Investment Income
     Net investment income primarily represents interest and dividends received or accrued on bonds, mortgage loans, policy loans and other investments. It also includes amortization of any purchase premium or discount using the interest method, adjusted prospectively for any change in estimated yield-to-maturity. Accrued investment income more than 90 days past due is nonadmitted and reported as a direct reduction of surplus. Accrued investment income that is ultimately deemed uncollectible is reported as a reduction of net investment income in the period that such determination is made. Net investment income also includes dividends paid to the Company from accumulated earnings of joint ventures, partnerships, and unconsolidated subsidiaries. Net investment income is reduced by investment management expenses, real estate depreciation, depletion related to energy assets and interest costs associated with securities lending.

     Interest Maintenance Reserve
     The Company is required to maintain an interest maintenance reserve ("IMR"). The IMR is used to defer realized gains and losses, net of income tax, on fixed income investments that are attributable to changes in interest rates. Net realized gains and losses deferred to the IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold.

     Investment Capital Gains and Losses
     Realized capital gains and losses are recognized based upon specific identification of securities sold. Realized capital losses also include valuation adjustments for impairment of bonds, stocks, mortgage loans, real estate and other investments that have experienced a decline in fair value that management considers to be other-than-temporary. Factors considered in evaluating whether a decline in value is other-than-temporary include: (1) whether the decline is substantial, (2) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value, (3) the duration and extent to which the fair value has been less than cost, and (4) the financial condition and near-term prospects of the issuer. Realized capital gains and losses as reported in the consolidated statement of operations exclude any IMR deferrals. See Note 3 regarding details of realized capital gains and losses.

     Unrealized capital gains and losses primarily represent changes in the reported fair value of common stocks and changes in valuation adjustments made for bonds in or near default. Changes in the Company's share of undistributed earnings of joint ventures, partnerships, and unconsolidated subsidiaries are also classified as changes in unrealized capital gains and losses. See Note 3 regarding details of changes in unrealized capital gains and losses.

     Asset Valuation Reserve
     The Company is required to maintain an asset valuation reserve ("AVR"). The AVR represents a general reserve liability for invested asset valuation using a formula prescribed by the National Association of Insurance Commissioners ("NAIC"). The AVR is designed to protect surplus against potential declines in the value of the Company's investments. Increases or decreases in AVR are reported as direct adjustments to surplus.

     Separate Accounts
     See Note 7 regarding separate account assets and liabilities reported by the Company.

     Premium Revenue
     Life insurance premiums are recognized as revenue at the beginning of each policy year. Annuity, disability income and long-term care insurance premiums are recognized as revenue when received by the Company. Considerations received on supplementary insurance contracts

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     without life contingencies are deposit-type transactions and thereby excluded from revenue in the consolidated statement of operations. Premium revenue is reported net of ceded reinsurance, see Note 9.

     Other Income
     Other income primarily represents ceded reinsurance expense allowances and various insurance policy charges.

     Benefit Payments to Policyowners and Beneficiaries
     Benefit payments to policyowners and beneficiaries include death, surrender and disability benefits, as well as matured endowments and payments on supplementary insurance contracts that include life contingencies. Benefit payments on supplementary insurance contracts without life contingencies are deposit-type transactions and thereby excluded from benefits in the consolidated statement of operations. Benefit payments are reported net of ceded reinsurance recoveries, see Note 9.

     Reserves for Policy Benefits
     See Note 5 regarding the methods and assumptions used to establish the Company's reserves for future insurance policy benefits.

     Commissions and Operating Expenses
     Commissions and other operating costs, including costs of acquiring new insurance policies, are generally charged to expense as incurred.

     Electronic Data Processing Equipment and Software
     The cost of electronic data processing ("EDP") equipment and operating system software used in the Company's business is generally capitalized and depreciated over three years using the straight-line method. Non-operating system software is generally capitalized and depreciated over a maximum of five years. EDP equipment and operating software assets of $25 million and $20 million at December 31, 2003 and 2002, respectively, are reported in other assets in the consolidated statement of financial position and are net of accumulated depreciation of $56 million and $48 million, respectively. Non-operating software costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from reported assets and surplus in the consolidated statement of financial position. Depreciation expense totaled $42 million, $27 million and $14 million for the years ended December 31, 2003, 2002 and 2001, respectively.

     Furniture and Equipment
     The cost of furniture, fixtures and equipment, including leasehold improvements, is generally capitalized and depreciated over the useful life of the assets using the straight-line method. Furniture, fixtures and equipment costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from reported assets and surplus in the consolidated statement of financial position. Depreciation expense totaled $6 million, $6 million and $5 million for the years ended December 31, 2003, 2002 and 2001, respectively.

     Policyowner Dividends
     Almost all life insurance and disability income policies and certain annuity contracts and long-term care policies issued by the Company are participating. Annually, the Company's Board of Trustees approves dividends payable on participating policies during the subsequent fiscal year, which are accrued and charged to operations when approved. Participating policyowners generally have the option to direct their dividends to be paid in cash, used to reduce future premiums due or used to purchase additional insurance. A majority of dividends are used by policyowners to purchase additional insurance and are reported as premiums in the consolidated

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     statement of operations, but are not included in premiums received or policy benefits paid in the consolidated statement of cash flows.

     Nonadmitted Assets
     Certain assets are designated as nonadmitted on the statutory basis of accounting. Such assets, principally assets related to pension funding, amounts advanced to or due from the Company's financial representatives and furniture, fixtures, equipment, and non-operating software (net of accumulated depreciation) are excluded from reported assets and surplus in the consolidated statement of financial position. Changes in nonadmitted assets are reported as a direct adjustment to surplus.

     Reclassifications
     Certain financial statement balances have been reclassified to conform to the current year presentation.

3.   Investments

     Bonds
     Investments in bonds are reported in the financial statements at amortized cost, less any valuation adjustment. The interest method is used to amortize any purchase premium or discount. Use of the interest method for loan-backed bonds and structured securities includes estimates of future prepayments obtained from independent sources. Prepayment assumptions are updated at least annually, with the prospective adjustment method used to recognize related changes in the estimated yield-to-maturity of such securities.

     Valuation adjustments are made for bonds in or near default, which are reported at the lower of amortized cost or fair value, or for bonds with a decline in fair value that management considers to be other-than-temporary.

     Estimated fair value is based upon values published by the Securities Valuation Office ("SVO") of the NAIC. In the absence of SVO-published values, estimated fair value is based upon quoted market prices, if available. For bonds without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models.

     Statement value and estimated fair value of bonds at December 31, 2003 and 2002 were as follows:

December 31, 2003                          Reconciliation to Estimated Fair Value
------------------------------------   -----------------------------------------------
                                                     Gross        Gross      Estimated
                                       Statement   Unrealized   Unrealized     Fair
                                         Value       Gains        Losses       Value
                                       ---------   ----------   ----------   ---------
                                                        (in millions)
U.S. Government                        $   9,233   $      476   $      (42)  $   9,667
States, territories and possessions          374           56           (4)        426
Special revenue and assessments           10,037          253          (41)     10,249
Public utilities                           2,516          213           (6)      2,723
Banks, trust and insurance companies       3,227           82          (24)      3,285
Industrial and miscellaneous              30,184        2,303         (241)     32,246
                                       ---------   ----------   ----------   ---------
   Total                               $  55,571   $    3,383   $     (358)  $  58,596
                                       =========   ==========   ==========   =========

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001

--------------------------------------------------------------------------------------
December 31, 2002                          Reconciliation to Estimated Fair Value
------------------------------------   -----------------------------------------------
                                                     Gross        Gross      Estimated
                                       Statement   Unrealized   Unrealized     Fair
                                         Value       Gains        Losses       Value
                                       ---------   ----------   ----------   ---------
                                                        (in millions)
U.S. Government                        $   8,933   $      531   $      (21)  $   9,443
States, territories and possessions          396           61           --         457
Special revenue and assessments            7,576          400           (1)      7,975
Public utilities                           2,501          251          (25)      2,727
Banks, trust and insurance companies       1,355           71          (15)      1,411
Industrial and miscellaneous              29,836        2,150         (688)     31,298
                                       ---------   ----------   ----------   ---------
   Total                               $  50,597   $    3,464   $     (750)  $  53,311
                                       =========   ==========   ==========   =========

     Statement value and estimated fair value of bonds by contractual maturity at December 31, 2003 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                           Statement  Estimated
                                                             Value    Fair Value
                                                           ---------  ----------
                                                               (in millions)
Due in one year or less                                    $     634   $     648
Due after one year through five years                          8,593       9,105
Due after five years through ten years                        13,775      14,819
Due after ten years                                           14,349      15,402
                                                           ---------  ----------
                                                              37,351      39,974
Mortgage-backed and structured securities                     18,220      18,622
                                                           ---------  ----------
   Total                                                   $  55,571   $  58,596
                                                           =========  ==========

Common and Preferred Stocks
Common stocks are generally reported in the financial statements at fair value, which is based upon quoted market prices, if available. For common stocks without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models. The equity method is used to value investments in common stock of unconsolidated subsidiaries.

Preferred stocks rated "1" (highest quality), "2" (high quality), or "3" (medium quality) by the SVO are reported in the financial statements at amortized cost. All other preferred stock is reported at the lower of amortized cost or fair value. Estimated fair value is based upon quoted market prices, if available. For preferred stock without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     Mortgage Loans
     Mortgage loans are reported in the financial statements at unpaid principal balance, less any valuation allowance or unamortized commitment or origination fee. Such fees are generally deferred upon receipt and amortized into investment income using the interest method. Mortgage loans are collateralized by properties located throughout the United States and Canada. The Company attempts to minimize mortgage loan investment risk by diversification of borrowers, geographic locations and types of collateral properties.

     The maximum and minimum interest rates for mortgage loans originated during 2003 were 8.5% and 3.6%, respectively, while these rates during 2002 were 8.2% and 5.0%, respectively. The aggregate average ratio of amounts loaned to the value of collateral for mortgage loans originated during 2003 and 2002 were 66% and 65%, respectively, with a maximum of 100% for any single loan during each of 2003 and 2002.

     Mortgage loans are considered impaired when, based on current information, management considers it probable that the Company will be unable to collect all principal and interest due according to the contractual terms of the loan. If necessary, a valuation adjustment is made to reduce the carrying value of an impaired loan to the lower of unpaid principal balance or estimated net realizable value based on appraisal of the collateral property. If the impairment is considered to be temporary, the valuation adjustment is reported as an unrealized loss. Valuation adjustments for impairments considered to be other-than-temporary are reported as realized losses. At December 31, 2003 and 2002, the reported value of mortgage loans was reduced by $13 million and $44 million, respectively, in valuation adjustments.

     Real Estate
     Real estate investments are reported in the financial statements at cost, less any valuation adjustment, encumbrances and accumulated depreciation of buildings and other improvements using a straight-line method over the estimated useful lives of the improvements. An investment in real estate is considered impaired when, based on current information, the estimated fair value of the property is lower than depreciated cost. The estimated fair value is primarily based upon the present value of future cash flow (for commercial properties) or the capitalization of stabilized net operating income (for residential properties). When the Company determines that an investment in real estate is impaired, a valuation adjustment is made to reduce the carrying value to estimated fair value, net of encumbrances. Valuation adjustments are reported as a realized loss. At both December 31, 2003 and 2002 there was no valuation adjustment in determining the reported value of real estate investments.

     At December 31, 2003 and 2002, the reported value of real estate included $180 million and $124 million, respectively, of real estate properties occupied by the Company.

     Leveraged Leases
     Leveraged leases are reported in the financial statements at the present value of future minimum lease payments, plus the residual value of the leased asset. At December 31, 2003 and 2002, the reported value of leveraged leases was $513 million and $532 million, respectively. The reported value of leveraged leases at December 31, 2003 and 2002 was reduced by $0 and $108 million, respectively, to reflect a decline in value of certain aircraft leases that management considered to be other-than-temporary. The decline in value was charged against an existing valuation allowance and was not reported as a realized capital loss during 2002. Leveraged leases are included in other investments and primarily represent investments in commercial aircraft or real estate property that are leased to third parties and serve as collateral for non-recourse borrowings.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     Capital Gains and Losses

Realized investment gains and losses for the years ended December 31, 2003, 2002 and 2001 were as follows:

                                    For the year ended                   For the year ended            For the year ended
                                     December 31, 2003                    December 31, 2002             December 31, 2001
                              ------------------------------   ------------------------------   ------------------------------
                                                      Net                              Net                              Net
                                                    Realized                         Realized                         Realized
                              Realized   Realized    Gains     Realized   Realized    Gains     Realized   Realized    Gains
                               Gains      Losses    (Losses)    Gains      Losses    (Losses)    Gains      Losses    (Losses)
                              --------   --------   --------   --------   --------   --------   --------   --------   --------
                                                                        (in millions)
Bonds                         $  1,369   $   (861)  $    508   $    950   $ (1,237)  $   (287)  $    537   $   (674)  $   (137)
Common and preferred stocks        397       (402)        (5)       356       (619)      (263)       863       (569)       294
Mortgage loans                      12         --         12         --         (4)        (4)        --        (10)       (10)
Real estate                        198         --        198        121         (3)       118         85        (11)        74
Other invested assets              145       (286)      (141)       158       (258)      (100)       296       (149)       147
                              --------   --------   --------   --------   --------   --------   --------   --------   --------
                              $  2,121   $ (1,549)       572   $  1,585   $ (2,121)      (536)  $  1,781   $ (1,413)       368
                              ========   ========              ========   ========              ========   ========
Less: IMR gains (losses)                                 538                              264                               11
Less: Capital gains taxes (benefit)                     (105)                            (194)                              98
                                                    --------                         --------                         --------
Net realized capital gains (losses)                 $    139                         $   (606)                        $    259
                                                    ========                         ========                         ========

Proceeds from the sale of bond investments totaled $83 billion, $53 billion and $30 billion for the years ended December 31, 2003, 2002, and 2001, respectively. Realized losses (before capital gains taxes) included $405 million, $588 million, and $457 million for the years ended December 31, 2003, 2002, and 2001, respectively, of valuation adjustments for declines in fair value of investments that were considered to be other-than-temporary.

The amortized cost and estimated fair value of bonds and common and preferred stocks for which the estimated fair value had temporarily declined and remained below cost as of December 31, 2003, were as follows:

                                            December 31, 2003
                       ---------------------------------------------------------------
                           Decline For Less Than           Decline For Greater Than
                                12 Months                         12 Months
                       ------------------------------   ------------------------------
                                   Fair                            Fair
                         Cost     Value    Difference    Cost      Value    Difference
                       -------   -------   ----------   -------   -------   ----------
                                                (in millions)
Bonds                  $ 9,051   $ 8,804   $     (247)  $ 1,559   $ 1,448   $     (111)
Common and preferred
 stocks                    587       536          (51)      613       520          (93)
                       -------   -------   ----------   -------   -------   ----------
Total                  $ 9,638   $ 9,340   $     (298)  $ 2,172   $ 1,968   $     (204)
                       =======   =======   ==========   =======   =======   ==========

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

Changes in net unrealized investment gains and losses for the years ended December 31, 2003, 2002, and 2001 were as follows:

                                                For the year ended December 31,
                                                -------------------------------
                                                   2003      2002        2001
                                                ---------  ---------   --------
                                                          (in millions)
Bonds                                           $     188  $    (150)  $    (15)
Common and preferred stocks                         1,372       (436)      (699)
Other investments                                     163       (172)      (193)
                                                ---------  ---------   --------
                                                    1,723       (758)      (907)
Change in deferred taxes                             (552)       241        352
                                                ---------  ---------   --------
                                                $   1,171  $    (517)  $   (555)
                                                =========  =========   ========

Securities Lending
The Company has entered into securities lending agreements whereby certain investment securities are loaned to third parties, primarily major brokerage firms. The Company's policy requires a minimum of 102% of the fair value of the loaned securities, calculated on a daily basis, as collateral in the form of either cash or securities held by the Company or a trustee. At December 31, 2003 and 2002, unrestricted cash collateral held by the Company of $2.5 billion and $1.6 billion, respectively, is reported in cash and invested assets and the offsetting collateral liability of $2.5 billion and $1.6 billion, respectively, is reported in other liabilities in the consolidated statement of financial position. Additional non-cash collateral of $482 million and $389 million is held on the Company's behalf by a trustee at December 31, 2003 and 2002, respectively, and is not included in the consolidated statement of financial position.

Repurchase Agreements
The Company has entered into agreements whereby the Company sells and agrees to repurchase certain mortgage-backed securities. At December 31, 2002, the book value of securities subject to these agreements and included in the reported value of bonds was $1.0 billion, while the repurchase obligation liability of $1.0 billion was reported in other liabilities in the consolidated statement of financial position. Securities subject to these agreements had contractual maturities of 30 years at December 31, 2002 and a weighted average interest rate of 5.8%. There were no outstanding repurchase commitments at December 31, 2003.

4.   Derivative Financial Instruments

     In the normal course of business, the Company enters into derivative transactions, generally to mitigate the risk to Company assets and surplus of fluctuations in interest rates, foreign currency exchange rates and other market risks. Derivative investments are reported as other investments in the consolidated statement of financial position. Cash flow and fair value hedges that qualify for hedge accounting are accounted for in a manner consistent with the hedged item (e.g. amortized cost or fair value) whereas cash flow and fair value hedges that do not qualify for hedge accounting are accounted for at fair value. Fair value is estimated as the amount that the Company would expect to receive or pay upon termination of the contract at the reporting date.

     In addition to cash flow and fair value hedges, the Company entered into replication transactions during 2003 and 2002. A replication transaction is a derivative transaction entered into in

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     conjunction with other investment transactions in order to replicate the investment characteristics of otherwise permissible investments.

     The Company does not take positions in derivatives for income generation purposes.

     The Company implemented Statement of Statutory Accounting Principles ("SSAP") No. 86, Accounting for Derivative Instruments and Hedging Activities, which superceded SSAP 31, effective January 1, 2003. Upon implementation the Company had the option of applying the new guidance to all derivatives to which the Company was a party to as of January 1, 2003 or continuing to use the existing guidance of SSAP 31 for all derivatives held as of December 31, 2002. The Company chose to apply SSAP 86 guidance retroactively to derivatives held prior to January 1, 2003. The impact on surplus from the adoption of SSAP 86 was considered to be immaterial.

     The Company held the following derivative positions at December 31, 2003 and 2002:

                                    December 31, 2003            December 31, 2002
                               ---------------------------------------------------------
                               Carrying   Notional   Fair    Carrying   Notional   Fair
    Derivative Instrument        Value     Amount    Value    Value      Amount    Value
----------------------------   ---------------------------   ---------------------------
                                                     (in millions)
Cash Flow Hedges:
----------------------------
   Foreign currency swaps      $     --   $     36   $  (2)  $     --   $     68   $   7
   Interest rate swaps               --        473       6         (3)       442      (8)
   Swaptions                         23        521      25         12        358      12
   Interest rate floors              13        775      38          8        625      41
Fair Value Hedges:
----------------------------
   Short equity futures              --         --      --         --         --      --
   Fixed income futures              --         --      --         --        365      --
   Foreign currency forward
    contracts                       (43)     1,029     (43)       (19)       567     (17)
   Credit default swaps              --        203      (1)        --         67      --
   Commodity swaps                   --         --      --         --          5      (1)
Replications:
----------------------------
   Credit default swaps              --        230      (2)        --         65      --
   Long fixed income futures         --         --      --         --         --      --
   Long equity futures               --         28      --         --          9      --

     The notional or contractual amounts of derivative financial instruments are used to denominate the transactions and do not represent the amounts exchanged between the parties.

     Foreign currency swaps are cash flow hedges used to mitigate exposure to variable U.S. dollar cash flows from certain bonds denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future.

     Interest rate swaps are cash flow hedges used to mitigate exposure to variable interest payments

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     on certain floating rate bonds. An interest rate swap is a contractual agreement to pay a floating rate of interest, based upon a reference index, in exchange for a fixed rate of interest established at the origination of the contract.

     Swaptions are cash flow hedges used to mitigate the asset/liability risks of a significant and sustained increase or decrease in interest rates for certain of the Company's insurance products. Swaptions are a contractual agreement whereby one party holds an option to enter into an interest rate swap with another party on predefined terms.

     Interest rate floors are cash flow hedges used to mitigate the asset/liability risks of a significant and sustained decrease in interest rates. Floors entitle the Company to receive settlement payments from the counterparties if interest rates decline below a specified level.

     Short equity index futures contracts are fair value hedges that are used to mitigate exposure to market fluctuations for the Company's portfolio of common stocks. Futures contracts obligate the Company to buy or sell a financial instrument at a specified future date for a specified price.

     Fixed income futures contracts are fair value hedges used to mitigate interest rate risk for a portion of its fixed maturity investment portfolio. These futures contracts obligate the Company to buy or sell a financial instrument at a specified future date for a specified price.

     Foreign currency forward contracts are fair value hedges used to mitigate the foreign exchange risk for portfolios of investments denominated in foreign currencies. Foreign currency forward contracts obligate the Company to deliver a specified amount of foreign currency at a future date at a specified exchange rate.

     Credit default swaps are fair value hedges used to protect against a decrease in bond prices due to credit concerns for certain bond issuers. A credit default swap allows the Company to put the bond to a counterparty at par upon a "credit event" sustained by the bond issuer. A credit event is defined as bankruptcy, failure to pay, or obligation acceleration.

     Commodity swaps are fair value hedges used to mitigate exposure to market fluctuations for the forward sale of crude oil and natural gas production. Commodity swaps are agreements whereby one party pays a floating commodity price in exchange for a specified fixed commodity price.

     Credit default swap replication transactions are used by the Company to create a fixed income investment through the use of derivatives and cash market instruments. These replication transactions, including the derivative component, are reported at amortized cost. During 2003 and 2002, the average fair value of such contracts was $0 and ($1) million, respectively. No realized gains or losses were recognized during 2003 or 2002 on the termination of such contracts.

     Long fixed income futures replication contracts are used by the Company to manage the duration of the fixed income portfolio and mitigate exposure to interest rate changes. These replication transactions are reported at fair value, with changes in fair value reflected as a component of unrealized gains and losses until such time as the contracts are terminated. During 2003 and 2002, the average fair value of such contracts was $0. Realized gains of $29 million and $5 million were recognized during 2003 and 2002 on the termination of such contracts.

     Long equity futures replication contracts are used by the Company to gain equity market investment exposure. These replication transactions are reported at fair value, with changes in fair value reflected as a component of unrealized gains and losses until such time as the contracts

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     are terminated. During 2003 and 2002, the average fair value of such contracts was $0 and $73 million, respectively. Realized gains of $28 million and $10 million were recognized during 2003 and 2002, respectively, on the termination of such contracts.

5.   Reserves for Policy Benefits

     Reserves for policy benefits represent the net present value of future policy benefits, less future policy premiums, estimated using actuarial methods based on mortality and morbidity experience tables and valuation interest rates prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin ("OCI"). Use of these actuarial tables and methods involved assumptions regarding future mortality and morbidity. Actual future experience could differ from the assumptions used to make these estimates.

     General account reserves for policy benefits at December 31, 2003 and 2002 are summarized below:

                                                December 31,
                                           ---------------------
                                              2003        2002
                                           ---------   ---------
                                               (in millions)
Life insurance reserves                    $  71,441   $  65,605
Annuity reserves and deposit liabilities       4,940       4,607
Disability income and long-term care
 unpaid claims and claim reserves              3,083       2,907
Disability income active life reserves         1,801       1,757
Long-term care active life reserves               15           4
                                           ---------   ---------
   Total reserves for policy benefits      $  81,280   $  74,880
                                           ---------   ---------

     Life insurance reserves on substantially all policies issued since 1978 are based on the Commissioner's Reserve Valuation Method ("CRVM") with interest rates ranging from 3 1/2% to 5 1/2% and the 1958 or 1980 CSO mortality tables. Other life insurance reserves are primarily based on the net level premium method, using various mortality tables at interest rates ranging from 2% to 4 1/2%. As of December 31, 2003, the Company has $810 billion of total life insurance in-force, including $8.7 billion of life insurance in-force for which gross premiums are less than net premiums according to the standard valuation methods and assumptions prescribed by the OCI.

     As of January 1, 2001, the Company changed the valuation basis for reserves on certain term life insurance policies. The impact of this change increased policy benefit reserves by $61 million, and was reported as a direct reduction of surplus for the year ended December 31, 2001.

     Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular cost less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves. Tabular interest on funds not involving life contingencies is calculated as the product of the valuation rate of interest times the mean of the amount of funds subject to such rate held at the beginning and end of the year of valuation.

     Additional premiums are charged for substandard lives for policies issued after January 1, 1956. Net level premium or CRVM mean reserves are based on multiple mortality tables or one-half the net flat or other extra mortality charge. The Company waives deduction of fractional premiums

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     upon death of an insured and returns any portion of the final premium beyond the date of death. Cash values are not promised in excess of the legally computed reserves.

     Deferred annuity reserves on contracts issued since 1985 are primarily based on the Commissioner's Annuity Reserve Valuation Method with interest rates ranging from 3 1/2% to 6 1/4%. Other deferred annuity reserves are based on contract value. Immediate annuity reserves are based on present value of expected benefit payments at interest rates ranging from 3 1/2% to 7 1/2%. Changes in future policy benefits on supplementary contracts without life contingencies are classified as deposit-type transactions and thereby excluded from net additions to policy benefit reserves in the consolidated statement of operations, see Note 2.

     At December 31, 2003 and 2002, the withdrawal characteristics of the Company's general account annuity reserves and deposit liabilities were as follows:

                                                December 31,
                                           ---------------------
                                              2003        2002
                                           ---------   ---------
Subject to discretionary withdrawal
   - with market value adjustment          $   1,354   $   1,386
   - without market value adjustment           2,340       2,032
Not subject to discretionary withdrawal        1,246       1,189
                                           ---------   ---------
   Total                                   $   4,940   $   4,607
                                           =========   =========

     Unpaid claims and claim reserves for DI policies are based on the present value of expected benefit payments, primarily using the 1985 CIDA (modified for Company experience in the first four years of disability) and interest rates ranging from 3% to 5 1/2%. Unpaid claims and claim reserves for long-term care policies are based on the present values of expected benefit payments using industry-based long-term care experience with a 4.5% interest rate.

     Reserves for unpaid claims, losses, and loss adjustment expenses on disability income and long-term care insurance were $3.1 billion and $2.9 billion at December 31, 2003 and December 31, 2002, respectively. The table below provides a summary of the changes in these reserves for the years ended December 31, 2003 and 2002.

                                             For the year ended
                                                December 31,
                                           ---------------------
                                              2003        2002
                                           ---------   ---------
                                               (in millions)
Balance at January 1                       $   2,907   $   2,701
Incurred related to:
   Current year                                  466         466
   Prior year                                     50          59
                                           ---------   ---------
      Total incurred                             516         525
Paid related to:
   Current year                                   17          17
   Prior year                                    323         302
                                           ---------   ---------
      Total paid                                 340         319
                                           ---------   ---------
Balance at December 31                     $   3,083   $   2,907
                                           =========   =========

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     The changes in reserves for incurred claims related to prior years are generally the result of ongoing analysis of recent loss development trends.

     Active life reserves for disability income ("DI") policies issued since 1987 are primarily based on the two-year preliminary term method using a 4% interest rate and the 1985 Commissioner's Individual Disability Table A ("CIDA") for morbidity. Active life reserves for prior DI policies are based on the net level premium method, with interest rates ranging from 3% to 4% and the 1964 Commissioner's Disability Table for morbidity.

     Active life reserves for long-term care policies consist of mid-terminal reserves and unearned premium. Mid-terminal reserves are based on the one-year preliminary term method, industry-based experience morbidity, total terminations based on the 1983 Individual Annuity Mortality table without lapses or the 1983 Group Annuity Mortality table with lapses, and an interest rate of either 4% or the minimum rate allowable for tax purposes. When the tax interest rate is used, lapses are not included in total terminations and reserves are compared in the aggregate to the statutory minimum and the greater of the two is held.

6.   Premium and Annuity Considerations Deferred and Uncollected

     Gross deferred and uncollected insurance premiums represent life insurance premiums due to be received from policyowners through the next respective policy anniversary dates. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest.

     Deferred and uncollected premiums at December 31, 2003 and 2002 were as follows:

                                             December 31, 2003       December 31, 2002
                                           ---------------------   ---------------------
Type of Business                             Gross        Net        Gross        Net
----------------------------------------   ---------   ---------   ---------   ---------
                                                           (in millions)
Ordinary new business                      $     171   $      76   $     149   $      69
Ordinary renewal                               1,461       1,191       1,409       1,145
                                           ---------   ---------   ---------   ---------
                                           $   1,632   $   1,267   $   1,558   $   1,214
                                           =========   =========   =========   =========

7.   Separate Accounts

     Separate account assets and related policy liabilities represent the segregation of balances attributable to variable life insurance and variable annuity policies. Policyowners bear the investment performance risk associated with variable products. Separate account assets are invested at the direction of the policyowner in a variety of mutual fund options. Variable annuity policyowners also have the option to invest in a fixed interest rate annuity issued by the general account of the Company. Separate account assets are reported at fair value based primarily on quoted market prices.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     Following is a summary of separate account liabilities by withdrawal characteristic at December 31, 2003 and 2002:

                                                December 31,
                                           ---------------------
                                              2003        2002
                                           ---------   ---------
Subject to discretionary withdrawal
   - with market value adjustment          $  10,524   $   8,442
   - without market value adjustment              --          --
Not subject to discretionary withdrawal        1,886       1,550
Non-policy liabilities                           252         254
                                           ---------   ---------
   Total                                   $  12,662   $  10,246
                                           =========   =========

     While separate account liability values are not guaranteed by the Company, the variable annuity and variable life insurance products represented in the separate accounts do include guaranteed minimum death benefits underwritten by the Company. At both December 31, 2003 and 2002, general account reserves for policy benefits included $11 million attributable to these benefits.

     Premiums and other considerations received from variable life and variable annuity policyowners during the years ended December 31, 2003 and 2002 were $1.2 billion and $1.3 billion, respectively. These amounts are reported as premiums in the consolidated statement of operations. The subsequent transfer of these receipts to the Separate Accounts is reported in net transfers to separate accounts in the consolidated statement of operations, net of amounts received from the Separate Accounts to provide for policy benefit payments to variable product policyowners.

     Following is a summary reconciliation of amounts reported as transfers to and from separate accounts in the summary of operations of the Company's NAIC Separate Account Annual Statement with the amount reported as net transfers to separate accounts in the accompanying consolidated statement of operations for the years ended December 31, 2003, 2002 and 2001:

                                            For the year ended December 31,
                                           ---------------------------------
                                              2003        2002        2001
                                           ---------------------------------
                                                     (in millions)
From Separate Account Annual Statement:
   Transfers to Separate Accounts          $   1,224   $   1,341   $   1,419
   Transfers from Separate Accounts           (1,125)     (1,300)     (1,128)
                                           ---------------------------------
                                                  99          41         291
Reconciling adjustments:
   Investment management and
    administrative charges                        73          65          72
   Mortality, breakage and taxes                 116         136         139
                                           ---------------------------------
      Net transfers to separate accounts   $     288   $     242   $     502
                                           =================================

8.   Employee and Representative Benefit Plans

     The Company sponsors noncontributory defined benefit retirement plans for all eligible employees and financial representatives. These include tax-qualified plans, as well as nonqualified plans that provide benefits to certain participants in excess of ERISA limits for qualified plans. The Company's policy is to fully fund the obligations of qualified plans in accordance with ERISA requirements. In 2003, the Company contributed $28 million to the qualified employee retirement plan. No contributions were required during 2002 or 2001.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     In addition to pension benefits, the Company provides certain health care and life insurance benefits ("postretirement benefits") to retired employees, field representatives and eligible dependents. Substantially all employees and field representatives will become eligible for these benefits if they reach retirement age while working for the Company.

     Aggregate assets and projected benefit obligations of the defined benefit plans and for postretirement benefits at December 31, 2003 and 2002, and changes in assets and obligations for the years then ended, were as follows:

                                           Defined Benefit Plans   Postretirement Benefits
                                           ---------------------   -----------------------
                                              2003        2002        2003        2002
                                           ---------   ---------   ----------   ----------
                                                            (in millions)
Fair value of plan assets at January 1     $   1,420   $   1,612   $       17   $       20
Changes in plan assets:
   Actual return on plan assets                  323        (161)           5           (2)
   Company contributions                          28          --           --           --
   Actual plan benefits paid                     (33)        (31)          (2)          (1)
                                           ---------   ---------   ----------   ----------
Fair value of plan assets at December 31   $   1,738   $   1,420   $       20   $       17
                                           =========   =========   ==========   ==========
Projected benefit obligation at
 January 1                                 $   1,499   $   1,367   $      131   $       96
Changes in benefit obligation:
   Service cost of benefits earned                64          54           15           11
   Interest cost on projected obligations        103          95           10            8
   Projected plan benefits paid                  (38)        (34)          (9)          (8)
   Experience losses                             101          17           19           24
                                           ---------   ---------   ----------   ----------
Projected benefit obligation at
 December 31                               $   1,729   $   1,499   $      166   $      131
                                           =========   =========   ==========   ==========

     Plan assets are invested primarily in common stocks and corporate debt securities through a separate account of the Company. Asset mix is re-balanced regularly to maintain ratios of approximately 60% equities, 35% fixed income investments, and 5% cash equivalents. Fair value of plan assets is based primarily on quoted market values.

     The projected benefit obligation represents the actuarial net present value of future benefit obligations, which is estimated annually by the Company. The following table summarizes assumptions used in estimating the projected benefit obligations at December 31, 2003, 2002, and 2001:

                                           Defined Benefit Plans      Postretirement Benefits
                                          ------------------------   ------------------------
                                           2003     2002     2001     2003     2002     2001
                                          ------------------------   ------------------------
Discount rate                                6.5%     7.0%     7.0%     6.5%     7.0%     7.0%
Long-term rate of return on plan assets      8.0%     8.5%     9.0%     8.0%     8.5%     9.0%
Annual increase in compensation              4.5%     5.0%     5.0%     4.5%     5.0%     5.0%

     The projected benefit obligations for post-retirement benefits at December 31, 2003 and 2002 also assumed an annual increase in future retiree medical costs of 10%, grading down to 5% over 5 years and remaining level thereafter. A further increase in the assumed healthcare cost trend of 1% in each year would increase the accumulated postretirement benefit obligation as of December 31, 2003 by $18 million and net periodic postretirement benefit expense during 2003 by $3 million. A decrease in the assumed healthcare cost trend of 1% in each year would reduce the accumulated postretirement benefit obligation as of December 31, 2003 by $18 million and net periodic postretirement benefit expense during 2003 by $3 million.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     Projected benefit obligations included $28 million and $12 million for non-vested employees at December 31, 2003 and 2002, respectively.

     Following is an aggregate reconciliation of the funded status of the plans to the net liability reported by the Company at December 31, 2003 and 2002:

                                                Defined Benefit       Postretirement
                                                     Plans               Benefits
                                              -------------------   -------------------
                                                2003       2002       2003       2002
                                              --------   --------   --------   --------
                                                            (in millions)
Fair value of plan assets at December 31      $  1,738   $  1,420   $     20   $     17
Projected benefit obligation at December 31      1,729      1,499        166        131
                                              --------   --------   --------   --------
   Funded status                                     9        (79)      (146)      (114)
      Unrecognized net experience losses           368        516         43         29
      Unrecognized initial net asset              (598)      (644)        --         --
      Nonadmitted asset                            (76)       (58)        --         --
                                              --------   --------   --------   --------
Net pension liability                         $   (297)  $   (265)  $   (103)  $    (85)
                                              ========   ========   ========   ========

     Unrecognized net experience gains or losses represent cumulative amounts by which plan experience for return on plan assets or benefit costs has been more or less favorable than assumed. These net differences accumulate without recognition in the Company's financial statements unless they exceed 10% of plan assets or projected benefit obligation, whichever is greater. If they exceed this limit, they are amortized into net periodic benefit costs over the remaining average years of service until retirement of the plan participants, which is currently fourteen years.

     Unrecognized initial net assets represent the amount by which the fair value of plan assets exceeded the projected benefit obligation for funded pension plans upon the adoption of new statutory accounting principles at January 1, 2001. The Company has elected not to record an initial asset for this excess, electing instead to utilize the excess through amortization of this initial asset as a credit to net periodic benefit cost in a systematic manner until exhausted.

     Any pension assets for funded plans are nonadmitted under statutory accounting and are thereby excluded from reported assets and surplus in the consolidated statement of financial position.

     The components of net periodic benefit costs for the years ended December 31, 2003, 2002, and 2001, were as follows:

                                                   Defined Benefit Plans           Postretirement Benefits
                                              ------------------------------   ------------------------------
                                                2003       2002       2001       2003       2002       2001
                                              ------------------------------   ------------------------------
                                                                       (in millions)
Components of net periodic benefit cost:
   Service cost of benefits earned            $     64   $     54    $    50   $     15   $     11   $      7
   Interest cost on projected obligations          103         95         86         10          9          6
   Amortization of experience gains and
    losses                                          34          5         --          2          1         --
   Amortization of initial net asset               (46)       (13)        --         --         --         --
   Expected return on plan assets                 (113)      (136)      (151)        (1)        (2)        (2)
                                              ------------------------------   ------------------------------
      Net periodic expense (benefit)          $     42   $      5   ($    15)  $     26   $     19   $     11
                                              ==============================   ==============================

     The Company also sponsors a contributory 401(k) plan for eligible employees and a noncontributory defined contribution plan for financial representatives. For the years ended

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     December 31, 2003, 2002 and 2001 the Company expensed total contributions to these plans of $23 million, $22 million and $20 million, respectively.

9.   Reinsurance

     The Company limits its exposure to life insurance death benefits on any single insured by ceding insurance coverage to various reinsurers under excess and coinsurance contracts. The Company retains a maximum of $25 million of coverage per individual life policy and a maximum of $35 million of coverage per joint life policy. The Company also participates in catastrophic risk sharing pools and has an excess reinsurance contract for certain disability income policies issued prior to 1999 with retention limits varying based upon coverage type.

     Amounts shown in the consolidated financial statements are reported net of the impact of reinsurance. Reserves for policy benefits at December 31, 2003 and 2002 were reported net of ceded reserves of $1.0 billion and $877 million, respectively.

     The effect of reinsurance on premium revenue and benefits expense for the years ended December 31, 2003, 2002 and 2001 was as follows:

                                              For the year ended December 31,
                                           ------------------------------------
                                              2003         2002         2001
                                           ----------   ----------   ----------
                                                      (in millions)
Direct premium revenue                     $   10,959   $   10,706   $    9,995
Premiums ceded                                   (652)        (598)        (548)
                                           ----------   ----------   ----------
   Net premium revenue                     $   10,307   $   10,108   $    9,447
                                           ==========   ==========   ==========
Direct benefit expense                         11,110       10,770       10,119
Benefits ceded                                   (483)        (440)        (442)
                                           ----------   ----------   ----------
   Net benefit expense                     $   10,627   $   10,330   $    9,677
                                           ==========   ==========   ==========

     In addition, the Company earned $184 million, $172 million and $161 million for the years ended December 31, 2003, 2002 and 2001, respectively, in allowances from reinsurers for reimbursement of commissions and other expenses on ceded business. These amounts are reported in other income in the consolidated statement of operations.

     Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company attempts to minimize this risk by diversifying its reinsurance coverage among a number of reinsurers that meet its standards for strong financial condition. There were no reinsurance recoverables at December 31, 2003 and 2002, which were considered by management to be uncollectible.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

10.  Income Taxes

     The Company files a consolidated federal income tax return including the following entities:

Northwestern Mutual Investment Services, LLC     Baird Holding Company
Northwestern International Holdings, Inc.        Frank Russell Company
NML Real Estate Holdings, LLC and subsidiaries   Bradford, Inc.
NML Securities Holdings, LLC and subsidiaries    Network Planning Advisors, LLC
Northwestern Investment Management Company, LLC  Mason Street Advisors, LLC
Northwestern Securities Holdings, LLC            NML - CBO, LLC
Northwestern Mutual Trust Company                JYD, LLC
Chateau, LLC

     The Company collects from or refunds to these subsidiaries their share of consolidated income taxes determined under written tax-sharing agreements. Federal income tax returns for years through 1999 are closed as to further assessment of tax. The liability for income taxes payable in the financial statements includes a provision for additional taxes that may become due with respect to the open tax years.

     The Company accounts for deferred tax assets and liabilities, which reflect the financial statement impact of cumulative temporary differences between the tax and financial statement bases of assets and liabilities. The components of the net deferred tax asset at December 31, 2003 and 2002 were as follows:

                                                 December 31,
                                           -----------------------
                                              2003         2002        Change
                                           ----------   ----------   ----------
                                                (in millions)
Deferred tax assets:
   Policy acquisition costs                $      715   $      673   $       42
   Investment assets                              189          664         (475)
   Policy benefit liabilities                   1,751        1,769          (18)
   Benefit plan obligations                       252          223           29
   Guaranty fund assessments                       12           14           (2)
   Nonadmitted assets                              54           67          (13)
   Other                                           58           61           (3)
                                           ------------------------------------
      Gross deferred tax assets            $    3,031   $    3,471   $     (440)
                                           ------------------------------------
Deferred tax liabilities:
   Premium and other receivables           $      453   $      425   $       28
   Investment assets                            1,375        1,156          219
   Other                                            5            3            2
                                           ------------------------------------
      Gross deferred tax liabilities       $    1,833   $    1,584   $      249
                                           ------------------------------------
      Net deferred tax asset               $    1,198   $    1,887   $     (689)
                                           ====================================

     The statutory basis of accounting limits the amount of gross deferred tax assets that can be included in Company surplus. This limit is based on a formula that takes into consideration available loss carryback capacity, expected timing of reversal for existing temporary differences, gross deferred tax liabilities and the level of Company surplus. At December 31, 2003 and 2002, the Company's gross deferred tax assets did not exceed this limitation.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     Changes in deferred tax assets and liabilities related to unrealized gains and losses on investments are reported as a component of changes in unrealized capital gains and losses in the consolidated statement of changes in surplus. Other net changes in deferred tax assets and liabilities are direct adjustments to surplus and separately reported in the consolidated statement of changes in surplus.

     The major components of current income tax expense (benefit) were as follows:

                                              For the Year Ended December 31,
                                           ------------------------------------
                                              2003         2002         2001
                                           ----------   ----------   ----------
                                                      (in millions)
Current year income tax                    $      (65)  $       26   $      170
Tax credits                                       (25)         (15)         (11)
Equity tax expense (benefit)                       --         (453)          14
                                           ----------   ----------   ----------
   Total current tax expense (benefit)     $      (90)  $     (442)  $      173
                                           ==========   ==========   ==========

The Company's taxable income can vary significantly from gain from operations before taxes due to temporary timing and permanent differences in revenue recognition and expense deduction between book and tax.

The Company is subject to an "equity tax" that is assessed only on mutual life insurance companies. At December 31, 2001, the liability for income taxes payable included $453 million related to the Company's estimated liability for equity tax, primarily with respect to the 2001 tax year. In March 2002, Congress passed legislation that suspended assessments of equity tax for tax years 2001 through 2003. As a result, this liability was released as a current tax benefit during 2002. Barring any additional action by Congress, the equity tax is scheduled to be reinstated for the 2004 tax year.

The Company's effective tax rates were 13%, 299%, and 21% for the years ended December 31, 2003, 2002, and 2001, respectively. The effective rate is not the statutory rate applied to the Company's taxable income or loss by the Internal Revenue Service. It is a financial statement relationship that represents the ratio between the sum of total taxes, including those that affect net income and changes in deferred taxes not related to unrealized gains and losses on investments, to the sum of gain from operations before taxes and pretax net realized gains or losses. These financial statement effective rates were different than the applicable federal tax rate of 35% due primarily to differences between book and tax recognition of net investment income and realized capital gains and losses, prior year adjustments and the impact the of equity tax in 2002.

Income taxes incurred in the current and prior years of $1.2 billion are available at December 31, 2003 for recoupment in the event of future net losses.

                                      B-41
3

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

11.  Frank Russell Company Acquisition and Goodwill

     The Company acquired Frank Russell Company ("Russell") effective January 1, 1999 for a purchase price of approximately $955 million plus contingent consideration based upon the financial performance of Russell from the date of acquisition through the five year period ended December 31, 2003. Through December 31, 2003 that contingent consideration had aggregated to approximately $143 million. Russell, a global leader in multi-manager investment services, provides investment products and services in more than 35 countries. This acquisition was accounted for using the statutory purchase method, and the investment is accounted for using the equity method, adjusted for the charge-off of acquisition goodwill, and is reported in common stocks in the consolidated statement of financial position. Since the date of acquisition, the Company charged-off directly from surplus approximately $958 million, representing the goodwill associated with the acquisition, including the impact on goodwill of contingent consideration. The Company has received permission from the OCI for this statutory accounting treatment, which is different than that required by the NAIC "Accounting Practices and Procedures Manual", which prescribes amortization of goodwill over the period in which the purchasing entity benefits economically, not to exceed 10 years.

12.  Contingencies and Guarantees

     The Company has unconditionally guaranteed certain debt obligations of Russell, including $350 million of senior notes and up to $150 million of other credit facilities.

     In the normal course of business, the Company has guaranteed certain obligations of other affiliates. The maximum exposure under these agreements totaled approximately $62 million at December 31, 2003 and was generally mitigated by the underlying net asset values of the affiliates. The Company believes that the likelihood is remote that payments will be required under these guarantees and therefore has not accrued a contingent liability in the consolidated statement of financial position. In addition, the Company routinely makes commitments to fund mortgage loans or other investments in the normal course of business. These commitments aggregated to $2.3 billion at December 31, 2003 and were extended at market interest rates and terms.

     The Company is engaged in various legal actions in the normal course of its investment and insurance operations. In the opinion of management, losses that may ultimately result from such actions would not have a material effect on the Company's financial position at December 31, 2003.

13.  Related Party Transactions

     During 2003, the Company transferred investments to a majority-owned investment subsidiary as a capital contribution. Realized capital gains (losses) of ($7) million were recognized in 2003 on the transfer of these assets.

     During 2001, the Company transferred appreciated equity investments to wholly-owned subsidiaries as a capital contribution to the subsidiaries. Realized capital gains of $244 million for 2001 were reported based on the fair value of the assets at transfer.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

14.  Fair Value of Financial Instruments

     The fair value of investment assets, including derivatives, and certain policy liabilities at December 31, 2003 and 2002 were as follows:


                                          December 31, 2003      December 31, 2002
                                        --------------------   --------------------
                                        Statement     Fair     Statement     Fair
                                          Value       Value      Value       Value
                                        ---------   --------   ---------   --------
                                                       (in millions)
Assets:
   Bonds                                $  55,571   $ 58,596   $  50,597   $ 53,311
   Common and preferred stocks              6,577      8,488       4,902      6,373
   Mortgage loans                          16,426     18,086      15,692     17,485
   Real estate                              1,481      2,122       1,503      2,181
   Policy loans                             9,546      9,839       9,292      9,628
   Other investments                        4,851      5,373       4,242      4,802
   Cash and short-term investments          2,594      2,594       1,814      1,814
Liabilities:
   Investment-type insurance reserves   $   3,989   $  3,759   $   3,737   $  3,562

     Fair value of bonds, common and preferred stocks and derivative financial instruments are based upon quoted market prices, when available. For those not actively traded, fair values are estimated using independent pricing services or internally developed pricing models. The fair value of mortgage loans is estimated by discounting estimated future cash flows using market interest rates for debt with comparable credit risk and maturities. Real estate fair value is determined by discounting estimated future cash flows using market interest rates. Policy loan fair value is estimated based on discounted projected cash flows using market interest rates and assumptions regarding future loan repayments based on Company experience. Other investments primarily represent joint ventures and partnerships, for which the equity method approximates fair value.

     The fair value of investment-type insurance reserves is estimated by discounting estimated future cash flows at market interest rates for similar instruments with comparable maturities.

15.  Codification of Statutory Accounting Principles

     Beginning January 1, 2001, insurance companies domiciled in Wisconsin were required to prepare statutory basis financial statements in accordance with the new NAIC "Accounting Practices and Procedures Manual," subject to any variations prescribed or permitted by the OCI.

     These new requirements differed from those used prior to January 1, 2001, primarily because under the new statutory accounting principles: (1) deferred tax balances were established for temporary differences between book and tax bases of certain assets and liabilities, (2) investment valuation adjustments on impaired assets were measured differently and were reported as realized losses, (3) pension and other employee benefit obligations were accounted for based on the funded status of the related plans, (4) recognition of earnings from unconsolidated subsidiaries and affiliates as net investment income was limited to dividends received, (5) certain software costs were capitalized and amortized to expense over a maximum of five years, and (6) premiums, benefits and reserve changes for policies without significant mortality or morbidity

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     risks ("deposit-type contracts") were not included in revenue or benefits as reported in the consolidated statement of operations.

     The cumulative effect of adoption of these new accounting principles was reported in the consolidated statement of changes in surplus as of January 1, 2001, with no restatement of prior periods permitted. This cumulative effect was the difference in the amount of surplus that would have been reported at that date if the new accounting principles had been retroactively applied to all prior periods. The cumulative effect of these accounting changes increased surplus by $749 million at that date, and included the following (in millions):

Deferred tax accounting             $  850
Pension plan liabilities               (74)
Investment valuation changes, net      (27)
                                    ------
                                    $  749
                                    ======

[Letterhead of PricewaterhouseCoopers LLP]
--------------------------------------------------------------------------------
                                             PricewaterhouseCoopers LLP
                                             100 East Wisconsin Ave., Suite 1500
                                             Milwaukee, WI 53202
                                             Telephone: (414) 212 1600

Report of Independent Auditors

To the Board of Trustees and Policyowners of The Northwestern Mutual Life Insurance Company

We have audited the accompanying consolidated statement of financial position of The Northwestern Mutual Life Insurance Company and its subsidiary ("the Company") as of December 31, 2003 and 2002, and the related consolidated statements of operations, of changes in surplus and of cash flows for each of the three years in the period ended December 31, 2003. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these consolidated financial statements using accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (statutory basis of accounting), which practices differ from accounting principles generally accepted in the United States of America. Accordingly, the consolidated financial statements are not intended to represent a presentation in accordance with accounting principles generally accepted in the United States of America. The effects on the consolidated financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, the consolidated financial statements audited by us (1) do not present fairly in conformity with generally accepted accounting principles, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 2003 and 2002, or the results of their operations or their cash flows for each of the three years in the period ended December 31, 2003 because of the effects of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America referred to in the preceding paragraph, and (2) do present fairly, in all material respects, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 2003 and 2002 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2003, on the basis of accounting described in Note 1.

As discussed in Note 15 to the financial statements, the Company adopted the accounting policies in the revised National Association of Insurance Commissioners "Accounting Practices and Procedures Manual" - Effective January 1, 2001, as required by the Office of the Commissioner of Insurance of the State of Wisconsin. The effect of adoption is recorded as an adjustment to surplus as of January 1, 2001.


/s/ PRICEWATERHOUSECOOPERS LLP
January 26, 2004

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
DISTRIBUTION OF THE CONTRACTS................................................B-2

DETERMINATION OF ANNUITY PAYMENTS............................................B-2
   Amount of Annuity Payments................................................B-2
   Annuity Unit Value........................................................B-2
   Illustrations of Variable Annuity Payments................................B-3

VALUATION OF ASSETS OF THE ACCOUNT...........................................B-3

TRANSFERABILITY RESTRICTIONS.................................................B-4

PERFORMANCE DATA.............................................................B-4

EXPERTS......................................................................B-6

FINANCIAL STATEMENTS OF THE ACCOUNT..........................................B-7
(as of December 31, 2003 and for each of the two years in the period ended December 31, 2003)

   Report of Independent Accountants........................................B-18
   (as of December 31, 2003 and for each of the two years in the period ended December 31, 2003)

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL.................................B-19
(as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003)

   Report of Independent Accountants........................................B-45
   (as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003)